Prospectus
Class A, Class B and Class C

Calvert
Investments that make a difference

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Socially Responsible Funds
Calvert Social Investment Fund (CSIF)
o        Balanced Portfolio
o        Equity Portfolio
o        Enhanced Equity Portfolio
o        Bond Portfolio
o        Money Market Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund
Calvert World Values International Equity Fund
Calvert International Opportunities Fund
Calvert Global Alternative Energy Fund
Calvert New Vision Small Cap Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

January 31, 2008

PROSPECTUS
January 31, 2008
About the Funds
Investment Objective, Strategy, Principal Risks, Past Performance
2	CSIF Balanced
8	CSIF Equity
13	Calvert Social Index Fund
16	CSIF Enhanced Equity
22	Calvert Large Cap Growth
28	Calvert Capital Accumulation
33	CWVF International Equity
39	Calvert International Opportunities
43	Calvert Global Alternative Energy
50	Calvert New Vision Small Cap
54	Calvert Small Cap Value
59	Calvert Mid Cap Value
64	CSIF Bond
71	CSIF Money Market
73	Fees and Expenses
92	Investment Strategies and Risks

About Social Investing
102	Investment Selection Process
103	Socially Responsible Investment Criteria
109	Special Investment Programs
109	High Social Impact Investments
110	Special Equities
110	Manager Discovery Program
111	Shareholder Advocacy and Social Responsibility
About Your Investment
111	About Calvert
112	Advisor, Subadvisors and Portfolio Managers
122	Advisory Fees
123	How to Buy Shares
123	Getting Started
124	Choosing a Share Class
127	Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges
128	Reduced Sales Charges (sales load breakpoints/discount)
131	Reinstatement Privilege
131	Distribution and Service Fees
132	Service Fees and Arrangements with Broker/Dealers
134	Next Step -- Account Application
135	How Shares are Priced
137	When Your Account Will be Credited
138	Other Calvert Features / Policies (Exchanges, Market Timing Policy, Minimum Account Balance, etc.)

142	Dividends, Capital Gains and Taxes
144	How to Sell Shares
148	Financial Highlights

CSIF Balanced

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds, including mortgage-backed securities.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The equity portion of the Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall asset class mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of stocks or bonds may decline.
  The individual stocks and bonds in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates may not be correct.
  For the fixed-income securities held in the Fund, the credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The Advisor's allocation among different sectors of the stock and bond markets may not perform as well as expected.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the fixed income portion of the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Balanced Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to the Calvert Balanced Composite Benchmark Blend (the "Balanced Composite Benchmark"), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Lehman U.S. Credit Index. The Russell 1000 Index and the Lehman U.S. Credit Index are widely recognized unmanaged indexes of common stock and bond prices, respectively. It also shows the Fund's returns compared to the Lipper Mixed-Asset Target Allocation Growth Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

In December 2007 the Fund changed its broad-based benchmark to the Balanced Composite Benchmark from the Russell 1000 Index and the Lehman U.S. Credit Index. Calvert believes that this new benchmark better represents the type of securities in which the Fund's portfolio managers invest, making it easier for shareholders to compare the returns. The weighting of the component indexes in the Balanced Composite Benchmark represents the long-term allocation to stocks and bonds in the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Balanced
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '98	12.42%
Worst Quarter (of periods shown)	Q3 '01	-10.58%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Balanced Class A:
Return before taxes	-1.68%	7.28%	3.73%
Return after taxes on distributions	-2.92%	6.74%	2.31%
Return after taxes on distributions
and sale of Fund shares	0.09%	6.15%	2.46%
Balanced Composite Benchmark	5.51%	9.99%	6.14%
Russell 1000 Index	5.77%	13.43%	6.20%
Lehman U.S. Credit Index	5.11%	4.84%	6.05%
Lipper Mixed-Asset Target Allocation
Growth Funds Average	6.42%	10.68%	5.91%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (3/31/98)

CSIF Balanced Class B	-2.79%	7.10%	2.31%
Balanced Composite Benchmark	5.51%	9.99%	5.41%
Russell 1000 Index	5.77%	13.43%	5.00%
Lehman U.S. Credit Index	5.11%	4.84%	6.04%
Lipper Mixed-Asset Target Allocation
Growth Funds Average	6.42%	10.68%	5.12%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Balanced Class C	1.31%	7.28%	3.20%
Balanced Composite Benchmark	5.51%	9.99%	6.14%
Russell 1000 Index	5.77%	13.43%	6.20%
Lehman U.S. Credit Index	5.11%	4.84%	6.05%
Lipper Mixed-Asset Target Allocation
Growth Funds Average	6.42%	10.68%	5.91%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common stocks of U.S. large-cap companies, although it may have other investments, including foreign stocks and mid-cap stocks. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Standard & Poor's ("S&P") 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $708 million to $511.9 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion. The Fund also may purchase stocks outside the S&P 500 Index. Investment returns will be primarily from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for established companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Equity
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '98	26.98%
Worst Quarter (of periods shown)	Q3 '98	-17.56%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Equity Class A:
Return before taxes	4.71%	9.41%	7.43%
Return after taxes on distributions	3.80%	9.02%	6.84%
Return after taxes on distributions
and sale of Fund shares	4.29%	8.18%	6.32%
S&P 500 Index	5.49%	12.82%	5.91%
Lipper Multi-Cap Core Funds Average	6.43%	13.33%	7.07%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (3/31/98)

CSIF Equity Class B	4.05%	9.43%	5.96%
S&P 500 Index	5.49%	12.82%	4.65%
Lipper Multi-Cap Core Funds Average	6.43%	13.33%	5.95%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Equity Class C	8.09%	9.64%	7.06%
S&P 500 Index	5.49%	12.82%	5.91%
Lipper Multi-Cap Core Funds Average	6.43%	13.33%	7.07%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. Under normal circumstances, the Fund will invest at least 95% of its net assets (including borrowings for investment purposes) in securities contained in the Index. The Fund will provide shareholders with at least 60 days' notice before changing this policy. Generally, the Fund sells securities only to reflect a change in the Calvert Social Index.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2007, the capitalization range of the Index was $479 million to $333.1 billion, and the weighted average capitalization was $83.2 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index. As of December 31, 2007, there were 633 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1,000 largest U.S. companies. The Index is also reviewed quarterly to adjust for social criteria and other factors.

The socially responsible criteria are described below under "Socially Responsible Investment Criteria." Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Calvert Social Index may decline in value.
  An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Social Index Fund
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q2 '03	16.13%
Worst Quarter (of periods shown)	Q3 '02	-17.76%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (6/30/00)

Calvert Social Index Fund Class A:
Return before taxes	-2.25%	9.40%	-1.88%
Return after taxes on distributions	-2.40%	9.26%	-2.01%
Return after taxes on distributions
and sale of Fund shares	-1.25%	8.17%	-1.62%
Calvert Social Index Fund Class B	-3.36%	9.24%	-2.20%
Calvert Social Index Fund Class C	0.64%	9.39%	-2.20%
Calvert Social Index	3.15%	11.28%	-0.52%
Lipper Multi-Cap Core Funds Avg.	6.43%	13.33%	3.85%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stock of U.S. companies that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 Index was approximately $90.5 billion. As of December 31, 2007, the capitalization range of the Index was $384 million to $511.9 billion. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, including foreign stocks not exceeding 25% of the Fund's net assets, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and momentum of market sentiment. These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index. The Subadvisor may choose to sell a security when it no longer appears attractive under this process.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Russell 1000 Index may decline in value.
  The individual stocks in the Fund or the enhanced equity modeling portfolio may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The Fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Russell 1000 Index

The Subadvisor expects the annual tracking error, relative to the return of the Russell 1000 Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

CSIF Enhanced Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index, a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Enhanced Equity
Year-by-Year Total Return
(Class A return at NAV)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (4/15/98)

CSIF Enhanced Equity Class A:
Return before taxes	-6.34%	8.43%	3.30%
Return after taxes on distributions	-7.17%	7.97%	3.04%
Return after taxes on distributions
and sale of Fund shares	-3.02%	7.31%	2.83%
Russell 1000 Index	5.77%	13.43%	4.84%
Lipper Multi-Cap Core Funds Avg.	6.43%	13.33%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 4/30/98 is as follows: Class A return before taxes is 3.41%; Class A return after taxes on distributions is 3.14%; Class A return after taxes on distributions and sale of Fund shares is 2.93%; and Lipper Multi-Cap Core Funds Average is 5.91%.

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (4/15/98)

CSIF Enhanced Equity Class B	-7.45%	8.32%	2.73%
Russell 1000 Index	5.77%	13.43%	4.84%
Lipper Multi-Cap Core Funds Avg.	6.43%	13.33%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 4/30/98 is as follows: Class B return is 2.86%; and Lipper Multi-Cap Core Funds Average is 5.91%.

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (6/1/98)

CSIF Enhanced Equity Class C	-3.38%	8.52%	3.19%
Russell 1000 Index	5.77%	13.43%	5.23%
Lipper Multi-Cap Core Funds Avg.	6.43%	13.33%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 6/30/98 is as follows: Class C return is 2.75%; and Lipper Multi-Cap Core Funds Average is 6.09%.

Calvert Large Cap Growth

Objective

Calvert Large Cap Growth seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The Standard & Poor's ("S&P") 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of U.S. common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $708 million to $511.9 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion. The Fund also may purchase stocks outside the S&P 500 Index. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

As part of a secondary portfolio strategy, the Subadvisor may purchase or sell stock index futures and may purchase options on exchange-traded stock indices and stock index futures for purposes of hedging, speculation or leverage. The Subadvisor would use these investments only in its effort to keep the long-term average market risk of the Fund roughly equal to that of the market itself. Accordingly, the Fund may use stock index futures and options on both stock indices and stock index futures to increase exposure to the stock market when the Subadvisor perceives market conditions to be favorable and to decrease exposure to the stock market when it perceives conditions to be unfavorable. To increase stock market exposure, the Fund may establish long stock index futures positions or buy exchange-traded call option on both stock indices and stock index futures. To decrease exposure, the Fund may establish short stock index futures positions or buy exchange-traded put options on both stock indices and stock index futures. At any one point in time, however, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Subadvisor does not intend to leverage overall market risk in the long term.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor to the Fund purchases and sells securities for the Fund's portfolio based on information derived from its proprietary stock ranking and rating models. Stocks that are rated as sufficiently attractive in the models are subject to purchase. When a holding of the Fund deteriorates in ranking or rating, it is subject to sale.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The use of stock index futures and options may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. A stock index future is a contract to buy or sell the cash value of a specific stock index at a specific price by a specified date. An option gives the holder a right but not the obligation to purchase or sell a security at a specified price within a specified time, and a stock index option is an option based on a stock market index (or the cash value thereof). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. Stock index futures and options are derivatives. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. Derivatives also can involve risk of loss if the party who issued the derivative defaults on its obligation. In addition, derivatives may be less liquid and more difficult to value.
  - The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Large Cap Growth Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Multi-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/2000. Class I Shares (not offered in this prospectus) have an inception date of 8/5/1994, and Class A, B and C shares have an actual inception date of 10/31/2000. The performance results prior to 10/31/2000 for Class A shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway since its inception on 8/5/94. In the bar chart, and in the table for Class A returns before and after taxes, performance results before 10/31/2000 therefore are for Class I. Class I shares did not have Rule 12b-1 fees, and performance of Class A would have been lower if Rule 12b-1 fees of Class A had been reflected. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's classes of shares offered by this prospectus will differ from the returns shown in the bar chart, depending upon the expenses of that class and any applicable sales charge. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Large Cap Growth
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '99	40.66%
Worst Quarter (of periods shown)	Q1 '01	-23.01%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)

	1 year	5 years	10 years
Calvert Large Cap Growth Class A:
Return before taxes	7.87%	15.11%	8.35%
Return after taxes on distributions	7.69%	15.06%	7.91%
Return after taxes on distributions
and sale of Fund shares	5.35%	13.30%	7.17%
S&P 500 Index	5.49%	12.82%	5.91%
Lipper Multi-Cap Growth Funds Avg.	14.99%	15.45%	6.55%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)

	1 year	5 years	Since Inception (10/31/00)

Calvert Large Cap Growth
Class B	7.36%	15.06%	1.66%
Calvert Large Cap Growth
Class C	11.46%	15.23%	1.75%
S&P 500 Index	5.49%	12.82%	2.11%
Lipper Multi-Cap Growth Funds Avg.	14.99%	15.45%	-0.48%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Capital Accumulation

Objective

Calvert Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size U.S. companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. The Russell Midcap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell Midcap Growth Index was $384 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Fund also may purchase stocks outside the Russell Midcap Growth Index. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Capital Accumulation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Growth Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Capital Accumulation
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '98	25.03%
Worst Quarter (of periods shown)	Q3 '01	-24.88%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
Calvert Capital Accumulation Class A:
Return before taxes	4.35%	9.34%	3.91%
Return after taxes on distributions	4.12%	9.29%	2.93%
Return after taxes on distributions
and sale of Fund shares	3.13%	8.13%	2.87%
Russell Midcap Growth Index	11.43%	17.90%	7.59%
Lipper Mid-Cap Growth Funds Avg.	16.48%	16.44%	7.78%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (3/31/98)

Calvert Capital Accumulation Class B	3.59%	9.29%	2.09%
Russell Midcap Growth Index	11.43%	17.90%	6.55%
Lipper Mid-Cap Growth Funds Avg.	16.48%	16.44%	6.60%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
Calvert Capital Accumulation Class C	7.72%	9.53%	3.59%
Russell Midcap Growth Index	11.43%	17.90%	7.59%
Lipper Mid-Cap Growth Funds Avg.	16.48%	16.44%	7.78%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert World Values fund, inc. (CWVF) International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of foreign companies. "Equity securities" for purposes of this 80% policy means common and preferred stock and the depositary receipts on such shares. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common and preferred stocks of non-U.S. large cap companies using a core investment approach. The Fund defines "non-U.S. large cap" companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Global Investable Market Index ("IMI"). The MSCI EAFE IMI undergoes quarterly reassessment and updating reviews by MSCI: full reviews take place twice per year and partial reviews occur in the other two quarters. The market capitalization range for the MSCI EAFE IMI was $749 million to $233.6 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion.

The Fund will generally hold stocks of companies from the constituent countries of the MSCI EAFE IMI, but may opportunistically invest in other countries, including emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio relative to the benchmark, the MSCI EAFE IMI. As stocks improve or decline in rating over successive periodic model evaluations, they are gradually added to or sold from the portfolio.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" below.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CWVF International Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Fund's previous benchmark index, the MSCI EAFE (Standard) Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

In December 2007 the Fund changed its broad-based benchmark to the MSCI EAFE IMI from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which had been accessed historically by the Fund and which should continue to be accessed by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous benchmark indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CWVF International Equity
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '99	20.38%
Worst Quarter (of periods shown)	Q3 '01	-17.17%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CWVF International Equity Class A:
Return before taxes	-2.92%	15.60%	5.44%
Return after taxes on distributions	-4.78%	14.65%	4.41%
Return after taxes on distributions
and sale of Fund shares	-0.75%	13.57%	4.31%
MSCI EAFE (Standard) Index*	11.63%	22.08%	9.04%
Lipper International Multi-Cap Core
Funds Average	12.18%	20.77%	9.09%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (3/31/98)

CWVF International Equity Class B	-4.06%	15.36%	3.32%
MSCI EAFE (Standard) Index*	11.63%	22.08%	7.75%
Lipper International Multi-Cap Core
Funds Average	12.18%	20.77%	7.84%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CWVF International Equity Class C	0.10%	15.73%	4.96%
MSCI EAFE (Standard) Index*	11.63%	22.08%	9.04%
Lipper International Multi-Cap Core
Funds Average	12.18%	20.77%	9.09%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Fund's new benchmark index, the MSCI EAFE IMI, is not shown because it does not yet include one year of performance data.

Calvert International Opportunities

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/S&P World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $16 million to $28.1 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" below.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

If the Fund's Board of Directors approves a change in the Fund's investment objective, 60 days' advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and Shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

Calvert Global Alternative Energy

Objective

Calvert Global Alternative Energy seeks long-term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or that are significantly involved in the alternative energy sector. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Under the Fund's investment approach, a company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Index; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. (For additional information on these indices, see "Description of Alternative Energy Indices" below.)

The Fund defines a non-U.S. company as a company (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will invest in equity securities that include common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, rights and warrants.

The Fund will invest in securities of all market capitalizations; however, because many alternative energy companies are relatively new, the Fund may contain a greater number of small- and mid-cap stocks than large-cap stocks. As an internationally diversified fund, the Fund will invest in several countries in different geographic regions. The Fund will primarily invest in developed countries but may purchase securities in emerging markets. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Subadvisor will use a combination of quantitative and fundamental processes. The initial step focuses on development of the investible universe. The universe is evaluated based upon long-term strategic allocations for each sub-activity within the alternative energy sector. Fundamental and qualitative models further evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls during portfolio construction. The Subadvisor also consults a panel of experts in the field of alternative energy to provide research and insight on political, economic and regional trends with respect to alternative energy segments.

The Subadvisor may elect to sell a security following evaluation using a fair-value model created upon purchase. Factors that help to determine action include a review of business or financial fundamentals, and future expectations relative to current valuation and the model target.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Description of Alternative Energy Indices

As stated above under "Principal Investment Strategies," the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Index. The Ardour Global Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2007, the Index included 111 companies.

Merrill Lynch Renewable Energy Index. The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes "pure plays" as well as stocks likely to benefit in a less direct way. The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria -- market capitalization, liquidity and country of listing. As of December 31, 2007, the Index included 30 stocks in the broad renewable energy sector.

S&P Global Alternative Energy Index. The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices -- the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2007, the Index included 54 companies.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2007) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2007) in nuclear energy related businesses that meet investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index. The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2007, the Index included 88 companies.

WilderHill Clean Energy Index. A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2007, the Index included 42 companies.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline.
  The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments' policies towards alternative energy also may have an adverse affect on the Fund's performance.
  The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.
  The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry. A downturn in this industry would have a larger impact on the Fund than on a fund that does not concentrate in this industry. In addition, shares of the companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.
  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. The market value of convertible securities tends to decrease as interest rates increase, although to a lesser extent than with fixed-income securities. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Global Alternative Energy Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

Calvert New Vision Small Cap

Objective

Calvert New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks of U.S. companies that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $3 billion or less at the time the Fund initially invests. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert New Vision Small Cap Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert New Vision Small Cap
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '99	23.57%
Worst Quarter (of periods shown)	Q3 '98	-21.82%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
Calvert New Vision Small Cap Class A:
Return before taxes	-5.14%	5.24%	3.03%
Return after taxes on distributions	-5.14%	4.82%	2.40%
Return after taxes on distributions
and sale of Fund shares	-3.34%	4.52%	2.34%
Russell 2000 Index	-1.57%	16.25%	7.08%
Lipper Small-Cap Core Funds Avg.	-1.00%	15.47%	8.13%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (3/31/98)

Calvert New Vision Small Cap Class B	-6.28%	5.10%	1.79%
Russell 2000 Index	-1.57%	16.25%	6.22%
Lipper Small-Cap Core Funds Avg.	-1.00%	15.47%	7.27%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
Calvert New Vision Small Cap Class C	-2.25%	5.39%	2.67%
Russell 2000 Index	-1.57%	16.25%	7.08%
Lipper Small-Cap Core Funds Avg.	-1.00%	15.47%	8.13%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies small companies as having a market capitalization of $3 billion or less at the time of initial purchase.

The Fund seeks to identify the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Small Cap Value Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Value Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other class of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Small Cap Value
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q1 '06	11.06%
Worst Quarter (of periods shown)	Q2 '06	-5.53%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	Since Inception (10/01/04)

Calvert Small Cap Value Class A:
Return before taxes	-6.98%	4.44%
Return after taxes on distributions	-6.98%	4.44%
Return after taxes on distributions
and sale of Fund shares	-4.54%	3.80%
Russell 2000 Value Index	-9.78%	8.25%
Lipper Small-Cap Core Funds Avg.	-1.00%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 10/31/04 is as follows: Class A return before taxes is 4.73%; Class A return after taxes on distributions is 4.73%; Class A return after taxes on distributions and sale of Fund shares is

4.05%; and Lipper Small-Cap Core Funds Average is 9.88%.

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	Since Inception (4/1/05)

Calvert Small Cap Value Class C	-4.20%	4.39%
Russell 2000 Value Index	-9.78%	7.55%
Lipper Small-Cap Core Funds Avg.	-1.00%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 4/30/05 is as follows: Class C return is 7.18%, and Lipper Small-Cap Core Funds Average is 11.20%.

Calvert Mid Cap Value

Objective

Calvert Mid Cap Value will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index where companies had a capitalization of $479 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of between $2 and $10 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell Midcap Value Index, which had the market capitalization range stated above. The Russell Midcap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell Midcap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell Midcap Value Index will cause the Subadvisor's universe of stocks and range of market capitalizations to change accordingly. The Subadvisor also may purchase companies outside of the Russell Midcap Value Index.

The Fund may also invest up to 25% of its net assets in foreign securities.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Value Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Mid-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other class of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Mid Cap Value
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q2 '07	6.43%
Worst Quarter (of periods shown)	Q4 '07	-4.47%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	Since Inception (10/01/04)

Calvert Mid Cap Value Class A:
Return before taxes	-4.00%	7.60%
Return after taxes on distributions	-4.34%	7.30%
Return after taxes on distributions
and sale of Fund shares	-2.14%	6.46%
Russell Midcap Value Index	-1.42%	13.21%
Lipper Mid-Cap Core Funds Avg.	5.90%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*For comparison purposes to Lipper, performance as of 10/31/04 is as follows: Class A return before taxes is 7.44%; Class A return after taxes on distributions is 7.14%; Class A return after taxes on distributions and sale of Fund shares is 6.32%; and Lipper Mid-Cap Core Funds Average is 12.22%.

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	Since Inception (4/1/05)

Calvert Mid Cap Value Class C	-1.18%	5.88%
Russell Midcap Value Index	-1.42%	10.82%
Lipper Mid-Cap Core Funds Avg.	5.90%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 4/30/05 is as follows: Class C return is 7.48%, and Lipper Mid-Cap Core Funds Average is 12.96%.

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. At least 65% of the Fund's net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's ("S&P") or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the security's fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade in a security's credit quality rating is not an automatic signal to sell/buy that security.

The Fund invests principally in bonds issued by U.S. corporations and U.S. agencies (e.g., Government National Mortgage Assocation), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS. The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by S&P or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs.
  The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Bond Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Bond
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q1 '01	7.68%
Worst Quarter (of periods shown)	Q2 '04	-1.89%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Bond Class A:
Return before taxes	2.63%	5.10%	5.74%
Return after taxes on distributions	0.65%	3.28%	3.30%
Return after taxes on distributions
and sale of Fund shares	1.84%	3.34%	3.40%
Lehman U.S. Credit Index	5.11%	4.84%	6.05%
Lipper Corporate Debt Funds
A-Rated Average	4.47%	4.11%	5.08%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (3/31/98)

CSIF Bond Class B	1.62%	4.91%	5.08%
Lehman U.S. Credit Index	5.11%	4.84%	6.04%
Lipper Corporate Debt Funds
A-Rated Average	4.47%	4.11%	5.07%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception (6/1/98)

CSIF Bond Class C	4.82%	5.00%	5.00%
Lehman U.S. Credit Index	5.11%	4.84%	5.93%
Lipper Corporate Debt Funds
A-Rated Average	4.47%	4.11%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*For comparison purposes to Lipper, performance as of 6/30/98 is as follows: Class C return is 5.00%, and Lipper Corporate Debt Funds A-Rated Average is 4.94%.

CSIF Money Market

Objective

CSIF Money Market seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests in high quality money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations, and repurchase agreements. All investments must comply with the SEC's money market fund requirements per Rule 2a-7 of the Investment Company Act of 1940.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the Fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the Fund because it invests primarily in securities that are considered to be of high quality. The Fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Securities issued by government-sponsored entities ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.

Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CSIF Money Market Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's returns over time to the Lipper Money Market Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Money Market
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '00	1.48%
Worst Quarter (of periods shown)	Q1 '04	0.08%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	10 years
CSIF Money Market	4.55%	2.48%	3.25%
Lipper Money Market Funds Average	4.49%	2.40%	3.17%

For current yield information, call 800-368-2745, or visit Calvert's website at www.calvert.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

CSIF Balanced
Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.24%	1.00%	1.00%
Other expenses12	0.26%	0.45%	0.37%
Acquired fund fees and expenses10	0.14%	0.14%	0.14%
Total annual fund operating expenses11, *	1.34%	2.29%	2.21%

*Total Annual Fund Operating Expenses shown in the Fee and Expense Table do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio of 1.20%, 2.15%, and 2.07% for Classes A, B, and C, respectively, reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

CSIF Equity
Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses12	0.26%	0.34%	0.26%
Total annual fund operating expenses	1.21%	2.04%	1.96%

Calvert Social Index Fund

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Low balance fee
(applies only to Calvert Social Index
Fund for regular accounts under $5,000;	$15/year	$15/year	$15/year
IRA accounts under $1,000)

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses12	0.39%	0.63%	0.51%
Total annual fund operating expenses	1.09%	2.08%	1.96%
Less fee waiver and/or expense reimbursement7	(0.34%)	(0.33%)	(0.21%)
Net expenses	0.75%	1.75%	1.75%

CSIF Enhanced Equity

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Low balance fee
(applies only to Enhanced Equity	$15/year	$15/year	$15/year
regular accounts under $5,000 and IRA
accounts under $1,000)

Annual Fund Operating Expenses6,9
(deducted from fund assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses12	0.33%	0.54%	0.44%
Total annual fund operating expenses	1.33%	2.29%	2.19%

Calvert Large Cap Growth

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Low balance fee	$15/year	$15/year	$15/year
(applies only to Large Cap
Growth for all accounts under $1,000)

Annual Fund Operating Expenses6,7,8
(deducted from fund assets)
Management fees	0.74%	0.74%	0.74%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses12	0.29%	0.36%	0.25%
Total annual fund operating expenses	1.28%	2.10%	1.99%

Calvert Capital Accumulation

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%
Other expenses12	0.41%	0.64%	0.52%
Total annual fund operating expenses	1.66%	2.54%	2.42%

CWVF International Equity

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.07%	1.07%	1.07%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses12	0.30%	0.50%	0.36%
Acquired fund fees and expenses10	0.02%	0.02%	0.02%
Total annual fund operating expenses11, *	1.64%	2.59%	2.45%

*Total Annual Fund Operating Expenses shown in the Fee and Expense Table do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio of 1.62%, 2.57% and 2.43% for Classes A, B, and C, respectively, reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Calvert International Opportunities
Shareholder Fees
(fees paid directly from your account)	Class A	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	1.00%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.15%	1.15%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses12	1.25%	1.35%
Total annual fund operating expenses	2.65%	3.50%
Less fee waiver and/or
expense reimbursement7	(0.99%)	(1.00%)
Net expenses	.66%	2.50%

Calvert Global Alternative Energy

Shareholder Fees
(fees paid directly from your account)	Class A	Class C

Maximum sales charge (load)	4.75%	None
imposed on purchases
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or redemption	None1	1.00%3
proceeds, whichever is lower)

Redemption fee4	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 30 days of purchase

Annual Fund Operating Expenses6
(deducted from fund assets)

Management fees	1.35%	1.35%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses12	0.94%	1.04%
Total annual fund operating expenses	2.54%	3.39%
Less fee waiver and/or expense	(0.69%)	(0.54%)
reimbursement7
Net expenses	1.85%	2.85%

Calvert New Vision Small Cap

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses12	0.51%	0.75%	0.60%
Total annual fund operating expenses	1.76%	2.75%	2.60%
Calvert Small Cap Value

Shareholder Fees
(fees paid directly from your account)	Class A	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses12	0.59%	1.29%
Total annual fund operating expenses	1.84%	3.29%
Less fee waiver and/or expense reimbursement7	(0.15%)	(0.60%)
Net expenses	1.69%	2.69%

Calvert Mid Cap Value

Shareholder Fees
(fees paid directly from your account)	Class A	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses12	0.51%	0.96%
Total annual fund operating expenses	1.66%	2.86%
Less fee waiver and/or expense reimbursement7	(0.07%)	(0.27%)
Net expenses	1.59%	2.59%

CSIF Bond

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	3.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	4%5	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.20%	1.00%	1.00%
Other expenses12	0.27%	0.44%	0.27%
Total annual fund operating expenses	1.12%	2.09%	1.92%

CSIF Money Market

Shareholder Fees
(fees paid directly from your account)	Class O
Maximum sales charge (load) imposed on purchases	None
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or redemption	None
proceeds, whichever is lower)

Low balance fee	$3/mo.
(for accounts under $1,000)

Annual Fund Operating Expenses 6, 7
(deducted from fund assets)
Management fees	0.50%
Distribution and service (12b-1) fees	0.00%
Other expenses12	0.32%
Total annual fund operating expenses	0.82%

Explanation of Fees and Expenses Table

1 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares" -- Class A).

2 A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. Class B shareholders in CSIF Equity who acquired their shares pursuant to the reorganization of the Delaware Social Awareness Fund are subject to a different Class B contingent deferred sales charge schedule. See "How to Buy Shares/Choosing a Share Class/Class B" and "Calculation of Contingent Deferred Sales Charge."

3 A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge."

4 The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in-capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

5 A contingent deferred sales charge is imposed on the proceeds of Class B shares of CSIF Bond redeemed within 4 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 4% in the first year that shares are held, to 3% in the second, 2% in the third year, and 1% in the fourth year. There is no charge on redemptions of Class B shares held for more than four years. See "Calculation of Contingent Deferred Sales Charge."

6 Annual fund operating expenses are based on expenses for the Fund's most recent fiscal year unless otherwise noted. For Calvert International Opportunities and Calvert Global Alternative Energy, annual fund operating expenses are based on projected expenses for the Fund's current fiscal year. Management fees include the advisory fee paid by each Fund to the Advisor ("Calvert"), and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. In the case of Calvert Large Cap Growth, management fees also include the Subadvisory fee paid by the Fund to the Subadvisor. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index. With respect to the amount of each Fund's advisory fee, see "Advisory Fees". The administrative fees (as a percentage of net assets) are as follows: 0.35% for CWVF International Equity, Calvert International Opportunities and Calvert Global Alternative Energy; 0.30% for CSIF Bond; 0.275% for CSIF Balanced; 0.25% for Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value; 0.225% for Calvert Social Index Fund; 0.20% for CSIF Equity, CSIF Money Market and Calvert Large Cap Growth; and 0.15% for CSIF Enhanced Equity.

7 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2009. This expense limitation does not limit the acquired fund fees and expenses incurred by a shareholder. Direct net operating expenses will not exceed the following: for CSIF Money Market, 0.875%; for Calvert Social Index Fund, 0.75% for Class A, 1.75% for Class B, and 1.75% for Class C; for Calvert Large Cap Growth, 1.50% for Class A, 2.50% for Class B and 2.50% for Class C; for Calvert International Opportunities, 1.66% for Class A and 2.50% for Class C; for Calvert Global Alternative Energy, 1.85% for Class A and 2.85% for Class C; for Calvert Small Cap Value, 1.69% for Class A, and 2.69% for Class C; and for Calvert Mid Cap Value, 1.59% for Class A, and 2.59% for Class C. Only the Board of Trustees/Directors of the applicable Fund may terminate the Fund's expense cap for the contractual period. The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments and taxes. No Fund expects to incur a material amount of interest expense in the fiscal year. If a Fund (in particular, Calvert International Opportunities and Calvert Global Alternative Energy due to their principal investment strategy) were to incur expenses from employing leverage, the costs would be reflected in the net expense ratio. The Funds, however, do not currently intend to employ leverage, so there will be no expense for this activity.

Each Fund has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement." The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between the line items "Expenses Before Offsets" and "Net Expenses". The amount the Advisor benefited from the credit was 0.02% for Calvert Social Index Fund, 0.08% for Calvert International Opportunities, and 0.03% for Calvert Global Alternative Energy, Calvert Small Cap Value and Calvert Mid Cap Value, for the most recent fiscal year. See Statement of Additional Information, "Investment Advisor and Subadvisors".

8 The contractual expense cap is exclusive of any performance fee adjustment. The amounts shown in the table reflect a negative 0.14% performance fee adjustment. The maximum performance fee adjustment is 0.25%. Accordingly, assuming no change in assets, the adjustment would have the effect of raising net expenses to a maximum of 1.75% on Class A, 2.75% on Class B and 2.75% on Class C.

9 Calvert voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of CSIF Enhanced Equity. This waiver is contingent upon the continued service by SSgA Funds Management, Inc. as Subadvisor to the Fund at an annual fee of 25 basis points, and Calvert may cease this waiver at any time. The Fund's total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursement and offsets, the expenses of Class A, B and C of the Fund were 1.20%, 2.16% and 2.06%, respectively, for the fiscal year ended September 30, 2007.

10 Acquired Fund Fees and Expenses represent the underlying management fees and expenses, including any incentive allocations (typically 20%), of the private limited partnerships and limited liability companies (collectively, "Partnerships") that the Fund has acquired through its Special Equities investment program. This amount is based on historic fees and expenses, and the Partnership performance where applicable, and may be substantially higher or lower from year to year.

11 Total Annual Fund Operating Expenses shown in the "Fees and Expenses" table do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio (1.20%, 2.15%, and 2.07% for CSIF Balanced and 1.62%, 2.57% and 2.43% for CWVF International Equity, for Classes A, B, and C, respectively) reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

12 "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated;
  You reinvest all dividends and distributions;
  Your investment has a 5% return each year;
  The Fund's operating expenses remain the same; and
  Any Calvert expense limitation is in effect for year one.

The expense example for Calvert Large Cap Growth reflects a negative 0.14% performance fee adjustment for all years shown, based on the most recent fiscal year's results.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years	Class A	Class B (with redemption)	Class B (with redemption)	Class C (with redemption)	Class C (with redemption)
Investment is Held
CSIF Balanced
1	$605	$732	$232	$324	$224
3	879	1,115	715	691	691
5	1,174	1,425	1,225	1,185	1,185
10	2,011	2,387	2,387	2,544	2,544
CSIF Equity
1	592	707	207	299	199
3	841	1,040	640	615	615
5	1,108	1,298	1,098	1,057	1,057
10	1,871	2,156	2,156	2,285	2,285
Calvert Social Index Fund
1	548	678	178	278	178
3	773	1,020	620	595	595
5	1,016	1,288	1,088	1,038	1,038
10	1,712	2,130	2,130	2,268	2,268
CSIF Enhanced Equity
1	604	732	232	322	222
3	876	1,115	715	685	685
5	1,169	1,425	1,225	1,175	1,175
10	2,000	2,384	2,384	2,524	2,524
Calvert Large Cap Growth
1	599	713	213	302	202
3	862	1,058	658	624	624
5	1,144	1,329	1,129	1,073	1,073
10	1,947	2,222	2,222	2,317	2,317

	Class A	Class B (with redemption)	Class B (with redemption)	Class C (with redemption)	Class C (with redemption)

Calvert Capital Accumulation
1	$636	$757	$257	$345	$245
3	974	1,191	791	755	755
5	1,334	1,550	1,350	1,291	1,291
10	2,347	2,660	2,660	2,756	2,756
CWVF International Equity
1	634	762	262	348	248
3	968	1,205	805	764	764
5	1,324	1,575	1,375	1,306	1,306
10	2,326	2,693	2,693	2,786	2,786
Calvert International Opportunities
1	636	N/A	N/A	353	253
3	1,170	N/A	N/A	981	981
Calvert Global Alternative Energy
1	654	N/A	N/A	388	288
3	1,165	N/A	N/A	992	992
Calvert New Vision Small Cap
1	645	778	278	363	263
3	1,003	1,253	853	808	808
5	1,384	1,654	1,454	1,380	1,380
10	2,450	2,842	2,842	2,934	2,934
Calvert Small Cap Value
1	639	N/A	N/A	372	272
3	1,012	N/A	N/A	957	957
5	1,410	N/A	N/A	1,665	1,665
10	2,519	N/A	N/A	3,545	3,545
Calvert Mid Cap Value
1	629	N/A	N/A	362	262
3	967	N/A	N/A	861	861
5	1,328	N/A	N/A	1,485	1,485
10	2,341	N/A	N/A	3,166	3,166

	Class A	Class B (with redemption)	Class B (with redemption)	Class C (with redemption)	Class C (with redemption)

CSIF Bond
1	$485	612	212	295	195
3	718	855	655	603	603
5	969	1,124	1,124	1,037	1,037
10	1,687	1,943	1,943	2,243	2,243
CSIF Money Market (Class O)
1	84	N/A	N/A	N/A	N/A
3	262	N/A	N/A	N/A	N/A
5	455	N/A	N/A	N/A	N/A
10	1,014	N/A	N/A	N/A	N/A

Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain other non-principal investment strategies and techniques of the Fund, along with their risks. The Fund has additional non-principal investment policies and restrictions, which are discussed in the Statement of Additional Information ("SAI").

For each of the investment strategies listed, the table below shows each Fund's limitations as a percentage of either its net or total assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J     Fund currently uses as a principal investment strategy

q     Permitted, but not a principal investment strategy
       (% of assets allowable, if restricted)

8     Not permitted

xN   Allowed up to x% of Fund's net assets

xT    Allowed up to x% of Fund's total assets

NA   Not applicable to this type of fund

	C S I F B a l a n c e d	C S I F E q u i t y	C a l v e r t S o c i a l I n d e x F u n d	C S I F E n h a n c e d E q u i t y	C a l v e r t L a r g e C a p G r o w t h	C a l v e r t C a p i t a l A c c u m u l a t i o n	C W V F I n t e r n a t i o n a l E q u i t y	C a l v e r t I n t e r n a t i o n a l O p p o r t u n i t i e s	C a l v e r t G l o b a l A l t e r n a t i v e E n e r g y	C a l v e r t N e w V i s i o n S m a l l C a p	C a l v e r t S m a l l C a p V a l u e	C a l v e r t M i d C a p V a l u e	C S I F B o n d	C S I F M o n e y M a r k e t
Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	q	q	q	q	J	NA

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	q	q	q	q	NA

Conventional Securities

Stocks in General. The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	J	J	J	J	NA	NA

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S.. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25 N	25N	5 N1	8	10 N	25 N	J	J	J	15 T2	10 N	10 N	25 N	NA

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	q	q	q	q	J	J	J	J	J	NA	NA

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	NA	NA	q	q	q	q	q	q	q	q	J	NA

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	15 n3	15 n3	NA 3	NA	q	10 n3	5 n3	q	q	5 n3	q	q	35 n3	NA

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	NA	q	q	q	q	q	q	q	q	J	J4

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	10 N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	NA	NA	q	q	q	q	q	q	q	q	J	J4

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	NA	NA	q	q	q	q	q	q	q	q	J	q4

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	NA	NA	q	5 T	5 T	5 T	5 T	8	q	q	q	NA

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5 T5	5 T5	NA	5 T5	J 7	5 T5	5 T5	5 T5	5 T5	5 T5	5 T5	5 T5	5 T5	NA

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5 N6	5 N6	5 N6	5 N6	J 8	5 N6	5 N6	5 N6	5 N6	5 N6	5 N6	5 N6	5 N6	NA

1 Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of investing at least 95% of its net assets in securities contained in the Calvert Social Index. The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2 Calvert New Vision Small Cap may invest only in American Depositary Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.

3 Excludes any high social impact investments.

4 Must be money-market fund eligible under SEC Rule 2a-7.

5 Based on net premium payments.

6 Based on initial margin required to establish position.

7 Up to 5% of total assets based on net premium payments.

8 Up to 5% of net assets based on initial margin required to establish the position.

Glossary of Certain Investment Risks

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur when interest rates decline, typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

An index fund's goals are to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market, and those overweightings/underweightings may be out of favor in the market. To track its target index as closely as possible, the Calvert Social Index Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process

In seeking a Fund's investment objective, investments for the Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for a Fund must be consistent with the Fund's current financial and social criteria.

Investments in fixed income securities for Calvert's socially screened funds may be made prior to the application of social analysis, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform social analysis prior to purchase. However, following purchase, the fixed income security is evaluated according to the Fund's social criteria and if it is not found to meet the standards for the Fund's social criteria, the security must be sold as soon as is possible, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment objective and social criteria.

Each Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which a Fund may invest will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's social investment criteria. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria
(All Funds except Calvert Global Alternative Energy)

Each Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value

The Funds seek to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Funds seek to avoid investing in companies that:

  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

CWVF International Equity

CWVF International Equity seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

CWVF International Equity seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Calvert International Opportunities

Calvert International Opportunities seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

Calvert International Opportunities seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Socially Responsible Investment Criteria
(Calvert Global Alternative Energy only)

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The Fund provides an investment opportunity for climate change solutions and renewable energy development.

The Fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund will focus on environmental, social, and governance factors that promote and encourage sustainable solutions.

The Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, companies totally satisfy. All social criteria may be changed by the Board of Directors without shareholder approval.

The spirit of Calvert Global Alternative Energy's social criteria is similar to that of other Calvert Social Funds, but its application may at times differ. Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The Fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

The Fund will continue to adhere to core environmental, social and governance criteria as follows.

Calvert Global Alternative Energy

Calvert Global Alternative Energy seeks to invest in companies that:

  Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.
  Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.
  Treat their employees with dignity and respect in the workplace.
  Observe appropriate international human rights standards and respect the rights of indigenous peoples.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.
  Exhibit sound policies and practices with respect to corporate governance and business practices.

Calvert Global Alternative Energy seeks to avoid investing in companies that:

  Contribute directly to the systematic denial of basic human rights.
  Maintain poor environmental compliance and performance practices.
  Demonstrate poor corporate governance or engage in unethical business practices.
  Own or operate new nuclear power plants.

Special Investment Programs

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, certain Funds invest a small percentage of their respective assets in special investment programs that are non-principal investment strategies pioneered by Calvert -- High Social Impact Investments,

Special Equities, and the Calvert Manager Discovery Program.

CWVF International Equity and Calvert International Opportunities have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities investments.

High Social Impact Investments

CSIF Balanced, CSIF Bond and CSIF Equity, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of a Fund's assets (up to 3% for each of CWVF International Equity, Calvert Capital Accumulation, Calvert International Opportunities and Calvert Global Alternative Energy, and up to 1% for each of the other Funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds' social criteria. These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant social return through their impact in our local communities.

Each Fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund's investment advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced."

Pursuant to an exemptive order, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

The Funds may also invest directly in high social impact issuers, such as through Social Enterprises in conjunction with the Special Equities investment program (see "Special Equities" below).

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. High Social Impact Investments for Calvert Social Index Fund will be limited to 1% of the Fund's assets if it commences the program.

Special Equities

CSIF Balanced, CSIF Equity, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert Large Cap Growth and Calvert Social Index Fund

Each of these Funds has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. Special Equities investments are subject to each Fund's limit on illiquid securities (which is no more than 15% of a Fund's net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Sub-Committee of the Investment Performance Oversight Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. A Fund's Special Equities are valued under the direction of the Fund's Board. Special Equities investments for Calvert Social Index Fund will be limited to 1% of the Fund's assets if it commences the program.

Pursuant to approval by each Fund's Board of Trustees/Directors, each Fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research regarding the Special Equities Program.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of CSIF Balanced. The program allocates up to 5% of CSIF Balanced's assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the equity portion of CSIF Balanced. The Manager Discovery Program seeks to bring a dynamic new perspective to CSIF Balanced, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As each Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert votes all proxies consistent with the financial and social goals of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2007, Calvert was the investment advisor for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $16 billion in assets under management.

Advisor, Subadvisors and Portfolio Managers

Information is provided below identifying each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the respective Fund.

CSIF Balanced

Calvert Asset Management Company, Inc.

See "About Calvert" Above.

John P. Nichols handles the allocation of assets and Portfolio Managers for CSIF Balanced.

Gregory Habeeb manages the day-to-day investment of the fixed-income investments of CSIF Balanced.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

John P. Nichols, CFA	Vice President, Equities	Since 1980	Vice President, Equities, Calvert	Asset and Portfolio Manager Allocations for CSIF Balanced

Fixed Income Investments of CSIF Balanced
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Equity Investments of CSIF Balanced

New Amsterdam Partners, LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of CSIF Balanced since June 30, 2004.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	Since 1986	New Amsterdam Ms. Clayman founded the firm in 1986.	Portfolio Manager

Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	Since 1996	New Amsterdam Senior Portfolio Manager	Portfolio Manager

Profit Investment Management (Profit), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, has managed a portion of the equity assets of CSIF Balanced since October 2002. Profit is a part of Calvert's Manager Discovery Program.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Eugene A. Profit	President	11 years	Mr. Profit has been President and CEO of Profit for the past 11 years.	Portfolio Manager

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, is an SEC registered investment advisor whose clients are all U.S. investment companies. It is a wholly-owned subsidiary of State Street Corporation, a public company. SSgA FM is an affiliate of State Street Global Advisors ("SSgA"), which is the investment management division of State Street Bank and Trust Company, also a wholly-owned subsidiary of State Street Corporation. SSgA FM has managed equity assets in CSIF Balanced since March 2002.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Ric Thomas	Portfolio Manager	8 Years with affiliates; with SSgA FM since inception on April 30, 2001	Portfolio Manager in the Enhanced Equities Group.

Mr. Thomas is a Senior Managing Director of SSgA and is Department Head of the US Enhanced Equities Group responsible for the management and development of North American strategies. He focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

John O'Connell	Portfolio Manager	7 years with affiliates; with SSgA FM since June 30, 2003.

Since 2001: Member of Enhanced Equities Portfolio Management Team (Mr. O'Connell formally joined SSgA FM in 2003); since 2003: portfolio manager for other SSgA FM accounts.

July 31, 2006: Portfolio Manager for this Fund in the Enhanced Equities Group.

Mr. O'Connell is a Vice President of SSgA and Principal of SSgA FM, responsible for the management of North American strategies. He focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

CSIF Equity

Atlanta Capital Management Company, L.L.C. (Atlanta Capital), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed the assets of CSIF Equity since September 1998.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Richard B. England, CFA	Managing Director - Equities and Principal	3 years	2001-2004: Senior Portfolio Manager, Putnam Investments. 2004-Present: Atlanta Capital. July 31, 2006: Became Portfolio Manager for this Fund.	Lead Portfolio Manager

Marilyn R. Irvin, CFA	Senior Vice President/ Principal	18 years	Atlanta Capital	Portfolio Manager

William R. Hackney III, CFA	Managing Partner	12 years	Atlanta Capital	Portfolio Manager

Calvert Social Index Fund

World Asset Management, Inc. (World Asset), 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for the Calvert Social Index Fund. World Asset is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the assets of the Calvert Social Index Fund since its inception in 2000.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Kenneth A. Schluchter III	Managing Director, Domestic Investments	11 Years	World Asset as Portfolio Manager.	Portfolio Manager

Kevin K. Yousif Sr.	Senior Portfolio Manager	6 Years	World Asset as Portfolio Manager.	Portfolio Manager

CSIF Enhanced Equity

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, has managed the assets of CSIF Enhanced Equity since its inception in April 1998.

Ric Thomas and John O'Connell are SSgA FM's Portfolio Managers for CSIF Enhanced Equity. Please see the information presented above with respect to SSgA FM's management of CSIF Balanced regarding SSgA FM's business and organization, and regarding these Portfolio Managers' titles, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

Calvert Large Cap Growth

Bridgeway Capital Management, Inc. (Bridgeway), 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, has managed the assets of Calvert Large Cap Growth (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994. The firm has been in business since 1993. The firm is controlled by John Montgomery and his family.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

John N.R. Montgomery	President	Since 1993	Mr. Montgomery founded Bridgeway.	Portfolio Manager

Calvert Capital Accumulation

New Amsterdam Partners, LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of Calvert Capital Accumulation since September 2005.

Michelle Clayman and Nathaniel Paull are New Amsterdam's Portfolio Managers for Calvert Capital Accumulation. Please see the information presented above with respect to New Amsterdam's management of CSIF Balanced regarding these Portfolio Managers' titles, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

CWVF International Equity

Acadian Asset Management LLC (Acadian), One Post Office Square, 20th Floor, Boston, MA 02109, has managed the assets of CWVF International Equity since March 2006. The firm has been in business since 1986 and focuses specifically on international equity management. The firm is a wholly-owned subsidiary of Old Mutual Asset Managers (US), LLC, which is an indirect wholly-owned subsidiary of Old Mutual plc, a UK-listed financial services company.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Raymond F. Mui	Senior Vice President and Portfolio Manager	Since 1991	Senior Vice President and Portfolio Manager	Portfolio Manager

Brian K. Wolahan	Senior Vice President and Portfolio Manager	Since 1990	Senior Vice President and Portfolio Manager	Portfolio Manager

Calvert International Opportunities

F&C Management Limited (F&C), Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, has managed the assets of Calvert International Opportunities since its inception in May 2007. F&C, a corporation organized under the laws of the United Kingdom, registered with the SEC as an investment advisor in 1991. F&C is a wholly owned subsidiary of F&C Asset Management plc, which was incorporated in 1868 in London with the launch of the world's first investment trust and today manages through the F&C group of companies more than $200 billion in international and global equities, fixed income, property, socially responsible and alternative strategies.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Sophie Horsfall	Director, Global Equities Group	Since 2001	2002-present: Portfolio Manager, F&C	Lead Portfolio Manager

Jeremy Tigue	Director and Head of Global Equities	Since 1981	2002-present: Head, F&C Global Equities Group; also Manager, Foreign & Colonial Investment Trust	Head of Global Equities

Terry Coles	Assistant Director, Global Equities Group	Since 2006	2002-2006: Global Equities Fund Manager, Morgan Stanley September 2006-present: Fund Manager, Global Equities, F&C	Alternate Portfolio Manager

Calvert Global Alternative Energy

KBC Asset Management International Ltd. (KBC), Joshua Dawson House, Dawson Street, Dublin 2, Ireland, has managed the assets of Calvert Global Alternative Energy since its inception in May 2007. KBC is wholly-owned by KBC Asset Management Limited, which is a wholly-owned subsidiary of KBC Asset Management N.V. KBC's ultimate parent is the KBC Group, a major financial service group with headquarters in Brussels, Belgium.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Jens Peers	Head of Eco Funds	Since 1998	Lead Manager, KBC Financial Analyst, KBC	Portfolio Manager

Treasa Ni Chonghaile	Portfolio Manager, Alternative Energy	Since 1999	Equity Portfolio Management, KBC Performance & Risk Analyst, KBC	Portfolio Manager

Calvert New Vision Small Cap

Bridgeway Capital Management, Inc. (Bridgeway), 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, has managed the assets of Calvert New Vision Small Cap since March 9, 2007.

John N.R. Montgomery is Bridgeway's Portfolio Manager for Calvert New Vision Small Cap. Please see the information presented above with respect to Bridgeway's management of Calvert Large Cap Growth regarding Bridgeway's business and organization, and regarding this Portfolio Manager's title, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

Calvert Small Cap Value and Calvert Mid Cap Value

Channing Capital Management, LLC (Channing), 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed the assets of both Calvert Small Cap Value and Calvert Mid Cap Value since their inception in October 2004.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Eric T. McKissack, CFA	Founding Principal, Chief Executive Officer	Since 2003	Portfolio Management, Channing (2003-Present); Ariel Capital Management, LLC	Portfolio Manager

Wendell E. Mackey, CFA	Founding Principal, Director of Investments	Since 2003	Portfolio Management,Channing (2003-Present); Valenzuela Capital Partners, LLC	Portfolio Manager

CSIF Bond

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Gregory Habeeb is the Portfolio Manager for CSIF Bond. Please see the information presented above with respect to Calvert's management of the fixed income investments of CSIF Balanced regarding this Portfolio Manager's title, length of service with Calvert, business experience during the last five years and role on the management team.

Each of the Funds has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor (that is not an "affiliated person" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.
Fund	Advisory Fee
CSIF Balanced	0.421%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.50%1
Calvert Large Cap Growth	0.54%2
Calvert Capital Accumulation	0.65%
CWVF International Equity	0.70%3
Calvert International Opportunities	0.80%4
Calvert Global Alternative Energy	1.00%4
Calvert New Vision Small Cap	0.75%
Calvert Small Cap Value	0.75%
Calvert Mid Cap Value	0.65%
CSIF Bond	0.35%
CSIF Money Market	0.30%

1 Contractual advisory fee is 0.60%; the Advisor voluntarily waived 0.10% in advisory fees.

2 This includes a 0.45% subadvisory fee the Fund paid directly to the Subadvisor. The subadvisory fee is 0.45% on the first $1 billion of the Fund's average daily net assets and 0.425% on the Fund's average daily net assets in excess of $1 billion. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance of the Fund's Class I shares exceeds or trails the S&P 500 Index. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period.

3 The contractual advisory fee is 0.75% on the first $250 million, 0.725% on the next $250 million and 0.675% over $500 million; the Advisor waived 0.02% in advisory fees.

4 Calvert International Opportunities and Calvert Global Alternative Energy have not operated for a full fiscal year. The respective contractual advisory fees for these Funds are shown in the table above.

A discussion regarding the basis for the approval by the Funds' Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund (except the advisory and subadvisory agreements for Calvert International Opportunities and Calvert Global Alternative Energy) is available in the most recent Semi-Annual Report of the applicable Fund covering the fiscal period that ends on March 31 each year. A discussion regarding the basis for the approval by the applicable Board of Directors of the investment advisory and subadvisory agreements with respect to each of Calvert International Opportunities and Calvert Global Alternative Energy is in the respective Annual Report of these Funds for the year ended September 30, 2007.

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then, decide which Class of shares is best for you. You should make this decision carefully, based on:

  the amount you wish to invest;
  the length of time you plan to keep the investment;
  the Class expenses; and
  whether you qualify for any reduction or waiver of sales charges.

Each investor's financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.

Choosing a Share Class

CSIF Money Market offers only one class of shares (Class O), which is sold without a sales charge. The other Funds offer three different Classes (Class A, B, and C) through this prospectus, except that Calvert Small Cap Value, Calvert Mid Cap Value, Calvert International Opportunities and Calvert Global Alternative Energy offer two different Classes (Class A and C) through this prospectus. This chart shows the difference in the Classes and the general types of investors who may be interested in each Class. The sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations.
Class A: Front-End Sales Charge	Class B: Deferred Sales Charge for 6 years (4 years for CSIF Bond)	Class C: Deferred Sales Charge for 1 year
For all investors, particularly those investing $50,000 or more, which qualifies for a reduced sales charge, or who plan to hold the shares for a substantial period of time.

For investors who prefer not to pay a front-end sales charge and who plan to hold the shares until the contingent deferred sales charge no longer applies. The expenses of this class are higher than Class A because of the higher 12b-1 fee.

For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment. The expenses of this Class are higher than Class A because of the higher 12b-1 fee.

Sales charge on each purchase of 4.75% or less (3.75% or less for CSIF Bond), depending on the amount you invest.

No sales charge on each purchase, but if you sell your shares within 6 years, you will pay a deferred sales charge of 5% or less on shares you sell (4% or less on shares of CSIF Bond you sell within 4 years of purchase).

No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.

Class A shares have an annual 12b-1 fee of up to 0.50%.	Class B shares have an annual 12b-1 fee of 1.00%.	Class C shares have an annual 12b-1 fee of 1.00%.

Class A shares have lower annual expenses than Class B and C due to a lower 12b-1 fee.	Your shares will automatically convert to Class A shares after 8 years (6 years for CSIF Bond), reducing your future annual expenses.	Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.

Once the total balance of your existing Class B holdings of Calvert Funds reaches or exceeds $100,000, you should make future investments in Class A or Class C shares, rather than Class B; at that time you will qualify for Class A sales load breakpoints/discount.

When the total balance of your existing Class C holdings of Calvert Funds reaches or exceeds $500,000 you should make future investments in Class A shares since you will qualify to purchase Class A shares at a reduced sales load.

Class A

If you choose Class A, you will pay a sales charge at the time of each purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in CSIF Balanced, or if your cumulative purchases or the value in your account is more than $50,000 but less than $100,000,* then the sales charge is reduced to 3.75%.

* This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds that impose sales charges.

CSIF Balanced, Equity, Enhanced Equity
Calvert Capital Accumulation
CWVF International Equity Calvert International Opportunities
Calvert Global Alternative Energy
Calvert New Vision Small Cap
Calvert Social Index Fund
Calvert Large Cap Growth
Calvert Small Cap Value
Calvert Mid Cap Value

			CSIF Bond
Your investment in Class A shares	Sales Charge % of offering price	% of Amt. Invested	Sales Charge % of offering price	% of Amt. Invested
Less than $50,000	4.75%	4.99%	3.75%	3.90%
$50,000 but less than $100,000	3.75%	3.90%	3.00%	3.09%
$100,000 but less than $250,000	2.75%	2.83%	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%	1.01%
$1,000,000 and over	None**	None**	None**	None**

** Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder's fee has been paid by Calvert Distributors, Inc. are subject to a one-year contingent deferred sales charge of 0.80%. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers.

Class B

If you choose Class B, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first 6 years (or 4 years for CSIF Bond), you will have to pay a "contingent deferred" sales charge ("CDSC"). This means that you do not have to pay the sales charge unless you sell your shares within the first 6 years after purchase (or 4 years for CSIF Bond). Keep in mind that the longer you hold the shares, the less you will have to pay in deferred sales charges. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

	CSIF Balanced, Equity*, Enhanced Equity Calvert Capital Accumulation CWVF International Equity Calvert New Vision Small Cap Calvert Social Index Fund Calvert Large Cap Growth	CSIF Bond
Time Since Purchase	CDSC	CDSC
1st year	5%	4%
2nd year	4%	3%
3rd year	4%	2%
4th year	3%	1%
5th year	2%	None
6th year	1%	None
After 6 years	None	None

*  The following schedule applies to Class B shareholders of CSIF Equity who acquired their shares pursuant to the reorganization of the Delaware Social Awareness Fund: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. For example, if you invested $5,000 in CSIF Equity Class B shares three years ago, and your investment is now worth $5,750, the CDSC will be calculated by taking the lesser of the two values ($5,000), and multiplying it by 4%, for a CDSC of $200. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code of 1986, as amended ("Code").
  Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.
  A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date or within 30 days of a redemption. This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.
  If the selling broker/dealer has an agreement with Calvert Distributors, Inc. ("CDI"), the Funds' distributor, to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. (For more information on the agreement, see "Service Fees and Arrangements with Broker/Dealers" below.) Ask your broker/dealer if this waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

Class B shares may not always present the most cost efficient option to shareholders in comparison with Class A shares. Consider the classes of shares carefully to determine which Class is most suitable for you.

Class C

If you choose Class C, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. Class C may be a good choice for you if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment.

The CDSC on Class C Shares will be waived if the shares were sold by a broker/dealer that has an agreement with CDI to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. (For more information on the agreement, see "Service Fees and Arrangements with Broker/Dealers," below.) Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

Reduced Sales Charges

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your

* A "family group" includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.

A "qualified group" is one which:

         1. has been in existence for more than six months, and

         2. has a purpose other than acquiring shares at a discount, and

         3. satisfies uniform criteria which enable CDI and broker/dealers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or broker/dealers distributing shares, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or broker/dealers.

broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.

Statement of Intention

You may reduce your Class A sales charge by establishing a statement of intention ("Statement"). A Statement allows you to combine all Calvert Funds (excluding money market funds) purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included. (If your shares are held through a financial intermediary in an omnibus account, your financial intermediary may not be able to include purchases made during the previous 90 days. You should check with your financial intermediary regarding such purchases.)

A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. In this regard, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in shares (computed to the nearest full share) of the Fund by the Transfer Agent. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.

If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied.

Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, Calvert Distributors, Inc. ("CDI") will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to you.

The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Code. There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CDI of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the savings plan account is (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by Calvert on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

  current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members;
  directors, officers, and employees of any subadvisor for the Calvert Family of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the subadvisor, or broker/dealer;
  purchases made through a Registered Investment Advisor;
  trust departments of banks or savings institutions for trust clients of such bank or institution, and purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by: (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker/dealer or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the Code, and "rabbi trusts."

Established Accounts

Shares of CSIF Balanced may be sold at net asset value to you if your account was established on or before July 17, 1986.

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from a Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.

Purchases made at Net Asset Value ("NAV")

Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege

Subject to the Funds' market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge. Within 90 days after redemption of Class B shares, you may reinvest in Class A of the Fund at NAV, if a CDSC was paid. In order to take advantage of this privilege, you must notify the Fund or broker/dealer at the time of the repurchase. Each Fund reserves the right to modify or eliminate this privilege.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also allows each Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the SAI for further discussion of these services. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see "Service Fees and Arrangements with Broker/Dealers" below for more service fee and other information regarding arrangements with broker/dealers.

The following table shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year unless otherwise indicated. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund's Board of Trustees/Directors. The fees are based on average daily net assets by Class.
Maximum Payable under Plan/Amount Actually Paid
CSIF Money Market	0.25%/0.00%
	Class A	Class B	Class C
CSIF Balanced	0.35%/0.24%	1.00%/1.00%*	1.00%/1.00%*
CSIF Equity	0.35%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Social Index Fund	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
CSIF Enhanced Equity	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Large Cap Growth	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Capital Accumulation	0.35%/0.35%	1.00%/1.00%*	1.00%/1.00%*
CWVF International Equity	0.35%/0.25%	1.00%/1.00%*	1.00%/1.00%*
International Opportunities** 0.50%/0.25%	N/A	1.00%/1.00%*
Global Alternative Energy**	0.50%/0.25%	N/A	1.00%/1.00%*
New Vision Small Cap	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Small Cap Value	0.35%/0.25%	N/A	1.00%/1.00%*
Calvert Mid Cap Value	0.35%/0.25%	N/A	1.00%/1.00%*
CSIF Bond	0.35%/0.20%	1.00%/1.00%*	1.00%/1.00%*

* For Classes B and C, 0.75% of the Fund's average daily net assets is paid for distribution services and 0.25% is paid for shareholder services.

**For Calvert International Opportunities and Calvert Global Alternative Energy, the table shows the estimated amount for the current fiscal year rather than the amount actually paid for the most recent fiscal year.

Service Fees and Arrangements with Broker/Dealers

CDI, each Fund's principal underwriter, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class B and C), when you purchase shares of non-money market funds. CDI also pays broker/dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The following table shows the maximum commissions and service fees paid by CDI to broker/dealers, which differ depending on the Class.
Maximum Commission/Service Fees
CSIF Money Market	None/0.05%
	Class A*	Class B**	Class C***
CSIF Balanced	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Social Index Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Enhanced Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Large Cap Growth	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Capital Accumulation	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CWVF International Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
International Opportunities	4.00%/0.25%	N/A	1.00%/1.00%
Global Alternative Energy	4.00%/0.25%	N/A	1.00%/1.00%
New Vision Small Cap	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Small Cap Value	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Mid Cap Value	4.00%/0.25%	N/A	1.00%/1.00%
CSIF Bond	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%

*Class A service fee begins to accrue in the first month after purchase.

**Class B service fee begins to accrue in the 13th month after purchase.

***Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in the 13th month after purchase.

If the selling broker/dealer has an agreement with CDI to sell Class B and Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CDI does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after purchase.

During special sales promotions, CDI may reallow to broker/dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant.

Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay broker/dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more (excluding CSIF Money Market.) Where paid, the finder's fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder's fee within one year, then CDI may recoup the difference in the finder's fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.

Next Step -- Account Application

Complete and sign an application for each new account. When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.
Minimum To Open an Account
CSIF Balanced	$1,000
CSIF Equity	$1,000
CSIF Bond	$1,000
CSIF Money Market	$1,000
Calvert Small Cap Value	$1,000
Calvert Mid Cap Value	$1,000
Calvert Large Cap Growth	$2,000
CWVF International Equity	$2,000
International Opportunities	$2,000
Global Alternative Energy	$2,000
Capital Accumulation	$2,000
New Vision Small Cap	$2,000
CSIF Enhanced Equity	$5,000
Calvert Social Index Fund	$5,000 ($2,000 for IRAs)

Minimum additional investments
$250; the Funds may charge a $2 service fee on purchases of less than $250.

A Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee. In addition, a Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Please make your check payable to the Fund and mail it to:
New Accounts	Subsequent investments
(include application):	(include investment slip):
Calvert	Calvert
P.O. Box 219544	P.O. Box 219739
Kansas City, MO 64121-9544	Kansas City, MO 64121-9739

By Registered,	Calvert
Certified, or	c/o BFDS
Overnight Mail	330 West 9th Street
Kansas City, MO 64105-1807

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange ("NYSE") is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. Each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account in order to verify your identity. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's NAV. Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

HOW SHARES ARE PRICED

The price of shares is based on each Fund's NAV. The NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations, except that all securities held by CSIF Money Market are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees/Directors and pursuant to a Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to a Fund's valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Board of Directors of CWVF International Equity and Calvert International Opportunities, and the Board of Directors of Calvert Global Alternative Energy, have retained a third-party fair value pricing service, pursuant to the respective Fund's valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order" below.

CSIF Money Market

Your purchase will be credited at the NAV calculated after your order is received and accepted. If the Transfer Agent receives your wire purchase by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information, call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Funds require a signature guarantee to verify your signature, which may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before any subsequent redemption requests for those shares are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of fund shares by fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may include the imposition of redemption fees, as described under "How to Sell Shares - Redemption Fee." The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Trustees/Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Trustees/Directors. The Board of Trustees/Directors of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Trustees/Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

This Market Timing Policy does not apply to CSIF Money Market.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may: modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling customer service at 800-368-2745.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25. CSIF Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance / Low Balance Fee

Please maintain a balance in each of your Fund accounts of at least $1,000 per class ($5,000 for CSIF Enhanced Equity and Calvert Social Index Fund). If the balance in your account falls below the minimum during a month, a low balance fee will be charged to your account (CSIF Money Market, $3/month; CSIF Enhanced Equity, Calvert Large Cap Growth and Calvert Social Index Fund $15/year).

If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.
CSIF Money Market	Accrued daily, paid monthly
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Large Cap Growth	Paid annually
Calvert Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
Calverrt International Opportunities	Paid annually
Calvert Global Alternative Energy	Paid annually
Calvert New Vision Small Cap	Paid annually
Calvert Small Cap Value	Paid annually
Calvert Mid Cap Value	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend (Not Applicable to CSIF Money Market)

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

For Non-Money Market Funds

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For fixed-income and balanced Funds, you will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in an international or global Fund, you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits. For non-fixed income Funds, some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written on CSIF Money Market during the hold period will be returned for uncollected funds.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. There are some federal holidays, however, i.e., Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.

Your letter should include your account number, name of the Fund/Class and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Draftwriting (CSIF Money Market only)

You may redeem shares in your CSIF Money Market account by writing a draft for at least $250. If you complete and return the signature card for draftwriting, CSIF Money Market will mail bank drafts to you, printed with your name and address. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks). You may not print your own. Any customer-printed checks will not be honored and will be returned without notice. CSIF Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds and for any stop payment on drafts. As a service to shareholders, shares may be automatically transferred between your Calvert money market accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the CDSC.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days).

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

In its effort to detect and prevent market timing, each Fund (except CSIF Money Market) charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code.
  Involuntary redemptions of accounts under procedures set forth by a Fund's Board of Trustees/Directors.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a "qualified default investment alternative" in a retirement plan account in accordance with the requirements of Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies - Market Timing Policy," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation. For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

CSIF Balanced
Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006 (z)	2005
Net asset value, beginning		$29.46	$28.25	$26.13
Income from investment operations
Net investment income		.60	.55	.44
Net realized and unrealized gain (loss)		1.88	1.12	2.08
Total from investment operations		2.48	1.67	2.52
Distributions from
Net investment income		(.57)	(.46)	(.40)
Total distributions		(.57)	(.46)	(.40)
Total increase (decrease) in net asset value		1.91	1.21	2.12
Net asset value, ending		$31.37	$29.46	$28.25

Total return*		8.47%	5.94%	9.68%
Ratios to average net assets:A
Net investment income		1.94%	1.90%	1.59%
Total expenses		1.20%	1.21%	1.22%
Expenses before offsets		1.20%	1.21%	1.22%
Net expenses		1.19%	1.20%	1.21%
Portfolio turnover		81%	73%	83%
Net assets, ending (in thousands)		$542,659	$525,740	$517,840

			Years Ended
			September 30,	September 30,
Class A Shares			2004	2003
Net asset value, beginning			$24.35	$21.44
Income from investment operations
Net investment income			.36	.38
Net realized and unrealized gain (loss)			1.77	2.87
Total from investment operations			2.13	3.25
Distributions from
Net investment income			(.35)	(.34)
Total distributions			(.35)	(.34)
Total increase (decrease) in net asset value			1.78	2.91
Net asset value, ending			$26.13	$24.35

Total return*			8.77%	15.28%
Ratios to average net assets:A
Net investment income			1.37%	1.67%
Total expenses			1.25%	1.25%
Expenses before offsets			1.25%	1.25%
Net expenses			1.25%	1.24%
Portfolio turnover			106%	175%
Net assets, ending (in thousands)			$486,255	$480,201

See notes to financial highlights.

CSIF Balanced Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007	2006 (z)	2005
Net asset value, beginning		$29.24	$28.05	$25.94
Income from investment operations
Net investment income		.28	.27	.17
Net realized and unrealized gain (loss)		1.89	1.10	2.06
Total from investment operations		2.17	1.37	2.23
Distributions from
Net investment income		(.28)	(.18)	(.12)
Total distributions		(.28)	(.18)	(.12)
Total increase (decrease) in net asset value		1.89	1.19	2.11
Net asset value, ending		$31.13	$29.24	$28.05

Total return*		7.45%	4.90%	8.62%
Ratios to average net assets:A
Net investment income		.99%	.95%	.60%
Total expenses		2.15%	2.16%	2.20%
Expenses before offsets		2.15%	2.16%	2.20%
Net expenses		2.14%	2.15%	2.20%
Portfolio turnover		81%	73%	83%
Net assets, ending (in thousands)		$24,767	$27,805	$28,592

			Years Ended
			September 30,	September 30,
Class B Shares			2004	2003
Net asset value, beginning			$24.18	$21.31
Income from investment operations
Net investment income			.11	.13
Net realized and unrealized gain (loss)			1.74	2.86
Total from investment operations			1.85	2.99
Distributions from
Net investment income			(.09)	(.12)
Total distributions			(.09)	(.12)
Total increase (decrease) in net asset value			1.76	2.87
Net asset value, ending			$25.94	$24.18

Total return*			7.63%	14.06%
Ratios to average net assets:A
Net investment income			.34%	.55%
Total expenses			2.27%	2.34%
Expenses before offsets			2.27%	2.34%
Net expenses			2.26%	2.34%
Portfolio turnover			106%	175%
Net assets, ending (in thousands)			$24,839	$19,670

See notes to financial highlights.

CSIF Balanced Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006 (z)	2005
Net asset value, beginning		$28.95	$27.79	$25.70
Income from investment operations
Net investment income		.32	.28	.18
Net realized and unrealized gain (loss)		1.85	1.07	2.04
Total from investment operations		2.17	1.35	2.22
Distributions from
Net investment income		(.29)	(.19)	(.13)
Total distributions		(.29)	(.19)	(.13)
Total increase (decrease) in net asset value		1.88	1.16	2.09
Net asset value, ending		$30.83	$28.95	$27.79

Total return*		7.53%	4.87%	8.67%
Ratios to average net assets:A
Net investment income		1.07%	.99%	.65%
Total expenses		2.07%	2.11%	2.16%
Expenses before offsets		2.07%	2.11%	2.16%
Net expenses		2.06%	2.10%	2.15%
Portfolio turnover		81%	73%	83%
Net assets, ending (in thousands)		$30,340	$27,547	$25,980

			Years Ended
			September 30,	September 30,
Class C Shares			2004	2003
Net asset value, beginning			$23.95	$21.12
Income from investment operations
Net investment income			.12	.13
Net realized and unrealized gain (loss)			1.73	2.82
Total from investment operations			1.85	2.95
Distributions from
Net investment income			(.10)	(.12)
Total distributions			(.10)	(.12)
Total increase (decrease) in net asset value			1.75	2.83
Net asset value, ending			$25.70	$23.95

Total return*			7.71%	14.02%
Ratios to average net assets:A
Net investment income			.39%	.59%
Total expenses			2.22%	2.31%
Expenses before offsets			2.22%	2.31%
Net expenses			2.22%	2.30%
Portfolio turnover			106%	175%
Net assets, ending (in thousands)			$21,819	$16,585

See notes to financial highlights.

CSIF Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006	2005
Net asset value, beginning		$37.15	$35.38	$31.63
Income from investment operations
Net investment income (loss)		**	(.02)	.03
Net realized and unrealized gain (loss)		5.50	2.38	3.72
Total from investment operations		5.50	2.36	3.75
Distributions from
Net realized gains		(1.59)	(.59)	--
Total distributions		(1.59)	(.59)	--
Total increase (decrease) in net asset value		3.91	1.77	3.75
Net asset value, ending		$41.06	$37.15	$35.38

Total return*		15.23%	6.74%	11.86%
Ratios to average net assets:A
Net investment income (loss)		(.01%)	(.06%)	.08%
Total expenses		1.21%	1.23%	1.25%
Expenses before offsets		1.21%	1.23%	1.25%
Net expenses		1.21%	1.23%	1.24%
Portfolio turnover		35%	35%	31%
Net assets, ending (in thousands)		$1,000,992	$907,459	$858,873

			Years Ended
			September 30,	September 30,
Class A Shares			2004	2003
Net asset value, beginning			$29.43	$23.84
Income from investment operations
Net investment income (loss)			(.09)	(.06)
Net realized and unrealized gain (loss)			2.29	5.67
Total from investment operations			2.20	5.61
Distributions from
Net realized gains			--	(.02)
Total increase (decrease) in net asset value			2.20	5.59
Net asset value, ending			$31.63	$29.43

Total return*			7.48%	23.56%
Ratios to average net assets:A
Net investment income (loss)			(.32%)	(.26%)
Total expenses			1.25%	1.29%
Expenses before offsets			1.25%	1.29%
Net expenses			1.24%	1.29%
Portfolio turnover			17%	29%
Net assets, ending (in thousands)			$695,472	$530,322

See notes to financial highlights.

CSIF Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007	2006	2005
Net asset value, beginning		$34.15	$32.84	$29.61
Income from investment operations
Net investment income (loss)		(.33)	(.32)	(.24)
Net realized and unrealized gain (loss)		5.06	2.22	3.47
Total from investment operations		4.73	1.90	3.23
Distributions from
Net realized gains		(1.59)	(.59)	--
Total distributions		(1.59)	(.59)	--
Total increase (decrease) in net asset value		3.14	1.31	3.23
Net asset value, ending		$37.29	$34.15	$32.84

Total return*		14.28%	5.85%	10.91%
Ratios to average net assets:A
Net investment income (loss)		(.84%)	(.90%)	(.77%)
Total expenses		2.04%	2.06%	2.09%
Expenses before offsets		2.04%	2.06%	2.09%
Net expenses		2.04%	2.06%	2.09%
Portfolio turnover		35%	35%	31%
Net assets, ending (in thousands)		$87,476	$95,903	$105,189

			Years Ended
			September 30,	September 30,
Class B Shares			2004	2003
Net asset value, beginning			$27.78	$22.70
Income from investment operations
Net investment income (loss)			(.33)	(.25)
Net realized and unrealized gain (loss)			2.16	5.35
Total from investment operations			1.83	5.10
Distributions from
Net realized gains			--	(.02)
Total increase (decrease) in net asset value			1.83	5.08
Net asset value, ending			$29.61	$27.78

Total return*			6.59%	22.50%
Ratios to average net assets:A
Net investment income (loss)			(1.16%)	(1.12%)
Total expenses			2.09%	2.15%
Expenses before offsets			2.09%	2.15%
Net expenses			2.08%	2.15%
Portfolio turnover			17%	29%
Net assets, ending (in thousands)			$86,242	$70,824

See notes to financial highlights.

CSIF Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005
Net asset value, beginning		$31.89	$30.68	$27.64
Income from investment operations.
Net investment income (loss)		(.25)	(.26)	(.20)
Net realized and unrealized gain (loss)		4.68	2.06	3.24
Total from investment operations		4.43	1.80	3.04
Distributions from
Net realized gains		(1.59)	(.59)	--
Total distributions		(1.59)	(.59)	--
Total increase (decrease) in net asset value		2.84	1.21	3.04
Net asset value, ending		$34.73	$31.89	$30.68

Total return*		14.35%	5.93%	11.00%
Ratios to average net assets:A
Net investment income (loss)		(.76%)	(.82%)	(.69%)
Total expenses		1.96%	1.99%	2.01%
Expenses before offsets		1.96%	1.99%	2.01%
Net expenses		1.96%	1.98%	2.01%
Portfolio turnover		35%	35%	31%
Net assets, ending (in thousands)		$119,917	$109,468	$107,305

			Years Ended
			September 30,	September 30,
Class C Shares			2004	2003
Net asset value, beginning			$25.92	$21.17
Income from investment operations.
Net investment income (loss)			(.27)	(.22)
Net realized and unrealized gain (loss)			1.99	4.99
Total from investment operations			1.72	4.77
Distributions from
Net realized gains			--	(.02)
Total increase (decrease) in net asset value			1.72	4.75
Net asset value, ending			$27.64	$25.92

Total return*			6.64%	22.56%
Ratios to average net assets:A
Net investment income (loss)			(1.09%)	(1.06%)
Total expenses			2.03%	2.10%
Expenses before offsets			2.03%	2.10%
Net expenses			2.03%	2.09%
Portfolio turnover			17%	29%
Net assets, ending (in thousands)			$86,514	$61,897

See notes to financial highlights.

Calvert Social Index Fund Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$12.23	$11.29	$10.43
Income from investment operations
Net investment income		.15	.11	.13
Net realized and unrealized gain (loss)		1.41	.92	.84
Total from investment operations		1.56	1.03	.97
Distributions from:
Net investment income		(.12)	(.09)	(.11)
Total distributions		(.12)	(.09)	(.11)
Total increase (decrease) in net asset value		1.44	.94	.86
Net asset value, ending		$13.67	$12.23	$11.29

Total return*		12.80%	9.14%	9.31%
Ratios to average net assets:A
Net investment income		1.12%	.96%	1.21%
Total expenses		1.09%	1.22%	1.34%
Expenses before offsets		.77%	.78%	.77%
Net expenses		.75%	.75%	.75%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$59,291	$48,265	$44,108

		Years Ended
		September 30,	September 30,
Class A Shares		2004 (z)	2003
Net asset value, beginning		$9.55	$7.50
Income from investment operations
Net investment income	.	.06	.05
Net realized and unrealized gain (loss)		.87	2.03
Total from investment operations		.93	2.08
Distributions from:
Net investment income		(.05)	(.03)
Total distributions		(.05)	(.03)
Total increase (decrease) in net asset value		.88	2.05
Net asset value, ending		$10.43	$9.55

Total return*		9.73%	27.88%
Ratios to average net assets:A
Net investment income		.64%	.63%
Total expenses		1.48%	1.62%
Expenses before offsets		.77%	.77%
Net expenses		.75%	.75%
Portfolio turnover		14%	7%
Net assets, ending (in thousands)		$39,684	$27,802

See notes to financial highlights.

Calvert Social Index Fund Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$11.74	$10.87	$10.05
Income from investment operations
Net investment income (loss)		.01	**	.02
Net realized and unrealized gain (loss)		1.36	.87	.81
Total from investment operations		1.37	.87	.83
Distributions from:
Net investment income		**	--	(.01)
Total distributions		**	--	(.01)
Total increase (decrease) in net asset value		1.37	.87	.82
Net asset value, ending		$13.11	$11.74	$10.87

Total return*		11.68%	8.00%	8.29%
Ratios to average net assets:A
Net investment income (loss)		.12%	(.04%)	.21%
Total expenses		2.08%	2.26%	2.43%
Expenses before offsets		1.77%	1.78%	1.77%
Net expenses		1.75%	1.75%	1.75%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$6,036	$4,949	$4,623

		Years Ended
		September 30,	September 30,
Class B Shares		2004 (z)	2003
Net asset value, beginning		$9.30	$7.38
Income from investment operations
Net investment income (loss)		(.03)	.01
Net realized and unrealized gain (loss)		.83	1.94
Total from investment operations		.80	1.95
Distributions from:
Net investment income		(.05)	(.03)
Total distributions		(.05)	(.03)
Total increase (decrease) in net asset value		.75	1.92
Net asset value, ending		$10.05	$9.30

Total return*		8.57%	26.55%
Ratios to average net assets:A
Net investment income (loss)		(.36%)	(.37%)
Total expenses		2.61%	3.05%
Expenses before offsets		1.77%	1.77%
Net expenses		1.75%	1.75%
Portfolio turnover		14%	7%
Net assets, ending (in thousands)		$4,072	$2,369

See notes to financial highlights.

Calvert Social Index Fund Financial Highlights

			Years Ended
		September 30	September 30,	September 30,
Class C Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$11.73	$10.86	$10.05
Income from investment operations
Net investment income (loss)		.01	**	.02
Net realized and unrealized gain (loss)		1.36	.87	.80
Total from investment operations		1.37	.87	.82
Distributions from:
Net investment income		**	--	(.01)
Total distributions		**	--	(.01)
Total increase (decrease) in net asset value		1.37	.87	.81
Net asset value, ending		$13.10	$11.73	$10.86

Total return*		11.69%	8.01%	8.19%
Ratios to average net assets:A
Net investment income (loss)		.12%	(.04%)	.21%
Total expenses		1.96%	2.13%	2.30%
Expenses before offsets		1.77%	1.78%	1.77%
Net expenses		1.75%	1.75%	1.75%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$8,998	$6,751	$5,542

		Years Ended
		September 30,	September 30,
Class C Shares		2004 (z)	2003
Net asset value, beginning		$9.29	$7.37
Income from investment operations
Net investment income (loss)		(.03)	.01
Net realized and unrealized gain (loss)		.84	1.94
Total from investment operations		.81	1.95
Distributions from:
Net investment income		(.05)	(.03)
Total distributions		(.05)	(.03)
Total increase (decrease) in net asset value		.76	1.92
Net asset value, ending		$10.05	$9.29

Total return*		8.69%	26.59%
Ratios to average net assets:A
Net investment income (loss)		(.36%)	(.36%)
Total expenses		2.46%	2.88%
Expenses before offsets		1.77%	1.77%
Net expenses		1.75%	1.75%
Portfolio turnover		14%	7%
Net assets, ending (in thousands)		$4,896	$2,534

See notes to financial highlights.

CSIF Enhanced Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007 (z)	2006 (z)	2005
Net asset value, beginning		$19.75	$18.76	$16.96
Income from investment operations
Net investment income (loss)		.13	.10	.12
Net realized and unrealized gain (loss)		1.53	1.51	1.75
Total from investment operations		1.66	1.61	1.87
Distributions from
Net investment income		(.09)	(.06)	(.07)
Net realized gain		(.83)	(.56)	--
Total distributions		(.92)	(.62)	(.07)
Total increase (decrease) in net asset value		.74	.99	1.80
Net asset value, ending		$20.49	$19.75	$18.76

Total return*		8.58%	8.79%	11.03%(r)
Ratios to average net assets:A
Net investment income (loss)		.66%	.56%	.64%
Total expenses		1.33%	1.36%	1.38%
Expenses before offsets		1.23%	1.26%	1.28%
Net expenses		1.20%	1.23%	1.27%
Portfolio turnover		56%	47%	38%
Net assets, ending (in thousands)		$65,209	$58,020	$54,618

			Years Ended
			September 30,	September 30,
Class A Shares			2004	2003
Net asset value, beginning			$15.17	$12.24
Income from investment operations
Net investment income (loss)			.03	.03
Net realized and unrealized gain (loss)			1.76	2.90
Total from investment operations			1.79	2.93
Total increase (decrease) in net asset value			1.79	2.93
Net asset value, ending			$16.96	$15.17

Total return*			11.80%	23.94%
Ratios to average net assets:A
Net investment income (loss)			.19%	.24%
Total expenses			1.43%	1.54%
Expenses before offsets			1.43%	1.45%
Net expenses			1.41%	1.44%
Portfolio turnover			13%	42%
Net assets, ending (in thousands)			$55,253	$39,145

See notes to financial highlights.

CSIF Enhanced Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007 (z)	2006 (z)	2005
Net asset value, beginning		$18.20	$17.43	$15.84
Income from investment operations
Net investment income (loss)		(.06)	(.07)	(.05)
Net realized and unrealized gain (loss)		1.41	1.40	1.64
Total from investment operations		1.35	1.33	1.59
Distributions from
Net realized gains		(.83)	(.56)	--
Total distributions		(.83)	(.56)	--
Total increase (decrease) in net asset value		.52	.77	1.59
Net asset value, ending		$18.72	$18.20	$17.43

Total return*		7.55%	7.78%	10.04%(r)
Ratios to average net assets:A
Net investment income (loss)		(.30%)	(.38%)	(.31%)
Total expenses		2.29%	2.30%	2.32%
Expenses before offsets		2.19%	2.20%	2.22%
Net expenses		2.16%	2.17%	2.21%
Portfolio turnover		56%	47%	38%
Net assets, ending (in thousands)		$7,257	$8,156	$9,043

			Years Ended
			September 30,	September 30,
Class B Shares			2004	2003
Net asset value, beginning			$14.30	$11.67
Income from investment operations
Net investment income (loss)			(.12)	(.10)
Net realized and unrealized gain (loss)			1.66	2.73
Total from investment operations			1.54	2.63
Total increase (decrease) in net asset value			1.54	2.63
Net asset value, ending			$15.84	$14.30

Total return*			10.77%	22.54%
Ratios to average net assets:A
Net investment income (loss)			(.75%)	(.82%)
Total expenses			2.37%	2.55%
Expenses before offsets			2.37%	2.51%
Net expenses			2.36%	2.50%
Portfolio turnover			13%	42%
Net assets, ending (in thousands)			$8,391	$6,936

See notes to financial highlights.

CSIF Enhanced Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007 (z)	2006 (z)	2005
Net asset value, beginning		$18.27	$17.50	$15.90
Income from investment operations
Net investment income (loss)		(.04)	(.06)	(.05)
Net realized and unrealized gain (loss)		1.42	1.39	1.65
Total from investment operations		1.38	1.33	1.60
Distributions from
Net realized gains		(.83)	(.56)	--
Total distributions		(.83)	(.56)	--
Total increase (decrease) in net asset value		.55	.77	1.60
Net asset value, ending		$18.82	$18.27	$17.50

Total return*		7.69%	7.75%	10.06%(r)
Ratios to average net assets:A
Net investment income (loss)		(.20%)	(.33%)	(.29%)
Total expenses		2.19%	2.25%	2.28%
Expenses before offsets		2.09%	2.15%	2.18%
Net expenses		2.06%	2.12%	2.17%
Portfolio turnover		56%	47%	38%
Net assets, ending (in thousands)		$10,089	$7,846	$7,344

			Years Ended
			September 30,	September 30,
Class C Shares			2004	2003
Net asset value, beginning			$14.35	$11.71
Income from investment operations
Net investment income (loss)			(.10)	(.10)
Net realized and unrealized gain (loss)			1.65	2.74
Total from investment operations			1.55	2.64
Total increase (decrease) in net asset value			1.55	2.64
Net asset value, ending			$15.90	$14.35

Total return*			10.80%	22.54%
Ratios to average net assets:A
Net investment income (loss)			(.72%)	(.83%)
Total expenses			2.34%	2.56%
Expenses before offsets			2.34%	2.51%
Net expenses			2.32%	2.50%
Portfolio turnover			13%	42%
Net assets, ending (in thousands)			$6,038	$4,433

See notes to financial highlights.

Calvert Large Cap Growth Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006	2005
Net asset value, beginning		$30.61	$29.32	$24.37
Income from investment operations
Net investment income (loss)		(.01)	(.10)	(.12)
Net realized and unrealized gain (loss)		5.26	1.39	5.07
Total from investment operations		5.25	1.29	4.95
Total increase (decrease) in net asset value		5.25	1.29	4.95
Net asset value, ending		$35.86	$30.61	$29.32

Total return*		17.15%	4.40%	20.31%
Ratios to average net assets:A
Net investment income (loss)		(.04%)	(.43%)	(.72%)
Total expenses		1.28%	1.52%	1.56%
Expenses before offsets		1.28%	1.52%	1.56%
Net expenses		1.27%	1.51%	1.55%
Portfolio turnover		49%	34%	61%
Net assets, ending (in thousands)		$1,026,289	$842,433	$373,113

		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$21.09	$16.25
Income from investment operations
Net investment income (loss)		(.10)	(.16)
Net realized and unrealized gain (loss)		3.38	5.00
Total from investment operations		3.28	4.84
Total increase (decrease) in net asset value		3.28	4.84
Net asset value, ending		$24.37	$21.09

Total return*		15.55%	29.78%
Ratios to average net assets:A
Net investment income (loss)		(.87%)	(1.07%)
Total expenses		1.85%	2.53%
Expenses before offsets		1.62%	1.70%
Net expenses		1.61%	1.68%
Portfolio turnover		56%	78%
Net assets, ending (in thousands)		$97,781	$18,139

See notes to financial highlights.

Calvert Large Cap Growth Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007	2006	2005
Net asset value, beginning		$28.95	$27.97	$23.47
Income from investment operations
Net investment income (loss)		(.27)	(.32)	(.32)
Net realized and unrealized gain (loss)		4.97	1.30	4.82
Total from investment operations		4.70	.98	4.50
Total increase (decrease) in net asset value		4.70	.98	4.50
Net asset value, ending		$33.65	$28.95	$27.97

Total return*		16.23%	3.50%	19.17%
Ratios to average net assets:A
Net investment income (loss)		(.86%)	(1.28%)	(1.62%)
Total expenses		2.10%	2.36%	2.47%
Expenses before offsets		2.10%	2.36%	2.47%
Net expenses		2.09%	2.36%	2.46%
Portfolio turnover		49%	34%	61%
Net assets, ending (in thousands)		$49,951	$43,415	$29,861

		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$20.50	$15.96
Income from investment operations
Net investment income (loss)		(.29)	(.28)
Net realized and unrealized gain (loss)		3.26	4.82
Total from investment operations		2.97	4.54
Total increase (decrease) in net asset value		2.97	4.54
Net asset value, ending		$23.47	$20.50

Total return*		14.49%	28.45%
Ratios to average net assets:A
Net investment income (loss)		(1.89%)	(2.07%)
Total expenses		2.76%	3.51%
Expenses before offsets		2.62%	2.70%
Net expenses		2.61%	2.68%
Portfolio turnover		56%	78%
Net assets, ending (in thousands)		$12,614	$4,705

See notes to financial highlights.

Calvert Large Cap Growth Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005
Net asset value, beginning		$29.11	$28.10	$23.55
Income from investment operations
Net investment income (loss)		(.22)	(.26)	(.25)
Net realized and unrealized gain (loss)		4.97	1.27	4.80
Total from investment operations		4.75	1.01	4.55
Total increase (decrease) in net asset value		4.75	1.01	4.55
Net asset value, ending		$33.86	$29.11	$28.10

Total return*		16.32%	3.59%	19.32%
Ratios to average net assets:A
Net investment income (loss)		(.75%)	(1.19%)	(1.54%)
Total expenses		1.99%	2.28%	2.39%
Expenses before offsets		1.99%	2.28%	2.39%
Net expenses		1.99%	2.27%	2.38%
Portfolio turnover		49%	34%	61%
Net assets, ending (in thousands)		$125,951	$91,505	$41,036

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$20.59	$16.02
Income from investment operations
Net investment income (loss)		(.24)	(.26)
Net realized and unrealized gain (loss)		3.20	4.83
Total from investment operations		2.96	4.57
Total increase (decrease) in net asset value		2.96	4.57
Net asset value, ending		$23.55	$20.59

Total return*		14.38%	28.53%
Ratios to average net assets:A
Net investment income (loss)		(1.88%)	(2.08%)
Total expenses		2.74%	3.78%
Expenses before offsets		2.62%	2.70%
Net expenses		2.61%	2.68%
Portfolio turnover		56%	78%
Net assets, ending (in thousands)		$11,288	$2,635

See notes to financial highlights.

Calvert Capital Accumulation Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007 (z)	2006	2005
Net asset value, beginning		$24.02	$23.42	$21.60
Income from investment operations
Net investment income (loss)		(.26)	(.27)	(.31)
Net realized and unrealized gain (loss)		4.35	.87	2.13
Total from investment operations		4.09	.60	1.82
Total increase (decrease) in net asset value		4.09	.60	1.82
Net asset value, ending		$28.11	$24.02	$23.42

Total return*		17.03%	2.56%	8.43%
Ratios to average net assets:A
Net investment income (loss)		(.98%)	(1.05%)	(1.26%)
Total expenses		1.66%	1.71%	1.68%
Expenses before offsets		1.66%	1.71%	1.68%
Net expenses		1.64%	1.69%	1.68%
Portfolio turnover		47%	31%	157%
Net assets, ending (in thousands)		$107,976	$103,499	$110,970

		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$19.82	$15.79
Income from investment operations
Net investment income (loss)		(.32)	(.26)
Net realized and unrealized gain (loss)		2.10	4.29
Total from investment operations		1.78	4.03
Total increase (decrease) in net asset value		1.78	4.03
Net asset value, ending		$21.60	$19.82

Total return*		8.98%	25.52%
Ratios to average net assets:A
Net investment income (loss)		(1.41%)	(1.48%)
Total expenses		1.73%	1.82%
Expenses before offsets		1.73%	1.82%
Net expenses		1.72%	1.81%
Portfolio turnover		101%	170%
Net assets, ending (in thousands)		$111,520	$104,878

See notes to financial highlights.

Calvert Capital Accumulation Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007 (z)	2006	2005
Net asset value, beginning		$22.13	$21.76	$20.24
Income from investment operations
Net investment income (loss)		(.45)	(.49)	(.49)
Net realized and unrealized gain (loss)		3.98	.86	2.01
Total from investment operations		3.53	.37	1.52
Total increase (decrease) in net asset value		3.53	.37	1.52
Net asset value, ending		$25.66	$22.13	$21.76

Total return*		15.95%	1.70%	7.51%
Ratios to average net assets:A
Net investment income (loss)		(1.86%)	(1.91%)	(2.12%)
Total expenses		2.54%	2.57%	2.54%
Expenses before offsets		2.54%	2.57%	2.54%
Net expenses		2.52%	2.55%	2.53%
Portfolio turnover		47%	31%	157%
Net assets, ending (in thousands)		$11,613	$13,752	$16,503

		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$18.73	$15.07
Income from investment operations
Net investment income (loss)		(.48)	(.39)
Net realized and unrealized gain (loss)		1.99	4.05
Total from investment operations		1.51	3.66
Total increase (decrease) in net asset value		1.51	3.66
Net asset value, ending		$20.24	$18.73

Total return*		8.06%	24.29%
Ratios to average net assets:A
Net investment income (loss)		(2.28%)	(2.45%)
Total expenses		2.60%	2.79%
Expenses before offsets		2.60%	2.79%
Net expenses		2.59%	2.78%
Portfolio turnover		101%	170%
Net assets, ending (in thousands)		$16,936	$15,152

See notes to financial highlights.

Calvert Capital Accumulation Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007 (z)	2006	2005
Net asset value, beginning		$21.47	$21.10	$19.62
Income from investment operations
Net investment income (loss)		(.41)	(.42)	(.44)
Net realized and unrealized gain (loss)		3.87	.79	1.92
Total from investment operations		3.46	.37	1.48
Total increase (decrease) in net asset value		3.46	.37	1.48
Net asset value, ending		$24.93	$21.47	$21.10

Total return*		16.12%	1.75%	7.54%
Ratios to average net assets:A
Net investment income (loss)		(1.74%)	(1.84%)	(2.07%)
Total expenses		2.42%	2.49%	2.49%
Expenses before offsets		2.42%	2.49%	2.49%
Net expenses		2.41%	2.47%	2.49%
Portfolio turnover		47%	31%	157%
Net assets, ending (in thousands)		$13,275	$12,831	$14,038

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$18.15	$14.59
Income from investment operations
Net investment income (loss)		(.43)	(.37)
Net realized and unrealized gain (loss)		1.90	3.93
Total from investment operations		1.47	3.56
Total increase (decrease) in net asset value		1.47	3.56
Net asset value, ending		$19.62	$18.15

Total return*		8.10%	24.40%
Ratios to average net assets:A
Net investment income (loss)		(2.23%)	(2.35%)
Total expenses		2.55%	2.69%
Expenses before offsets		2.55%	2.69%
Net expenses		2.54%	2.68%
Portfolio turnover		101%	170%
Net assets, ending (in thousands)		$12,914	$10,896

See notes to financial highlights.

Calvert World Values International Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006	2005
Net asset value, beginning		$23.87	$20.29	$16.60
Income from investment operations
Net investment income (loss)		.22	.24	.21
Net realized and unrealized gain (loss)		4.61	3.51	3.59
Total from investment operations		4.83	3.75	3.80
Distributions from
Net investment income		(.20)	(.17)	(.11)
Net realized gain		(2.93)	--	--
Total distributions		(3.13)	(.17)	(.11)
Total increase (decrease) in net asset value		1.70	3.58	3.69
Net asset value, ending		$25.57	$23.87	$20.29

Total return*		21.72%	18.58%	22.95%
Ratios to average net assets:A
Net investment income (loss)		1.08%	1.19%	1.23%
Total expenses		1.62%	1.73%	1.86%
Expenses before offsets		1.60%	1.72%	1.86%
Net expenses		1.60%	1.71%	1.85%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$546,564	$401,195	$297,151

		Years Ended
		September 30,	September 30,
Class A Shares		2004 (z)	2003
Net asset value, beginning		$14.55	$11.99
Income from investment operations
Net investment income (loss)		.10	.09
Net realized and unrealized gain (loss)		2.12	2.53
Total from investment operations	.	2.22	2.62
Distributions from
Net investment income		(.17)	(.06)
Net realized gains		--	--
Total distributions		(.17)	(.06)
Total increase (decrease) in net asset value		2.05	2.56
Net asset value, ending		$16.60	$14.55

Total return*		15.30%	21.93%
Ratios to average net assets:A
Net investment income (loss)		.60%	.72%
Total expenses		1.97%	2.07%
Expenses before offsets		1.97%	2.05%
Net expenses		1.96%	2.05%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$213,524	$162,699

See notes to financial highlights.

Calvert World Values International Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007	2006	2005
Net asset value, beginning		$21.85	$18.61	$15.30
Income from investment operations
Net investment income (loss)		.09	.06	.15
Net realized and unrealized gain (loss)		4.10	3.18	3.16
Total from investment operations		4.19	3.24	3.31
Distributions from:
Net investment income		--	**	--
Net realized gain		(2.93)	--	--
Total distributions		(2.93)	**	--
Total increase (decrease) in net asset value		1.26	3.24	3.31
Net asset value, ending		$23.11	$21.85	$18.61

Total return*		20.60%	17.43%	21.63%
Ratios to average net assets:A
Net investment income (loss)		.13%	.18%	.20%
Total expenses		2.57%	2.73%	2.92%
Expenses before offsets		2.54%	2.72%	2.92%
Net expenses		2.54%	2.70%	2.91%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$23,805	$18,053	$14,232

		Years Ended
		September 30,	September 30,
Class B Shares		2004 (z)	2003
Net asset value, beginning		$13.57	$11.33
Income from investment operations
Net investment income (loss)		(.08)	(.08)
Net realized and unrealized gain (loss)		1.97	2.38
Total from investment operations		1.89	2.30
Distributions from:
Net investment income		(.16)	(.06)
Net realized gains		--	--
Total distributions		(.16)	(.06)
Total increase (decrease) in net asset value		1.73	2.24
Net asset value, ending		$15.30	$13.57

Total return*		13.95%	20.34%
Ratios to average net assets:A
Net investment income (loss)		(.54%)	(.64%)
Total expenses		3.14%	3.44%
Expenses before offsets		3.14%	3.42%
Net expenses		3.13%	3.41%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$8,934	$6,176

See notes to financial highlights.

Calvert World Values International Equity Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005
Net asset value, beginning		$21.34	$18.18	$14.91
Income from investment operations
Net investment income (loss)		.13	.13	.15
Net realized and unrealized gain (loss)		3.99	3.06	3.12
Total from investment operations		4.12	3.19	3.27
Distributions from:
Net investment income		(.02)	(.03)	--
Net realized gain		(2.93)	--	--
Total distributions		(2.95)	(.03)	--
Total increase (decrease) in net asset value		1.17	3.16	3.27
Net asset value, ending		$22.51	$21.34	$18.18

Total return*		20.81%	17.55%	21.93%
Ratios to average net assets:A
Net investment income (loss)		.31%	.38%	.38%
Total expenses		2.43%	2.57%	2.75%
Expenses before offsets		2.41%	2.56%	2.75%
Net expenses		2.40%	2.55%	2.74%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$50,790	$32,723	$22,856

		Years Ended
		September 30,	September 30,
Class C Shares		2004 (z)	2003
Net asset value, beginning		$13.18	$10.97
Income from investment operations
Net investment income (loss)		(.04)	(.03)
Net realized and unrealized gain (loss)		1.92	2.30
Total from investment operations	.	1.88	2.27
Distributions from
Net investment income		(.15)	(.06)
Net realized gains		--	--
Total distributions		(.15)	(.06)
Total increase (decrease) in net asset value		1.73	2.21
Net asset value, ending		$14.91	$13.18

Total return*		14.33%	20.72%
Ratios to average net assets:A
Net investment income (loss)		(.25%)	(.27%)
Total expenses		2.85%	3.09%
Expenses before offsets		2.85%	3.07%
Net expenses		2.84%	3.07%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$14,533	$9,764

See notes to financial highlights.

Calvert International Opportunities Financial Highlights

			Period Ended
			September 30,
Class A Shares			2007^ (z)
Net asset value, beginning			$15.00
Income from investment operations
Net investment income			.02
Net realized and unrealized gain (loss)			.30
Total from investment operations			.32
Total increase (decrease) in net asset value			.32
Net asset value, ending			$15.32

Total return*			2.13%
Ratios to average net assets: A
Net investment income			.50% (a)
Total expenses			7.82% (a)
Expenses before offsets			1.74% (a)
Net expenses			1.66% (a)
Portfolio turnover			2%
Net assets, ending (in thousands)			$5,678

			Period Ended
			September 30,
Class C Shares			2007 ^^(z)
Net asset value, beginning			$14.74
Income from investment operations
Net investment income			.01
Net realized and unrealized gain (loss)			.55
Total from investment operations			.56
Total increase (decrease) in net asset value			.56
Net asset value, ending			$15.30

Total return*			3.80%
Ratios to average net assets: A
Net investment income			1.14% (a)
Total expenses			66.65% (a)
Expenses before offsets			2.58% (a)
Net expenses			2.50% (a)
Portfolio turnover			1%
Net assets, ending (in thousands)			$140

See notes to financial highlights.

Calvert Global Alternative Energy Financial Highlights

			Period Ended
			September 30,
Class A Shares			2007^ (z)
Net asset value, beginning			$15.00
Income from investment operations
Net investment income			(.05)
Net realized and unrealized gain (loss)			1.40
Total from investment operations			1.35
Total increase (decrease) in net asset value			1.35
Net asset value, ending			$16.35

Total return*			9.00%
Ratios to average net assets: A
Net investment income			(1.04%) (a)
Total expenses			4.94% (a)
Expenses before offsets			1.88% (a)
Net expenses			1.85% (a)
Portfolio turnover			2%
Net assets, ending (in thousands)			$27,537

			Period Ended
			September 30,
Class C Shares			2007^^ (z)
Net asset value, beginning			$15.66
Income from investment operations
Net investment income			(.05)
Net realized and unrealized gain (loss)			.75
Total from investment operations			.70
Total increase (decrease) in net asset value			.70
Net asset value, ending			$16.36

Total return*			4.47%
Ratios to average net assets: A
Net investment income			(2.23%) (a)
Total expenses			7.70% (a)
Expenses before offsets			2.88% (a)
Net expenses			2.85% (a)
Portfolio turnover			1%
Net assets, ending (in thousands)			$1,515

See notes to financial highlights.

Calvert New Vision Small Cap Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007 (z)	2006	2005
Net asset value, beginning		$15.92	$18.25	$18.70
Income from investment operations
Net investment income (loss)		(.17)	(.21)	(.06)
Net realized and unrealized gain (loss)		1.70	(.22)	.22
Total from investment operations		1.53	(.43)	.16
Distributions from
Net realized gain		--	(1.90)	(.61)
Total distributions		--	(1.90)	(.61)
Total increase (decrease) in net asset value		1.53	(2.33)	(.45)
Net asset value, ending		$17.45	$15.92	$18.25

Total return*		9.61%	(3.04%)	0.64%
Ratios to average net assets:A
Net investment income (loss)		(1.03%)	(1.10%)	(0.28%)
Total expenses		1.76%	1.74%	1.71%
Expenses before offsets		1.73%	1.74%	1.71%
Net expenses		1.71%	1.73%	1.70%
Portfolio turnover		98%	160%	169%
Net assets, ending (in thousands)		$103,937	$121,941	$172,540

		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$16.43	$13.61
Income from investment operations
Net investment income (loss)		(.10)	(.15)
Net realized and unrealized gain (loss)		2.37	3.11
Total from investment operations		2.27	2.96
Distributions from
Net investment income		--	(.13)
Net realized gain		--	(.01)
Total distributions		--	(.14)
Total increase (decrease) in net asset value		2.27	2.82
Net asset value, ending		$18.70	$16.43

Total return*		13.82%	21.89%
Ratios to average net assets:A
Net investment income (loss)		(0.53%)	(1.03%)
Total expenses		1.69%	1.77%
Expenses before offsets		1.69%	1.76%
Net expenses		1.68%	1.75%
Portfolio turnover		54%	54%
Net assets, ending (in thousands)		$214,143	$157,611

See notes to financial highlights.

Calvert New Vision Small Cap Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007 (z)	2006	2005
Net asset value, beginning		$14.42	$16.84	$17.45
Income from investment operations
Net investment income (loss)		(.31)	(.36)	(.24)
Net realized and unrealized gain (loss)		1.53	(.16)	.24
Total from investment operations		1.22	(.52)	(.00)
Distributions from
Net realized gain		--	(1.90)	(.61)
Total distributions		--	(1.90)	(.61)
Total increase (decrease) in net asset value		1.22	(2.42)	(.61)
Net asset value, ending		$15.64	$14.42	$16.84

Total return*		8.46%	(3.91%)	(0.25%)
Ratios to average net assets:A
Net investment income (loss)		(2.02%)	(2.02%)	(1.18%)
Total expenses		2.75%	2.66%	2.61%
Expenses before offsets		2.72%	2.66%	2.60%
Net expenses		2.70%	2.65%	2.60%
Portfolio turnover		98%	160%	169%
Net assets, ending (in thousands)		$11,729	$14,425	$20,309

		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$15.47	$12.94
Income from investment operations
Net investment income (loss)		(.24)	(.22)
Net realized and unrealized gain (loss)		2.22	2.88
Total from investment operations		1.98	2.66
Distributions from
Net investment income		--	(.12)
Net realized gain		--	(.01)
Total distributions		--	(.13)
Total increase (decrease) in net asset value		1.98	2.53
Net asset value, ending		$17.45	$15.47

Total return*		12.80%	20.71%
Ratios to average net assets:A
Net investment income (loss)		(1.42%)	(2.02%)
Total expenses		2.58%	2.76%
Expenses before offsets		2.58%	2.75%
Net expenses		2.57%	2.74%
Portfolio turnover		54%	54%
Net assets, ending (in thousands)		$26,089	$19,522

See notes to financial highlights.

Calvert New Vision Small Cap Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007 (z)	2006	2005
Net asset value, beginning		$14.57	$16.98	$17.57
Income from investment operations
Net investment income (loss)		(.29)	(.33)	(.21)
Net realized and unrealized gain (loss)		1.55	(.18)	.23
Total from investment operations		1.26	(.51)	.02
Distributions from
Net realized gain		--	(1.90)	(.61)
Total distributions		--	(1.90)	(.61)
Total increase (decrease) in net asset value		1.26	(2.41)	(.59)
Net asset value, ending		$15.83	$14.57	$16.98

Total return*		8.65%	(3.81%)	(0.13%)
Ratios to average net assets:A
Net investment income (loss)		(1.88%)	(1.89%)	(1.06%)
Total expenses		2.60%	2.53%	2.50%
Expenses before offsets		2.57%	2.53%	2.49%
Net expenses		2.55%	2.52%	2.48%
Portfolio turnover		98%	160%	169%
Net assets, ending (in thousands)		$13,794	$17,270	$23,131

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$15.57	$13.00
Income from investment operations
Net investment income (loss)		(.21)	(.23)
Net realized and unrealized gain (loss)		2.21	2.93
Total from investment operations		2.00	2.70
Distributions from
Net investment income		--	(.12)
Net realized gain		--	(.01)
Total distributions		--	(.13)
Total increase (decrease) in net asset value		2.00	2.57
Net asset value, ending		$17.57	$15.57

Total return*		12.85%	20.93%
Ratios to average net assets:A
Net investment income (loss)		(1.33%)	(1.89%)
Total expenses		2.49%	2.64%
Expenses before offsets		2.49%	2.62%
Net expenses		2.48%	2.61%
Portfolio turnover		54%	54%
Net assets, ending (in thousands)		$27,501	$19,092

See notes to financial highlights.

Calvert Small Cap Value Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006	2005 #(z)
Net asset value, beginning		$17.19	$16.16	$15.00
Income from investment operations
Net investment income		.01	(.04)	(.15)
Net realized and unrealized gain (loss)		1.75	1.08	1.31
Total from investment operations		1.76	1.04	1.16
Distributions from
Net realized gain		--	(.01)	--
Total distributions		--	(.01)	--
Total increase (decrease) in net asset value		1.76	1.03	1.16
Net asset value, ending		$18.95	$17.19	$16.16

Total return*		10.24%	6.43%	7.73%
Ratios to average net assets: A
Net investment income		.03%	(.30%)	(1.01%) (a)
Total expenses		1.84%	1.98%	2.40% (a)
Expenses before offsets		1.72%	1.77%	1.80% (a)
Net expenses		1.69%	1.69%	1.69% (a)
Portfolio turnover		46%	63%	39%
Net assets, ending (in thousands)		$42,407	$28,584	$19,060

			Periods Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005 ## (z)
Net asset value, beginning		$16.94	$16.09	$15.70
Income from investment operations
Net investment income		(.13)	(.12)	(.13)
Net realized and unrealized gain (loss)		1.69	.98	.52
Total from investment operations		1.56	.86	.39
Distributions from
Net realized gain		--	(.01)	--
Total distributions		--	(.01)	--
Total increase (decrease) in net asset value		1.56	.85	.39
Net asset value, ending		$18.50	$16.94	$16.09

Total return*		9.21%	5.34%	2.48%
Ratios to average net assets: A
Net investment income		(.96%)	(1.29%)	(2.04%) (a)
Total expenses		3.29%	6.11%	21.28% (a)
Expenses before offsets		2.72%	2.77%	2.80% (a)
Net expenses		2.69%	2.69%	2.69% (a)
Portfolio turnover		46%	63%	24%
Net assets, ending (in thousands)		$2,095	$734	$203

See notes to financial highlights.

Calvert Mid Cap Value Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006	2005#(z)
Net asset value, beginning		$18.39	$17.16	$15.00
Income from investment operations
Net investment income		(.02)	.04	(.14)
Net realized and unrealized gain (loss)		2.26	1.42	2.30
Total from investment operations		2.24	1.46	2.16
Distributions from
Net investment income		(.03)	--	--
Net realized gain		(.15)	(.23)	--
Total distributions		(.18)	(.23)	--
Total increase (decrease) in net asset value		2.06	1.23	2.16
Net asset value, ending		$20.45	$18.39	$17.16

Total return*		12.24%	8.60%	14.40%
Ratios to average net assets: A
Net investment income		(.11%)	.27%	(.89%) (a)
Total expenses		1.66%	1.76%	2.29% (a)
Expenses before offsets		1.62%	1.67%	1.69% (a)
Net expenses		1.59%	1.59%	1.59% (a)
Portfolio turnover		43%	37%	55%
Net assets, ending (in thousands)		$46,486	$34,010	$19,362

			Periods Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005##(z)
Net asset value, beginning		$18.13	$17.09	$16.62
Income from investment operations
Net investment income		(.11)	(.08)	(.13)
Net realized and unrealized gain (loss)		2.13	1.35	.60
Total from investment operations		2.02	1.27	.47
Distributions from
Net realized gain		(.15)	(.23)	--
Total distributions		(.15)	(.23)	--
Total increase (decrease) in net asset value		1.87	1.04	.47
Net asset value, ending		$20.00	$18.13	$17.09

Total return*		11.17%	7.51%	2.83%
Ratios to average net assets: A
Net investment income		(1.09%)	(.66%)	(1.86%) (a)
Total expenses		2.86%	4.44%	11.25% (a)
Expenses before offsets		2.62%	2.67%	2.69% (a)
Net expenses		2.59%	2.59%	2.59% (a)
Portfolio turnover		43%	37%	34%
Net assets, ending (in thousands)		$3,636	$1,366	$382

See notes to financial highlights.

CSIF Bond Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006	2005
Net asset value, beginning		$15.83	$16.18	$16.33
Income from investment operations
Net investment income		.69	.64	.47
Net realized and unrealized gain (loss)		.13	(.05)	.32
Total from investment operations		.82	.59	.79
Distributions from
Net investment income		(.70)	(.64)	(.48)
Net realized gains		(.03)	(.30)	(.46)
Total distributions		(.73)	(.94)	(.94)
Total increase (decrease) in net asset value		0.09	(.35)	(.15)
Net asset value, ending		$15.92	$15.83	$16.18

Total return*		5.31%	3.82%	5.05%
Ratios to average net assets:A
Net investment income		4.41%	4.16%	3.00%
Total expenses		1.12%	1.14%	1.16%
Expenses before offsets		1.12%	1.14%	1.16%
Net expenses		1.11%	1.13%	1.16%
Portfolio turnover		190%	150%	161%
Net assets, ending (in thousands)		$453,813	$336,698	$237,396

			Years Ended
			September 30,	September 30,
Class A Shares			2004	2003
Net asset value, beginning			$16.29	$15.80
Income from investment operations
Net investment income			.45	.58
Net realized and unrealized gain (loss)			.48	.67
Total from investment operations			.93	1.25
Distributions from
Net investment income			(.45)	(.56)
Net realized gains			(.44)	(.20)
Total distributions			(.89)	(.76)
Total increase (decrease) in net asset value			.04	.49
Net asset value, ending			$16.33	$16.29

Total return*			5.97%	8.20%
Ratios to average net assets:A
Net investment income			2.82%	3.62%
Total expenses			1.19%	1.18%
Expenses before offsets			1.19%	1.18%
Net expenses			1.18%	1.17%
Portfolio turnover			244%	395%
Net assets, ending (in thousands)			$172,470	$148,791

See notes to financial highlights.

CSIF Bond Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007	2006	2005
Net asset value, beginning		$15.76	$16.11	$16.27
Income from investment operations
Net investment income		.54	.50	.32
Net realized and unrealized gain (loss)		.12	(.05)	.31
Total from investment operations		.66	.45	.63
Distributions from
Net investment income		(.55)	(.50)	(.33)
Net realized gains		(.03)	(.30)	(.46)
Total distributions		(.58)	(.80)	(.79)
Total increase (decrease) in net asset value		0.08	(.35)	(.16)
Net asset value, ending		$15.84	$15.76	$16.11

Total return*		4.29%	2.89%	4.03%
Ratios to average net assets:A
Net investment income		3.43%	3.17%	2.03%
Total expenses		2.09%	2.09%	2.11%
Expenses before offsets		2.09%	2.09%	2.11%
Net expenses		2.08%	2.08%	2.10%
Portfolio turnover		190%	150%	161%
Net assets, ending (in thousands)		$14,834	$17,154	$18,559

			Years Ended
			September 30,	September 30,
Class B Shares			2004	2003
Net asset value, beginning			$16.22	$15.75
Income from investment operations
Net investment income			.31	.43
Net realized and unrealized gain (loss)			.49	.66
Total from investment operations			.80	1.09
Distributions from
Net investment income			(.31)	(.42)
Net realized gains			(.44)	(.20)
Total distributions			(.75)	(.62)
Total increase (decrease) in net asset value			.05	.47
Net asset value, ending			$16.27	$16.22

Total return*			5.11%	7.13%
Ratios to average net assets:A
Net investment income			1.93%	2.70%
Total expenses			2.09%	2.08%
Expenses before offsets			2.09%	2.08%
Net expenses			2.08%	2.07%
Portfolio turnover			244%	395%
Net assets, ending (in thousands)			$17,605	$18,860

See notes to financial highlights.

CSIF Bond Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005
Net asset value, beginning		$15.75	$16.09	$16.25
Income from investment operations
Net investment income		.56	.51	.34
Net realized and unrealized gain (loss)		.12	(.04)	.30
Total from investment operations		.68	.47	.64
Distributions from
Net investment income		(.57)	(.51)	(.34)
Net realized gains		(.03)	(.30)	(.46)
Total distributions		(.60)	(.81)	(.80)
Total increase (decrease) in net asset value		0.08	(.34)	(.16)
Net asset value, ending		$15.83	$15.75	$16.09

Total return*		4.41%	3.01%	4.09%
Ratios to average net assets:A
Net investment income		3.61%	3.31%	2.13%
Total expenses		1.92%	1.99%	2.04%
Expenses before offsets		1.92%	1.99%	2.04%
Net expenses		1.91%	1.98%	2.03%
Portfolio turnover		190%	150%	161%
Net assets, ending (in thousands)		$36,202	$27,447	$19,276

			Years Ended
			September 30,	September 30,
Class C Shares			2004	2003
Net asset value, beginning			$16.21	$15.73
Income from investment operations
Net investment income			.31	.43
Net realized and unrealized gain (loss)			.48	.67
Total from investment operations			.79	1.10
Distributions from
Net investment income			(.31)	(.42)
Net realized gains			(.44)	(.20)
Total distributions			(.75)	(.62)
Total increase (decrease) in net asset value			.04	.48
Net asset value, ending			$16.25	$16.21

Total return*			5.06%	7.21%
Ratios to average net assets:A
Net investment income			1.94%	2.71%
Total expenses			2.07%	2.07%
Expenses before offsets			2.07%	2.07%
Net expenses			2.06%	2.06%
Portfolio turnover			244%	395%
Net assets, ending (in thousands)			$13,130	$11,320

See notes to financial highlights.

CSIF Money Market Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
		2007	2006	2005
Net asset value, beginning		$1.00	$1.00	$1.00
Income from investment operations
Net investment income		.045	.039	.019
Distributions from
Net investment income		(.045)	(.039)	(.019)
Net asset value, ending		$1.00	$1.00	$1.00
Total return*		4.64%	3.97%	1.94%
Ratios to average net assets:A
Net investment income		4.53%	3.90%	1.91%
Total expenses		.82%	.86%	.91%
Expenses before offsets		.82%	.86%	.88%
Net expenses		.80%	.85%	.87%
Net assets, ending (in thousands)		$187,210	$166,592	$160,218

			Years Ended
			September 30,	September 30,
			2004	2003
Net asset value, beginning			$1.00	$1.00
Income from investment operations
Net investment income			.004	.006
Distributions from
Net investment income			(.004)	(.006)
Net asset value, ending			$1.00	$1.00

Total return*			.44%	.63%
Ratios to average net assets:A
Net investment income			.44%	.63%
Total expenses			.91%	.90%
Expenses before offsets			.88%	.88%
Net expenses			.87%	.87%
Net assets, ending (in thousands)			$169,916	$181,788

See notes to financial highlights.

NOTES TO FINANCIAL HIGHLIGHTS

A Total expenses do not reflect amounts reimbursed and/or waived by the advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**  Less than $0.01 per share.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively, of CSIF Enhanced Equity, without the payment by affiliate.

(z) Per share figures are calculated using the Average Shares Method.

#  From October 1, 2004 inception.

# #  From April 1, 2005 inception.

^  From May 31, 2007 inception.

^^  From July 31, 2007 inception.

To Open an Account:
800-368-2748

Performance and Prices:
www.calvert.com
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

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800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Website
Address: www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In each Fund's annual report (except for CSIF Money Market), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert's website at the following Internet address:

www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334 (CSIF)

no. 811- 06563 (CWVF International Equity, Calvert Capital Accumulation and Calvert International Opportunities)

no. 811- 3416 (Calvert New Vision Small Cap)

no. 811-09877 (Calvert Social Index Fund)

no. 811-10045 (Calvert Large Cap Growth, Calvert Small Cap Value, Calvert Mid Cap Value and Calvert Global Alternative Energy)

Printed on recycled paper using soy inks


Prospectus

January 31, 2008

Class I (Institutional) Shares

  Calvert Social Investment Fund (CSIF) Balanced Portfolio
  CSIF Equity Portfolio
  Calvert Social Index Fund
  CSIF Enhanced Equity Portfolio
  Calvert Capital Accumulation Fund
  Calvert World Values International Equity Fund
  Calvert International Opportunities Fund
  Calvert Global Alternative Energy Fund
  Calvert New Vision Small Cap Fund
  Calvert Small Cap Value Fund
  Calvert Mid Cap Value Fund
  CSIF Bond Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calvert
Investments That Make a Difference

A UNIFI Company

PROSPECTUS
January 31, 2008
About the Funds
Investment Objective, Strategy, Principal Risks, Past Performance
CSIF Balanced	4
CSIF Equity	9
Calvert Social Index Fund	13
CSIF Enhanced Equity	16
Calvert Capital Accumulation	21
CWVF International Equity	25
Calvert International Opportunities	30
Calvert Global Alternative Energy	34
Calvert New Vision Small Cap	41
Calvert Small Cap Value	44
Calvert Mid Cap Value	48
CSIF Bond	52
Fees and Expenses	58
Investment Strategies and Risks	69

About Social Investing
Investment Selection Process	75
Socially Responsible Investment Criteria	76
Special Investment Programs	81
High Social Impact Investments	81
Special Equities	82
Manager Discovery Program	83
Shareholder Advocacy and Social Responsibility	83
About Your Investment About Calvert	84
Advisor, Subadvisors and Portfolio Managers	84
Advisory Fees	94
How to Open an Account	95
How Shares are Priced	96
When Your Account Will be Credited	97
Other Calvert Features / Policies
(Exchanges, Market Timing Policy, Minimum Account Balance, etc.)	98
Dividends, Capital Gains and Taxes	101
How to Sell Shares	103
Financial Highlights	106

Class I shares may not be available in all Funds. Please call 1-800-327-2109 for availability.

CSIF Balanced

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds, including mortgage-backed securities.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The equity portion of the Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall asset class mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following reasons:

  The market prices of stocks or bonds may decline.
  The individual stocks and bonds in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates may not be correct.
  For fixed-income securities, the credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected repayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  For foreign securities, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The Advisor's allocation among different sectors of the stock and bond markets may not perform as well as expected.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the fixed income portion of the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Balanced Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to the Calvert Balanced Composite Benchmark Blend (the "Balanced Composite Benchmark"), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Lehman U.S. Credit Index. The Russell 1000 Index and the Lehman U.S. Credit Index are widely-recognized unmanaged indexes of common stock and bond prices, respectively. It also shows the Fund's returns compared to the Lipper Mixed-Asset Target Allocation Growth Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

In December 2007 the Fund changed its broad-based benchmark to the Balanced Composite Benchmark from the Russell 1000 Index and the Lehman U.S. Credit Index. Calvert believes that this new benchmark better represents the type of securities in which the Fund's portfolio managers invest, making it easier for shareholders to compare the returns. The weighting of the component indexes in the Balanced Composite Benchmark represents the long-term allocation to stocks and bonds in the Fund.

There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e., does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Balanced
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q2 '03	10.00%
Worst Quarter: (of periods shown)	Q3 '01	-10.47%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)

CSIF Balanced:
Return before taxes	3.69%	8.69%	3.42%
Return after taxes on
distributions	2.29%	8.10%	2.11%
Return after taxes on
distributions and sale
of Fund shares	3.68%	7.36%	2.23%
Balanced Composite Benchmark	5.51%	9.99%	4.90%
Russell 1000 Index	5.77%	13.43%	4.15%
Lehman U.S. Credit Index	5.11%	4.84%	6.06%
Lipper Mixed-Asset Target
Allocation Growth Funds Avg.	6.42%	10.71%	5.06%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common stocks of U.S. large-cap companies, although it may have other investments, including foreign stocks and mid-cap stocks. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Standard & Poor's ("S&P") 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $708 million to $511.9 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion. The Fund also may purchase stocks outside the S&P 500 Index. Investment returns will be primarily from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for established companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For foreign securities, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Equity

Year-by-Year Total Return

Best Quarter: (of periods shown)	Q4 '01	15.31%
Worst Quarter: (of periods shown)	Q3 '02	-16.10%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (11/1/99)

CSIF Equity:
Return before taxes	10.53%	11.10%	7.59%
Return after taxes on
distributions	9.60%	10.73%	6.89%
Return after taxes on
distributions and sale
of Fund shares	8.08%	9.68%	6.37%
S&P 500 Index	5.49%	12.82%	2.68%
Lipper Multi-Cap Core
Funds Avg.	6.43%	13.33%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 11/30/99 is: Return before taxes 7.12%; Return after taxes on distributions 6.42%; Return after taxes on distributions and sale of Fund shares 5.94%; and the performance for Lipper Multi-Cap Core Funds Avg. is 4.90%.

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. Under normal circumstances, the Fund will invest at least 95% of its net assets (including borrowings for investment purposes) in securities contained in the Index. The Fund will provide shareholders with at least 60 days' notice before changing this policy. Generally, the Fund sells securities only to reflect a change in the Calvert Social Index.

Calvert Social Index Performance

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2007, the capitalization range of the Index was $479 million to $333.1 billion, and the weighted average capitalization was $83.2 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index. As of December 31, 2007, there were 633 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1,000 largest U.S. companies. The Index is also reviewed quarterly to adjust for social criteria and other factors.

The socially responsible criteria are described below under "Socially Responsible Investment Criteria." Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Calvert Social Index may decline in value.
  An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the Index exactly.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Social Index Fund
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q2 '03	16.34%
Worst Quarter: (of periods shown)	Q3 '02	-17.65%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (6/30/00)

Calvert Social Index Fund:
Return before taxes	3.23%	10.98%	-0.80%
Return after taxes on
distributions	3.00%	10.78%	-0.97%
Return after taxes on
distributions and sale
of Fund shares	2.41%	9.57%	-0.73%
Calvert Social Index	3.15%	11.28%	-0.52%
Lipper Multi-Cap Core
Funds Avg.	6.43%	13.33%	3.85%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stock of U.S. companies that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 Index was approximately $90.5 billion. As of December 31, 2007, the capitalization range of the Index was $384 million to $511.9 billion. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, including foreign stocks not exceeding 25% of the Fund's net assets, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the social criteria, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value and momentum of market sentiment. These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index. The Subadvisor may choose to sell a security when it no longer appears attractive under this process.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Russell 1000 Index may decline in value.
  The individual stocks in the Fund or the enhanced equity modeling portfolio may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The Fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Russell 1000 Index

The Subadvisor expects the annual tracking error, relative to the return of the Russell 1000 Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

CSIF Enhanced Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index, a widely recognized unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e., does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Enhanced Equity
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q4 '99	14.72%
Worst Quarter: (of periods shown)	Q3 '02	-16.05%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (4/15/98)

CSIF Enhanced Equity:
Return before taxes	-1.14%	9.70%	4.09%
Return after taxes on
distributions	-2.03%	9.23%	3.82%
Return after taxes on
distributions and sale
of Fund shares	0.44%	8.43%	3.55%
Russell 1000 Index	5.77%	13.43%	4.84%
Lipper Multi-Cap
Core Funds Avg.	6.43%	13.33%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 4/30/98 is: Return before taxes 4.22%; Return after taxes on distributions 3.95%; Return after taxes on distributions and sale of Fund shares 3.66%; and the performance for Lipper Multi-Cap Core Funds Avg. is 5.91%.

Calvert Capital Accumulation

Objective

Calvert Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size U.S. companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. The Russell Midcap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell Midcap Growth Index was $384 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Fund also may purchase stocks outside the Russell Midcap Growth Index. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Capital Accumulation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Growth Index. This is a widely recognized unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Capital Accumulation
Year-by-Year Total Return

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)

Calvert Capital Accumulation:
Return before taxes	10.42%	11.27%	3.94%
Return after taxes on
distributions	10.19%	11.21%	3.36%
Return after taxes on
distributions and sale
of Fund shares	7.08%	9.85%	3.27%
Russell Midcap
Growth Index	11.43%	17.90%	6.88%
Lipper Mid-Cap
Growth Funds Avg.	16.48%	16.44%	7.68%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert World Values Fund, Inc. (CWVF) International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of foreign companies. "Equity securities" for purposes of this 80% policy means common and preferred stock and the depositary receipts on such shares. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common and preferred stocks of non-U.S. large cap companies using a core investment approach. The Fund defines "non-U.S. large cap" companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International ("MSCI") Europe, Australasia, and Far East ("EAFE") Global Investable Market Index ("IMI"). The MSCI EAFE IMI undergoes quarterly reassessment and updating reviews by MSCI: full reviews take place twice per year and partial reviews occur in the other two quarters. The market capitalization range for the MSCI EAFE IMI was $749 million to $233.6 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion.

The Fund will generally hold stocks of companies from the constituent countries of the MSCI EAFE IMI, but may opportunistically invest in other countries, including emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio relative to the benchmark, the MSCI EAFE IMI. As stocks improve or decline in rating over successive periodic model evaluations, they are gradually added to or sold from the portfolio.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" below.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including those outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rare of successful smaller companies, especially during extended periods of economic expansion.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CWVF International Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Fund's previous benchmark index, the MSCI EAFE (Standard) Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

In December 2007 the Fund changed its broad-based benchmark to the MSCI EAFE IMI from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which had been accessed historically by the Fund and which should continue to be accessed by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous benchmark indices. Return information is provided in the following Average Annual Return table for the previous MSCI EAFE Index because the EAFE IMI does not yet include one year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CWVF International Equity
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q2 '03	17.38%
Worst Quarter: (of periods shown)	Q3 '01	-17.04%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)

CWVF International Equity:
Return before taxes	2.52%	17.61%	6.01%
Return after taxes on
distributions	0.40%	16.62%	5.10%
Return after taxes on
distributions and sale
of Fund shares	2.70%	15.39%	4.91%
MSCI EAFE (Standard) Index*	11.63%	22.08%	8.33%
Lipper International Multi-Cap
Core Funds Avg.	12.18%	20.77%	9.51%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Fund's new benchmark index, the MSCI EAFE IMI, is not shown because it does not yet include one year of performance data.

CALVERT INTERNATIONAL OPPORTUNITIES

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/Standard & Poor's ("S&P") World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $16 million to $28.1 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" below.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

If the Fund's Board of Directors approves a change in the Fund's investment objective, 60 days' advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.)
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small cap- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

CALVERT GLOBAL ALTERNATIVE ENERGY

Objective

Calvert Global Alternative Energy seeks long-term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or that are significantly involved in the alternative energy sector. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Under the Fund's investment approach, a company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Index; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. (For additional information on these indices, see "Description of Alternative Energy Indices" below.)

The Fund defines a non-U.S. company as a company (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will invest in equity securities that include common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, rights and warrants.

The Fund will invest in securities of all market capitalizations; however, because many alternative energy companies are relatively new, the Fund may contain a greater number of small- and mid-cap stocks than large-cap stocks. As an internationally diversified fund, the Fund will invest in several countries in different geographic regions. The Fund will primarily invest in developed countries but may purchase securities in emerging markets. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Subadvisor will use a combination of quantitative and fundamental processes. The initial step focuses on development of the investable universe. The universe is evaluated based upon long-term strategic allocations for each sub-activity within the alternative energy sector. Fundamental and qualitative models further evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls during portfolio construction. The Subadvisor also consults a panel of experts in the field of alternative energy to provide research and insight on political, economic and regional trends with respect to alternative energy segments.

The Subadvisor may elect to sell a security following evaluation using a fair-value model created upon purchase. Factors that help to determine action include a review of business or financial fundamentals, and future expectations relative to current valuation and the model target.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Description of Alternative Energy Indices

As stated above under "Principal Investment Strategies," the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Index. The Ardour Global Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2007, the Index included 111 companies.

Merrill Lynch Renewable Energy Index. The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes "pure plays" as well as stocks likely to benefit in a less direct way. The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria -- market capitalization, liquidity and country of listing. As of December 31, 2007, the Index included 30 in the broad renewable energy sector.

S&P Global Alternative Energy Index. The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices -- the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2007, the Index included 54 companies.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2007) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2007) in nuclear energy related businesses that meet investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index. The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2007, the Index included 88 companies.

WilderHill Clean Energy Index. A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2007, the Index included 42 companies.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Stocks that comprise the energy sector may decline in value;
  Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline;
  The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments' policies towards alternative energy also may have an adverse affect on the Fund's performance.
  The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.
  The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry. A downturn in this industry would have a larger impact on the Fund than on a fund that does not concentrate in this industry. In addition, shares of the companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.
  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small- and mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small cap- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. The market value of convertible securities tends to decrease as interest rates increase, although to a lesser extent than with fixed-income securities. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Global Alternative Energy Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

Calvert New Vision Small Cap

Objective

Calvert New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks of U.S. companies that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $3 billion or less at the time the Fund initially invests. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert New Vision Small Cap Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003, inclusive and March 12, 2003 through July 31, 2003, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert New Vision Small Cap
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q1 '00	18.68%
Worst Quarter: (of periods shown)	Q3 '02	-21.69%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)

Calvert New Vision Small Cap:
Return before taxes	0.40%	7.48%	7.40%
Return after taxes on
distributions	0.40%	7.07%	6.68%
Return after taxes on
distributions and sale
of Fund shares	0.26%	6.49%	6.23%
Russell 2000 Index	-1.57%	16.25%	9.25%
Lipper Small-Cap Core
Funds Avg.	-1.00%	15.47%	11.24%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies small companies as having a market capitalization of $3 billion or less at the time of initial purchase.

The Fund seeks to identify the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Small Cap Value Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Value Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Small Cap Value
Year-by-Year Total Return

Best Quarter (of periods shown)	Q1 '06	11.19%
Worst Quarter (of periods shown)	Q2 '06	-5.32%

Average Annual Total Returns (as of 12-31-07)
	1 year	Since Inception (4/29/05)

Calvert Small Cap Value:
Return before taxes	-1.55%	9.07%
Return after taxes on distributions	-1.63%	9.03%
Return after taxes on distributions
and sale of Fund shares	-0.90%	7.79%
Russell 2000 Value Index	-9.78%	9.73%
Lipper Small-Cap Core Funds Avg.	-1.00%	11.20%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Mid Cap Value

Objective

Calvert Mid Cap Value will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index where companies had a capitalization of $479 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of between $2 and $10 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell Midcap Value Index, which had the market capitalization range stated above. The Russell Midcap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell Midcap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell Midcap Value Index will cause the Subadvisor's universe of stocks and range of market capitalizations to change accordingly. The Subadvisor may also purchase companies outside of the Russell Midcap Value Index.

The Fund may also invest up to 25% of its net assets in foreign securities.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Value Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Mid-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Mid Cap Value
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '07	6.61%
Worst Quarter (of periods shown)	Q4 '07	-4.36%

Average Annual Total Returns (as of 12-31-07)
	1 year	Since Inception (6/27/05)

Calvert Mid Cap Value:
Return before taxes	1.51%	8.18%
Return after taxes on distributions	1.16%	7.78%
Return after taxes on distributions
and sale of Fund shares	1.46%	6.91%
Russell Midcap Value Index	-1.42%	10.25%
Lipper Mid-Cap Core Funds Avg.	5.90%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*  For comparison purposes to Lipper, performance as of 6/30/05 is as follows: Return before taxes is 7.67%; Return after taxes on distributions is 7.27%; Return after taxes on distributions and sale of Fund shares is 6.47%; and Lipper Mid-Cap Core Funds Average is 10.53%.

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. At least 65% of the Fund's net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's ("S&P") or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the security's fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade in a security's credit quality rating is not an automatic signal to sell/buy that security.

The Fund invests principally in bonds issued by U.S. corporations and U.S. agencies (e.g., Government National Mortgage Association), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS. The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length does not perform as well as expected.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by S&P or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For foreign debt securities there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs.
  The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

CSIF Bond Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Bond
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q1 '01	7.83%
Worst Quarter: (of periods shown)	Q2 '04	-1.71%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (3/31/00)

CSIF Bond:
Return before taxes	7.25%	6.52%	7.29%
Return after taxes on
distributions	4.98%	4.48%	4.77%
Return after taxes on
distributions and sale
of Fund shares	4.84%	4.43%	4.73%
Lehman U.S. Credit Index	5.11%	4.84%	6.81%
Lipper Corporate Debt
Funds A-Rated Average	4.47%	4.11%	5.64%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Annual Fund Operating Expenses are deducted from Fund assets.
CSIF Balanced
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.55%
Distribution and service (12b-1) fees	None
Other expenses7	0.22%
Acquired fund fees and expenses5	0.14%
Total annual fund operating expenses	0.91%
Less fee waiver and/or expense reimbursement3	(0.05%)
Net expenses6, *	0.86%

*Net Expenses shown in the Fee and Expense Table do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio of 0.72% reflects the operating expenses of the Fund and does not include Acquired fund fees and expenses.

CSIF Equity
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.67%

Calvert Social Index Fund
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2,
(deducted from fund assets)
Management fees	0.325%
Distribution and service (12b-1) fees	None
Other expenses7	0.245%
Total annual fund operating expenses	0.57%
Less fee waiver and/or expense reimbursement3	(0.36%)
Net expenses	0.21%

CSIF Enhanced Equity
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2,4
(deducted from fund assets)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses7	0.18%
Total annual fund operating expenses	0.88%
Less fee waiver and/or expense reimbursement3	(0.07%)
Net expenses	0.81%

Calvert Capital Accumulation
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses7	0.39%
Total annual fund operating expenses	1.14%
Less fee waiver and/or expense reimbursement3	(0.28%)
Net expenses	0.86%

CWVF International Equity
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses7	0.11%
Acquired fund fees and expenses5	0.02%
Total annual fund operating expenses6, *	1.00%

*Total Annual Fund Operating Expenses shown in the Fee and Expense Table do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio of 0.98% reflects the operating expenses of the Fund and does not include Acquired fund fees and expenses.

Calvert International Opportunities
Shareholder Fees
(fees paid directly from your account)

Redemption fee1
(as a % of redemption proceeds)	2.0%
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.95%
Distribution and service (12b-1) fees	None
Other expenses7	1.48%
Total annual fund operating expenses	2.43%
Less fee waiver and/or expense reimbursement3	(1.23%)
Net expenses	1.20%

Calvert Global Alternative Energy
Shareholder Fees
(fees paid directly from your account)

Redemption fee1
(as a % of redemption proceeds)	2.0%
Note: Redemption fee applies only
to redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)

Management fees	1.15%
Distribution and service (12b-1) fees	None
Other expenses7	1.04%
Total annual fund operating expenses	2.19%

Less fee waiver and/or expense reimbursement3	(0.79%)
Net expenses	1.40%

Calvert New Vision Small Cap
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses7	0.21%
Total annual fund operating expenses	1.06%
Less fee waiver and/or expense reimbursement3	(0.14%)
Net expenses	0.92%

Calvert Small Cap Value
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses7	0.29%
Total annual fund operating expenses	1.14%
Less fee waiver and/or expense reimbursement3	(0.22%)
Net expenses	0.92%

Calvert Mid Cap Value
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses7	0.59%
Total annual fund operating expenses	1.34%
Less fee waiver and/or expense reimbursement3	(0.48%)
Net expenses	0.86%

CSIF Bond
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses7	0.08%
Total annual fund operating expenses	0.53%

Explanation of Fees and Expenses Table

1     The redemption fee applies to redemptions, including exchanges, within 7 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use certain types of consultants are excluded from the Class I redemption fee. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

2     Annual fund operating expenses are based on expenses for the Fund's most recent fiscal year unless otherwise indicated. For Calvert International Opportunities and Calvert Global Alternative Energy, annual fund operating expenses are based on projected expenses for the Fund's current fiscal year. Management fees include the advisory fees paid to the Advisor ("Calvert") and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. With respect to the amount of each Fund's advisory fee, see "Advisory Fees". The administrative fees (as a percentage of net assets) are as follows: 0.10% for CSIF Equity, Calvert Social Index Fund, CSIF Enhanced Equity, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Small Cap Value, Calvert Mid Cap Value and CSIF Bond; 0.125% for CSIF Balanced; and 0.15% for CWVF International Equity, Calvert International Opportunities and Calvert Global Alternative Energy.

3     Calvert has agreed to contractually limit direct net annual fund operating expenses for all of the Funds' Class I shares (other than CSIF Equity and CSIF Bond) through January 31, 2009 or, in the case of Calvert Social Index Fund, January 31, 2016. This expense limitation does not limit the acquired fund fees and expenses incurred by a shareholder. Subject to the qualifications discussed below, direct net operating expenses will not exceed the following: 0.72% for CSIF Balanced; 0.21% for Calvert Social Index Fund; 0.81% for CSIF Enhanced Equity; 0.86% for Calvert Capital Accumulation, 1.10% for CWVF International Equity; 1.20% for Calvert International Opportunities; 1.40% for Calvert Global Alternative Energy; 0.92% for Calvert New Vision Small Cap; 0.92% for Calvert Small Cap Value; and 0.86% for Calvert Mid Cap Value. Only the Board of Trustees/Directors of the applicable Fund may terminate the Fund's expense cap for the contractual period. The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments and taxes. No Fund expects to incur a material amount of interest expense in the fiscal year. If a Fund (in particular, Calvert International Opportunities and Calvert Global Alternative Energy due to their principal investment strategy), were to incur expenses from employing leverage, the costs would be reflected in the net expense ratio. The Funds, however, do not currently intend to employ leverage, so there will be no expense for this activity.

Each Fund has an expense offset arrangement with its custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement."

The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the "Financial Highlights" section, as the difference between the line items "Expenses Before Offset" and "Net Expenses." The amount the Advisor benefited from the credit was as follows: 0.01% for CSIF Balanced and Calvert Capital Accumulation; 0.02% for Calvert Social Index Fund and Calvert New Vision Small Cap; 0.03% for Calvert Global Alternative Energy, Calvert Small Cap Value and Calvert Mid Cap Value; and 0.08% for Calvert International Opportunities, for the most recent fiscal year. See Statement of Additional Information, "Investment Advisor and Subadvisors."

4     Calvert voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of CSIF Enhanced Equity. This waiver is contingent upon the continued service by SSgA Funds Management, Inc. as Subadvisor to the Fund at an annual fee of 25 basis points, and Calvert may cease this waiver at any time. Due to the contractual expense limitation discussed in footnote 3 above, the voluntary waiver did not further reduce net expenses for Class I shares of this Fund for the fiscal year ended September 30, 2007.

5     Acquired Fund Fees and Expenses represent the underlying management fees and expenses, including any incentive allocations (typically 20%), of the private limited partnerships and limited liability companies (collectively, "Partnerships") that the Fund has acquired through its Special Equities investment program. This amount is based on historic fees and expenses, and the Partnership performance where applicable, and may be substantially higher or lower from year to year.

6     Total Annual Fund Operating Expenses shown in the "Fees and Expenses" table (net Expenses for CSIF Balanced) do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio (0.72% for CSIF Balanced and 0.98% for CWVF International Equity) reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

7      "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

  You invest $1,000,000 in the Fund for the time periods indicated;
  You reinvest all dividends and distributions;
  Your investment has a 5% return each year;
  The Fund's operating expenses remain the same; and
  Any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Number of Years Investment is Held
	1 year	3 years	5 years	10 years
CSIF Balanced	$8,778	$28,515	$49,899	$111,498
CSIF Equity	6,845	21,437	37,320	83,451
Calvert Social Index Fund	2,150	6,765	11,832	26,783
CSIF Enhanced Equity	8,270	27,370	48,077	107,787
Capital Accumulation	8,778	33,447	60,058	136,109
CWVF International Equity	10,200	31,840	55,246	122,462
Calvert International Opportunities	12,228	63,980	N/A	N/A
Calvert Global Alternative Energy	14,252	60,913	N/A	N/A
Calvert New Vision Small Cap	9,388	32,331	57,117	128,150
Calvert Small Cap Value	9,388	34,043	60,638	136,645
Calvert Mid Cap Value	8,778	37,718	68,816	157,083
CSIF Bond	5,418	16,993	29,625	66,490

Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain other non-principal investment strategies and techniques of the Fund, along with their risks. The Fund has additional non-principal investment policies and restrictions, which are discussed in the Statement of Additional Information ("SAI").

For each of the investment strategies listed, the table below shows each Fund's limitations as a percentage of either its net or total assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

     J         Fund currently uses as a principal investment strategy

     q         Permitted, but not a principal investment strategy

                (% of assets allowable, if restricted)

     8         Not permitted

     xN       Allowed up to x% of Fund's net assets

     xT       Allowed up to x% of Fund's total assets

     N/A     Not applicable to this type of fund

	C S I F B a l a n c e d	C S I F E q u i t y	C a l v e r t S o c i a l I n d e x F u n d	C S I F E n h a n c e d E q u i t y	C a l v e r t C a p i t a l A c c u m u l a t i o n	C W V F I n t e r n a t i o n a l E q u i t y	C a l v e r t I n t e r n a t i o n a l O p p o r t u n i t i e s	C a l v e r t G l o b a l A l t e r n a t i v e E n e r g y	C a l v e r t N e w V i s i o n S m a l l C a p	C a l v e r t S m a l l C a p V a l u e	C a l v e r t M i d C a p V a l u e	C S I F B o n d
Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	q	q	q	J

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	q	q	q

Exchange-Traded Funds ("ETFs") are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund's cash position consistent with the Fund's applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. Risks: Correlation and Market.

	q	q	q	q	q	q	q	q	q	q	q	q

Conventional Securities

Stocks in General. The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	J	J	J	NA

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S.. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

	25 N	25N	5 N1	25 N	25 N	J	J	J	15 T2	25 N	25 N	25 N

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	q	q	q	J	J	J	J	J	NA

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	NA	NA	q	q	q	q	q	q	q	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	15 n3	15 n3	NA 3	NA	10 n3	5 n3	q	q	5 n3	q	q	35 n3

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	NA	q	q	q	q	q	q	q	J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	NA	NA	q	q	q	q	q	q	q	J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	NA	NA	q	q	q	q	q	q	q	J

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	NA	NA	5 T	5 T	5 T	5 T	8	q	q	q

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5 T4	5 T4	NA	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5

1     Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy investing at least 95% of its net assets in securities contained in the Calvert Social Index. The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2     Calvert New Vision Small Cap may invest only in American Depositary Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.

3     Excludes any high social impact investments.

4     Based on net premium payments.

5     Based on initial margin required to establish the position.

Glossary of Certain Investment Risks

Correlation risk

The risk that two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

The risk that, when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency values may cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur when interest rates decline, typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

An index fund's goals are to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different than those of the overall market, and those overweightings/ underweightings may be out of favor in the market. To track its target index as closely as possible, the Calvert Social Index Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process

In seeking a Fund's investment objective, investments for the Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for a Fund must be consistent with the Fund's current financial and social criteria.

Investments in fixed income securities for Calvert's socially screened funds may be made prior to the application of social analysis, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform social analysis prior to purchase. However, following purchase, the fixed income security is evaluated according to the Fund's social criteria and if it is not found to meet the standards for the Fund's social criteria, the security must be sold as soon as is possible, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers that satisfy each Fund's investment objective and social criteria.

Each Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which a Fund may invest will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's social investment criteria. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

(All Funds except Calvert Global Alternative Energy)

Each Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value

The Funds seek to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Funds seek to avoid investing in companies that:

  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

CWVF International Equity

CWVF International Equity seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

CWVF International Equity seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Calvert International Opportunities

Calvert International Opportunities seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

Calvert International Opportunities seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Calvert Global Alternative Energy

Socially Responsible Investment Criteria (Calvert Global Alternative Energy only)

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The Fund provides an investment opportunity for climate change solutions and renewable energy development.

The Fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund will focus on environmental, social, and governance factors that promote and encourage sustainable solutions.

The Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, companies totally satisfy. All social criteria may be changed by the Board of Directors without shareholder approval.

The spirit of Calvert Global Alternative Energy's social criteria is similar to that of other Calvert Social Funds, but its application may at times differ. Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The Fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

The Fund will continue to adhere to core environmental, social and governance criteria as follows.

Calvert Global Alternative Energy will seek to invest in companies that:

  Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.
  Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.
  Treat their employees with dignity and respect in the workplace.
  Observe appropriate international human rights standards and respect the rights of indigenous peoples.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.
  Exhibit sound policies and practices with respect to corporate governance and business practices.

Calvert Global Alternative Energy seeks to avoid investing in companies that:

  Contribute directly to the systematic denial of basic human rights.
  Maintain poor environmental compliance and performance practices.
  Demonstrate poor corporate governance or engage in unethical business practices.
  Own or operate new nuclear power plants.

Special Investment Programs

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, certain Funds invest a small percentage of their respective assets in special investment programs that are non-principal investment strategies pioneered by Calvert -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.

CWVF International Equity and Calvert International Opportunities have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities Investments.

High Social Impact Investments

CSIF Balanced, CSIF Bond and CSIF Equity, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Social Index Fund, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of a Fund's assets (up to 3% for each of CWVF International Equity, Calvert Capital Accumulation, Calvert International Opportunities and Calvert Global Alternative Energy, and up to 1% for each of the other Funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds' social criteria. Those investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant social return through their impact in our local communities.

Each Fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund's investment advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced."

Pursuant to an exemptive order, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

The Funds may also invest directly in high social impact issuers, such as through Social Enterprises in conjunction with the Special Equities investment program (see "Special Equities" below).

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. High Social Impact Investments for Calvert Social Index Fund will be limited to 1% of the Fund's assets if it commences the program.

Special Equities

CSIF Balanced, CSIF Equity, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert Large Cap Growth and Calvert Social Index Fund

Each of these Funds has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. Special Equities investments are subject to each Fund's limit on illiquid securities (which is no more than 15% of a Fund's net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. Most Special Equities investments are expected to have a projected market-rate risk adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Sub-Committee of the Investment Performance Oversight Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. A Fund's Special Equities are valued under the direction of the Fund's Board. Special Equities investments for Calvert Social Index Fund will be limited to 1% of the Fund's assets if it commences the program.

Pursuant to approval by each Fund's Board of Trustees/Directors, each Fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research regarding the Special Equities Program.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of CSIF Balanced. The program allocates up to 5% of CSIF Balanced's assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the equity portion of CSIF Balanced. The Manager Discovery Program seeks to bring a dynamic new perspective to CSIF Balanced, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As each Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2007, Calvert was the investment advisor for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $16 billion in assets under management.

Advisor, Subadvisors and Portfolio Managers

Information is provided below identifying each individual and or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the respective Fund.

CSIF Balanced

Calvert Asset Management Company, Inc.

See "About Calvert" above.

John P. Nichols handles the allocation of assets and Portfolio Managers for CSIF Balanced.

Gregory Habeeb manages the day-to-day investment of the fixed-income investments of CSIF Balanced.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

John P. Nichols, CFA	Vice President, Equities	Since 1980	Vice President, Equities, Calvert	Asset and Portfolio Manager Allocations for CSIF Balanced

Fixed Income Investments of CSIF Balanced
Calvert Asset Management Company, Inc.
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Equity Investments of CSIF Balanced

New Amsterdam Partners, LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of CSIF Balanced since June 30, 2004.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	Since 1986	New Amsterdam Ms. Clayman founded the firm in 1986.	Portfolio Manager

Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	Since 1996	New Amsterdam Senior Portfolio Manager	Portfolio Manager

Profit Investment Management (Profit), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, has managed a portion of the equity assets of CSIF Balanced since October 2002. Profit is a part of Calvert's Manager Discovery Program.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Eugene A. Profit	President	11 years	Mr. Profit has been President and CEO of Profit for the past 11 years.	Portfolio Manager

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, is an SEC registered investment advisor whose clients are all U.S. investment companies. It is a wholly-owned subsidiary of State Street Corporation, a public company. SSgA FM is an affiliate of State Street Global Advisors, ("SSgA"), which is the investment management division of State Street Bank and Trust Company, also a wholly-owned subsidiary of State Street Corporation. SSgA FM has managed equity assets in CSIF Balanced since March 2002.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Ric Thomas	Portfolio Manager	8 Years with affiliates; with SSgA FM since inception on April 30, 2001	Portfolio Manager in the Enhanced Equities Group.

Mr. Thomas is a Senior Managing Director of SSgA and is Department Head of the US Enhanced Equities Group responsible for the management and development of North American strategies. He focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

John O'Connell	Portfolio Manager	7 years with affiliates; with SSgA FM since June 30, 2003.

Since 2001: Member of Enhanced Equities Portfolio Management Team (Mr. O'Connell formally joined SSgA FM in 2003); since 2003: portfolio manager for other SSgA FM accounts.

July 31, 2006: Portfolio Manager for this Fund in the Enhanced Equities Group.

Mr. O'Connell is a Vice President of SSgA and Principal of SSgA FM, responsible for the management of North American strategies. He focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

CSIF Equity

Atlanta Capital Management Company, L.L.C. (Atlanta Capital), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed the assets of CSIF Equity since September 1998.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Richard B. England, CFA	Managing Director - Equities and Principal	3 years	2001-2004: Senior Portfolio Manager, Putnam Investments. 2004-Present: Atlanta Capital. July 31, 2006: Became Portfolio Manager for this Fund.	Lead Portfolio Manager

Marilyn R. Irvin, CFA	Senior Vice President/ Principal	18 years	Atlanta Capital	Portfolio Manager

William R. Hackney III, CFA	Managing Partner	12 years	Atlanta Capital	Portfolio Manager

Calvert Social Index Fund

World Asset Management, Inc. (World Asset), 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. World Asset is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the assets of Calvert Social Index Fund since its inception in 2000.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Kenneth A. Schluchter III	Managing Director, Domestic Investments	11 Years	World Asset as Portfolio Manager.	Portfolio Manager

Kevin K. Yousif Sr.	Senior Portfolio Manager	6 Years	World Asset as Portfolio Manager.	Portfolio Manager

CSIF Enhanced Equity

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, has managed the assets of CSIF Enhanced Equity since its inception in April 1998.

Ric Thomas and John O'Connell are SSgA FM's Portfolio Managers for CSIF Enhanced Equity. Please see the information presented above with respect to SSgA FM's management of CSIF Balanced regarding SSgA FM's business and organization, and regarding these Portfolio Managers' titles, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

Calvert Capital Accumulation

New Amsterdam Partners, LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of Calvert Capital Accumulation since September 2005.

Michelle Clayman and Nathaniel Paull are New Amsterdam's Portfolio Managers for Calvert Capital Accumulation. Please see the information presented above with respect to New Amsterdam's management of CSIF Balanced regarding New Amsterdam's business and organization, and regarding these Portfolio Managers' titles, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

CWVF International Equity

Acadian Asset Management, LLC (Acadian), One Post Office Square, 20th Floor, Boston, MA 02109, has managed the assets of CWVF International Equity since March 2006. The firm has been in business since 1986 and focuses specifically on international equity management. The firm is a wholly-owned subsidiary of Old Mutual Asset Managers (US), LLC, which is an indirect wholly-owned subsidiary of Old Mutual plc, a UK-listed financial services company.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Raymond F. Mui	Senior Vice President and Portfolio Manager	Since 1991	Senior Vice President and Portfolio Manager	Portfolio Manager

Brian K. Wolahan	Senior Vice President and Portfolio Manager	Since 1990	Senior Vice President and Portfolio Manager	Portfolio Manager

Calvert International Opportunities

F&C Management Limited (F&C), Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, has managed the assets of Calvert International Opportunities since its inception in May 2007. F&C, a corporation organized under the laws of the United Kingdom, registered with the SEC as an investment advisor in 1991. F&C is a wholly owned subsidiary of F&C Asset Management plc, which was incorporated in 1868 in London with the launch of the world's first investment trust and today manages through the F&C group of companies more than $200 billion in international and global equities, fixed income, property, socially responsible and alternative strategies.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Sophie Horsfall	Director, Global Equities Group	Since 2001	2002-present: Portfolio Manager, F&C	Lead Portfolio Manager

Jeremy Tigue	Director and Head of Global Equities	Since 1981	2002-present: Head, F&C Global Equities Group; also Manager, Foreign & Colonial Investment Trust	Head of Global Equities

Terry Coles	Assistant Director, Global Equities Group	Since 2006	2002-2006: Global Equities Fund Manager, Morgan Stanley September 2006-present: Fund Manager, Global Equities, F&C	Alternate Portfolio Manager

Calvert Global Alternative Energy

KBC Asset Management International Ltd. (KBC), Joshua Dawson House, Dawson Street, Dublin 2, Ireland, has managed the assets of Calvert Global Alternative Energy since its inception in May 2007. KBC is wholly-owned by KBC Asset Management Limited, which is a wholly-owned subsidiary of KBC Asset Management N.V. KBC's ultimate parent is the KBC Group, a major financial service group with headquarters in Brussels, Belgium.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Jens Peers	Head of Eco Funds	Since 1998	Lead Manager, KBC Financial Analyst, KBC	Portfolio Manager

Treasa Ni Chonghaile	Portfolio Manager, Alternative Energy	Since 1999	Equity Portfolio Management, KBC Performance & Risk Analyst, KBC	Portfolio Manager

Calvert New Vision Small Cap

Bridgeway Capital Management, Inc. (Bridgeway), 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, has managed the assets of Calvert New Vision Small Cap since March 9, 2007. The firm has been in business since 1993. The firm is controlled by John Montgomery and his family.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

John N.R. Montgomery	President	Since 1993	Mr. Montgomery founded Bridgeway.	Portfolio Manager

Calvert Small Cap Value and Calvert Mid Cap Value

Channing Capital Management, LLC (Channing), 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed the assets of both Calvert Small Cap Value and Calvert Mid Cap Value since their inception in October 2004.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Eric T. McKissack, CFA	Founding Principal, Chief Executive Officer	Since 2003	Portfolio Management, Channing (2003-Present); Ariel Capital Management, LLC	Portfolio Manager

Wendell E. Mackey, CFA	Founding Principal, Director of Investments	Since 2003	Portfolio Management,Channing (2003-Present); Valenzuela Capital Partners, LLC	Portfolio Manager

CSIF Bond

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Gregory Habeeb is the Portfolio Manager for CSIF Bond. Please see the information presented above with respect to Calvert's management of the fixed income investments of CSIF Balanced regarding the Portfolio Manager's title, length of service with Calvert, business experience during the last five years and role on the management team.

Each of the Funds has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor (that is not an "affiliated person" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.
Fund	Advisory Fee
CSIF Balanced	0.421%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.50%1
Calvert Capital Accumulation	0.65%
CWVF International Equity	0.70%2
Calvert International Opportunities	0.80%3
Calvert Global Alternative Energy	1.00%3
Calvert New Vision Small Cap	0.75%
Calvert Small Cap Value	0.75%
Calvert Mid Cap Value	0.65%
CSIF Bond	0.35%

1     Contractual advisory fee is 0.60%; the Advisor voluntarily waived 0.10% in advisory fees.

2     The contractual advisory fee is 0.75% on the first $250 million, 0.725% on the next $250 million and 0.675% over $500 million; the Advisor waived 0.02% in advisory fees.

3     Calvert International Opportunities and Calvert Global Alternative Energy have not operated for a full fiscal year. The respective contractual advisory fees for these Funds are shown in the table above.

A discussion regarding the basis for the approval by the Board of Trustees/Directors of the Funds of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund (except the advisory and subadvisory agreements for Calvert International Opportunities and Calvert Global Alternative Energy) is available in the most recent Semi-Annual Report of the applicable Fund covering the fiscal period that ends on March 31 each year. A discussion regarding the basis for the approval by the applicable Board of Directors of the investment advisory and subadvisory agreements with respect to each of Calvert International Opportunities and Calvert Global Alternative Energy is in the respective Annual Report of these Funds for the year ended September 30, 2007.

How to Open an Account

Complete and sign an application for each new account. Be sure to specify Class I. All purchases must be made by bankwire, National Securities Clearing Corporation (NSCC) or ACH funds transfer, in U.S. dollars. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account: $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Fund to reopen, at no additional expense to other Classes in the Fund; where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time; for discretionary wrap programs; for omnibus accounts purchasing for a fund of funds; and for certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.)

There are some federal holidays, i.e., Columbus Day and Veteran's Day, when the New York Stock Exchange ("NYSE") is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. Each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account in order to verify your identity. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's net asset value ("NAV"). Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

How Shares are Priced

The price of shares is based on each Fund's NAV. The NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees/Directors and pursuant to a Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination under the ultimate supervision of the Board, the Advisor, pursuant to a Fund's valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Board of Directors of CWVF International Equity and International Opportunities, and the Board of Directors of Calvert Global Alternative Energy, have retained a third-party fair value pricing service, pursuant to the respective Fund's valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. ET may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

When Your Account Will be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. All of your purchases must be made in U.S. dollars. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order" below.

Other Calvert Features / Policies

Calvert Information Network

For 24 hour performance and account information, call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Telephone Transactions

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund, and the exchange must satisfy the minimum investment amount.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of fund shares by fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may include the imposition of redemption fees (as described under "How to Sell Shares" - "Redemption Fee"). The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange (purchase side only) request it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Trustees/Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Trustees/Directors. The Board of Trustees/Directors of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Trustees/Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may: modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling customer service at 800-368-2745.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund. If due to redemptions, the balance in your account falls below the minimum, your account may be closed and the proceeds mailed to the address of record. You will receive a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

Shares held through an omnibus account or wrap-free program for which a Fund has waived investment minimums are not subject to this requirement.

Dividends, Capital Gains and Taxes

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
Calvert International Opportunities	Paid annually
Calvert Global Alternative Energy	Paid annually
Calvert New Vision Small Cap	Paid annually
Calvert Small Cap Value	Paid annually
Calvert Mid Cap Value	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For fixed-income and balanced funds, you will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in an international or global fund, you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits. For non-fixed-income funds, some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Arrangements with Broker/Dealers

CDI may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

How to Sell Shares

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. There are some federal holidays, however, i.e., Columbus Day and Veteran's Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. Class I redemptions must be made by bankwire, NSCC or ACH funds transfer. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account share-

holders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions,

trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 7 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Accounts of foundations, endowments, state and local governments, and those that use consultants.
  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.
  Involuntary redemptions of accounts under procedures set forth by a Fund's Board of Trustees/Directors.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a "qualified default investment alternative" in a retirement plan account in accordance with the requirements of Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies - Market Timing Policy," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

In order to determine your eligibility to for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation. For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will promptly assess the fee.

Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

Balanced Portfolio
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006 (z)	2005 (b)
Net asset value, beginning	$29.70	$28.38	$27.47
Income from investment operations
Net investment income	.76	.64	.41
Net realized and unrealized gain (loss)	1.90	1.17	.87
Total from investment operations	2.66	1.81	1.28
Distributions from
Net investment income	(.72)	(.49)	(.37)
Total distributions	(.72)	(.49)	(.37)
Total increase (decrease) in net asset value	1.94	1.32	.91
Net asset value, ending	$31.64	$29.70	$28.38

Total return*	9.00%	6.43%	4.71%
Ratios to average net assets:A
Net investment income	2.40%	2.44%	1.94% (a)
Total expenses	.77%	1.07%	1.28% (a)
Expenses before offsets	.73%	.73%	.72% (a)
Net expenses	.72%	.72%	.72% (a)
Portfolio turnover	81%	73%	70%
Net assets, ending (in thousands)	$8,721	$6,317	$1,012

		Periods Ended
		June 30,	September 30,
Class I Shares		2003 (c)	2002
Net asset value, beginning		$21.33	$24.35
Income from investment operations
Net investment income		.38	.68
Net realized and unrealized gain (loss)		2.49	(3.01)
Total from investment operations		2.87	(2.33)
Distributions from
Net investment income		(.33)	(.69)
Net realized gains		--	--
Total distributions		(.33)	(.69)
Total increase (decrease) in net asset value		2.54	(3.02)
Net asset value, ending		$23.87	$21.33

Total return*		13.63%	(9.87%)
Ratios to average net assets:A
Net investment income		2.25% (a)	2.77%
Total expenses		.72% (a)	.72%
Expenses before offsets		.72% (a)	.72%
Net expenses		.72% (a)	.71%
Portfolio turnover		140%	192%
Net assets, ending (in thousands)		$0	$26,612

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$38.44	$36.40	$32.36
Income from investment operations
Net investment income	.21	.17	.19
Net realized and unrealized gain (loss)	5.73	2.46	3.85
Total from investment operations	5.94	2.63	4.04
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	4.35	2.04	4.04
Net asset value, ending	$42.79	$38.44	$36.40

Total return*	15.88%	7.30%	12.48%
Ratios to average net assets:A
Net investment income	.53%	.49%	.63%
Total expenses	.67%	.68%	.68%
Expenses before offsets	.67%	.68%	.68%
Net expenses	.66%	.67%	.68%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$170,767	$163,685	$133,696

		Years Ended
		September 30,	September 30,
Class I Shares		2004	2003
Net asset value, beginning		$29.94	$24.12
Income from investment operations
Net investment income	.	07.05
Net realized and unrealized gain (loss)		2.35	5.79
Total from investment operations		2.42	5.84
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		2.42	5.82
Net asset value, ending		$32.36	$29.94

Total return*		8.08%	24.24%
Ratios to average net assets:A
Net investment income	.	.25%	.32%
Total expenses		.68%	.70%
Expenses before offsets		.68%	.70%
Net expenses		.68%	.70%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$93,347	$62,951

See notes to financial highlights.

Calvert Social Index Fund
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$12.38	$11.38	$10.59
Income from investment operations
Net investment income	.22	.17	.16
Net realized and unrealized gain (loss)	1.44	.92	.87
Total from investment operations	1.66	1.09	1.03
Distributions from:
Net investment income	(.12)	(.09)	(.24)
Total distributions	(.12)	(.09)	(.24)
Total increase (decrease) in net asset value	1.54	1.00	.79
Net asset value, ending	$13.92	$12.38	$11.38

Total return*	13.44%	9.61%	9.76%
Ratios to average net assets:A
Net investment income	1.65%	1.46%	1.50%
Total expenses	.57%	.80%	1.35%
Expenses before offsets	.23%	.26%	.40%
Net expenses	.21%	.24%	.38%
Portfolio turnover	9%	12%	14%
Net assets, ending (in thousands)	$23,120	$12,462	$2,374

	Years Ended
	September 30,	September 30,
Class I Shares	2004 (z)	2003
Net asset value, beginning	$9.67	$7.56
Income from investment operations
Net investment income	.10	.09
Net realized and unrealized gain (loss)	.87	2.06
Total from investment operations	.97	2.15
Distributions from:
Net investment income	(.05)	(.04)
Total distributions	(.05)	(.04)
Total increase (decrease) in net asset value	.92	2.11
Net asset value, ending	$10.59	$9.67

Total return*	10.03%	28.46%
Ratios to average net assets:A
Net investment income	1.02%	1.01%
Total expenses	1.06%	1.19%
Expenses before offsets	.39%	.39%
Net expenses	.38%	.38%
Portfolio turnover	14%	7%
Net assets, ending (in thousands)	$1,231	$4,518

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006(z)	2005(d)
Net asset value, beginning	$19.83	$18.75	$17.42
Income from investment operations
Net investment income	.22	.19	.03
Net realized and unrealized gain (loss)	1.55	1.50	1.30
Total from investment operations	1.77	1.69	1.33
Distributions from
Net investment income	(.10)	(.05)	--
Net realized gain	(.83)	(.56)	--
Total distributions	(.93)	(.61)	--
Total increase (decrease) in net asset value	.84	1.08	1.33
Net asset value, ending	$20.67	$19.83	$18.75

Total return*	9.09%	9.19%	7.63%
Ratios to average net assets:A
Net investment income	1.09%	.99%	.65% (a)
Total expenses	.88%	1.20%	2.57% (a)
Expenses before offsets	.78%	.84%	.82% (a)
Net expenses	.76%	.81%	.81% (a)
Portfolio turnover	56%	47%	15%
Net assets, ending (in thousands)	$24,663	$9,464	$1,246

		Periods Ended
		January 18,	September 30,
Class I Shares		2002(e)	2001
Net asset value, beginning		$14.84	$20.04
Income from investment operations
Net investment income		.02	.07
Net realized and unrealized gain (loss)		1.62	(5.13)
Total from investment operations		1.64	(5.06)
Distributions from
Net investment income		--	(.14)
Total increase (decrease) in net asset value		1.64	(5.20)
Net asset value, ending		$16.48	$14.84

Total return*		11.08%	(25.40%)
Ratios to average net assets:A
Net investment income		.53% (a)	.38%
Total expenses		1,022.38%(a)	1.00%
Expenses before offsets		.77% (a)	.82%
Net expenses		.75% (a)	.75%
Portfolio turnover		10%	39%
Net assets, ending (in thousands)		$0	$1

See notes to financial highlights.

Calvert Capital Accumulation
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$24.73	$23.89	$21.85
Income from investment operations
Net investment income (loss)	(.05)	(.02)	(.06)
Net realized and unrealized gain (loss)	4.48	.86	2.10
Total from investment operations	4.43	.84	2.04
Total increase (decrease) in net asset value	4.43	.84	2.04
Net asset value, ending	$29.16	$24.73	$23.89

Total return*	17.91%	3.52%	9.34%
Ratios to average net assets:A
Net investment income (loss)	(0.19%)	(0.20%)	(0.43%)
Total expenses	1.14%	1.90%	1.28%
Expenses before offsets	.87%	.88%	.87%
Net expenses	.86%	.86%	.86%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$4,311	$3,273	$2,596

		Periods Ended
	September 30,	September 30,	January 18,
Class I Shares	2004	2003(f)	2002(e)
Net asset value, beginning	$19.88	$18.79	$20.84
Income from investment operations
Net investment income (loss)	(.09)	(.03)	(.05)
Net realized and unrealized gain (loss)	2.06	1.12	4.20
Total from investment operations	1.97	1.09	4.15
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	1.97	1.09	4.14
Net asset value, ending	$21.85	$19.88	$24.98

Total return*	9.91%	5.80%	19.92%
Ratios to average net assets:A
Net investment income (loss)	(0.54%)	(0.50%) (a)	(0.64%) (a)
Total expenses	1.23%	1.23% (a)	1,316.21%(a)
Expenses before offsets	.86%	.87% (a)	.80% (a)
Net expenses	.86%	.86% (a)	.80% (a)
Portfolio turnover	101%	66%	9%
Net assets, ending (in thousands)	$955	$529	$0

See notes to financial highlights.

Calvert World Values International Equity
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$25.16	$21.32	$17.45
Income from investment operations
Net investment income	.34	.37	.27
Net realized and unrealized gain (loss)	4.93	3.72	3.88
Total from investment operations	5.27	4.09	4.15
Distributions from:
Net investment income	(.35)	(.25)	(.28)
Net realized gain	(2.93)	--	--
Total distributions	(3.28)	(.25)	(.28)
Total increase (decrease) in net asset value	1.99	3.84	3.87
Net asset value, ending	$27.15	$25.16	$21.32

Total return*	22.49%	19.35%	23.92%
Ratios to average net assets:A
Net investment income (loss)	1.74%	1.84%	2.04%
Total expenses	.98%	1.07%	1.17%
Expenses before offsets	.96%	1.06%	1.11%
Net expenses	.96%	1.05%	1.10%
Portfolio turnover	82%	120%	49%
Net assets, ending (in thousands)	$181,672	$124,197	$89,974

	Years Ended
	September 30,	September 30,
Class I Shares	2004 (z)	2003
Net asset value, beginning	$15.17	$12.38
Income from investment operations
Net investment income	.27	.22
Net realized and unrealized gain (loss)	2.19	2.63
Total from investment operations	2.46	2.85
Distributions from:
Net investment income	(.18)	(.06)
Net realized gains	--	--
Total distributions	(.18)	(.06)
Total increase (decrease) in net asset value	2.28	2.79
Net asset value, ending	$17.45	$15.17

Total return*	16.25%	23.12%
Ratios to average net assets:A
Net investment income (loss)	1.60%	1.65%
Total expenses	1.23%	1.39%
Expenses before offsets	1.11%	1.09%
Net expenses	1.10%	1.09%
Portfolio turnover	72%	71%
Net assets, ending (in thousands)	$48,420	$18,026

See notes to financial highlights.

Calvert International Opportunities
Financial Highlights

Period Ended
September 30,
Class I Shares	2007 #(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.04
Net realized and unrealized gain (loss)	.31
Total from investment operations	.35
Total increase (decrease) in net asset value	.35
Net asset value, ending	$15.35

Total return*	2.33%
Ratios to average net assets: A
Net investment income	.78% (a)
Total expenses	7.47% (a)
Expenses before offsets	1.28% (a)
Net expenses	1.20% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$3,075

Calvert Global Alternative Energy
Financial Highlights

Period Ended
September 30,
Class I Shares	2007#(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.03)
Net realized and unrealized gain (loss)	1.40
Total from investment operations	1.37
Total increase (decrease) in net asset value	1.37
Net asset value, ending	$16.37

Total return*	9.13%
Ratios to average net assets: A
Net investment income	(.68%) (a)
Total expenses	5.02% (a)
Expenses before offsets	1.43% (a)
Net expenses	1.40% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$3,080

See notes to financial highlights.

Calvert New Vision Small Cap
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.75	$18.96	$19.26
Income from investment operations
Net investment income (loss)	(.05)	(.03)	.06
Net realized and unrealized gain (loss)	1.80	(.28)	.25
Total from investment operations	1.75	(.31)	.31
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.75	(2.21)	(.30)
Net asset value, ending	$18.50	$16.75	$18.96

Total return*	10.45%	(2.24%)	1.42%
Ratios to average net assets:A
Net investment income (loss)	(.28%)	(.31%)	.43%
Total expenses	1.06%	1.10%	1.16%
Expenses before offsets	.94%	.93%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$11,286	$26,460	$4,979

		Periods Ended
	September 30,	September 30,	March 12,
Class I Shares	2004	2003(g)	2003 (h)
Net asset value, beginning	$16.46	$16.20	$13.25
Income from investment operations
Net investment income (loss)	.02	--	--
Net realized and unrealized gain (loss)	2.78	.26	(1.29)
Total from investment operations	2.80	.26	(1.29)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	2.80	.26	(1.29)
Net asset value, ending	$19.26	$16.46	$11.96

Total return*	17.01%	1.60%	(9.74%)
Ratios to average net assets:A
Net investment income (loss)	.22%	(.11%) (a)	(.31%) (a)
Total expenses	1.14%	1.01% (a)	1.12% (a)
Expenses before offsets	.93%	.93% (a)	.93% (a)
Net expenses	.92%	.92% (a)	.92% (a)
Portfolio turnover	54%	5%	9%
Net assets, ending (in thousands)	$2,878	$1,130	$0

See notes to financial highlights.

Small Cap Value
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005(i)(z)
Net asset value, beginning	$17.38	$16.22	$14.69
Income from investment operations
Net investment income	.11	.06	(.01)
Net realized and unrealized gain (loss)	1.82	1.11	1.54
Total from investment operations	1.93	1.17	1.53
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.93	1.16	1.53
Net asset value, ending	$19.31	$17.38	$16.22

Total return*	11.10%	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.80%	.49%	(.21%) (a)
Total expenses	1.14%	1.50%	3.31% (a)
Expenses before offsets	.95%	1.00%	1.03% (a)
Net expenses	.92%	.92%	.92% (a)
Portfolio turnover	46%	63%	21%
Net assets, ending (in thousands)	$13,145	$5,136	$1,750

Mid Cap Value
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005(j)(z)
Net asset value, beginning	$18.57	$17.20	$16.70
Income from investment operations
Net investment income	.08	.13	(.01)
Net realized and unrealized gain (loss)	2.33	1.47	.51
Total from investment operations	2.41	1.60	.50
Distributions from
Net investment income	(.09)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.24)	(.23)	--
Total increase (decrease) in net asset value	2.17	1.37	.50
Net asset value, ending	$20.74	$18.57	$17.20

Total return*	13.05%	9.40%	2.99%
Ratios to average net assets: A
Net investment income	.63%	1.18%	(.17%) (a)
Total expenses	1.34%	2.54%	14.06% (a)
Expenses before offsets	.89%	.94%	.96% (a)
Net expenses	.86%	.86%	.86% (a)
Portfolio turnover	43%	37%	28%
Net assets, ending (in thousands)	$3,250	$1,670	$346

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$15.85	$16.18	$16.33
Income from investment operations
Net investment income	.78	.73	.57
Net realized and unrealized gain (loss)	.13	(.04)	.31
Total from investment operations	.91	.69	.88
Distributions from
Net investment income	(.79)	(.72)	(.57)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.82)	(1.02)	(1.03)
Total increase (decrease) in net asset value	0.09	(.33)	(.15)
Net asset value, ending	$15.94	$15.85	$16.18

Total return*	5.89%	4.48%	5.63%
Ratios to average net assets:A
Net investment income	4.99%	4.77%	3.57%
Total expenses	.53%	.56%	.61%
Expenses before offsets	.53%	.56%	.61%
Net expenses	.52%	.55%	.60%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$152,871	$74,714	$29,278

		Years Ended
		September 30,	September 30,
Class I Shares		2004	2003
Net asset value, beginning		$16.29	$15.81
Income from investment operations
Net investment income		.55	.67
Net realized and unrealized gain (loss)		.48	.66
Total from investment operations		1.03	1.33
Distributions from
Net investment income		(.55)	(.65)
Net realized gains		(.44)	(.20)
Total distributions		(.99)	(.85)
Total increase (decrease) in net asset value		.04	.48
Net asset value, ending		$16.33	$16.29

Total return*		6.62%	8.74%
Ratios to average net assets:A
Net investment income		3.41%	4.14%
Total expenses		.61%	.61%
Expenses before offsets		.61%	.61%
Net expenses		.60%	.60%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$17,324	$17,527

See notes to financial highlights.

NOTES TO FINANCIAL HIGHLIGHTS

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(b) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(c) The last remaining shareholder in Class I redeemed on June 30, 2003.

(d) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(e) The last remaining shareholder in Class I redeemed on January 18, 2002.

(f) Class I shares resumed operations upon shareholder investment on June 3, 2003.

(g) Class I shares resumed operations upon shareholder investment on July 31, 2003.

(h) Class I shares resumed operations on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(i) From April 29, 2005 inception.

(j) From June 27, 2005 inception.

(z) Per share figures are calculated using the Average Shares Method.

# From May 31, 2007, inception.

To Open an Account:
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Address: www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-327-2109

Each Fund also makes available its SAI and Annual and Semi-Annual Reports free of charge on Calvert's website at the following Internet address:

www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334 (Calvert Social Investment Fund)

no. 811- 06563 (CWVF International Equity, Calvert Capital Accumulation and Calvert International Opportunities)

no. 811- 3416 (Calvert New Vision Small Cap)

no. 811-09877 (Calvert Social Index Fund)

no. 811-10045 (Calvert Small Cap Value, Calvert Mid Cap Value and Calvert Global Alternative Energy)

Printed on recycled paper using soy inks


Prospectus
Class A and Class C

Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

January 31, 2008

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calvert
Investments that make a difference

PROSPECTUS
JANUARY 31, 2008
About the Funds
Investment Objective, Strategy, Principal Risks, Past Performance
2	Calvert Conservative Allocation Fund
10	Calvert Moderate Allocation Fund
18	Calvert Aggressive Allocation Fund
26	Fees and Expenses

About Your Investment
31	Fund of Funds Structure
31	About Calvert
32	Advisory Fees
32	Consulting Fees
32	How to Buy Shares --Getting Started
33	Choosing a Share Class
35	Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge
35	Reduced Sales Charges (Sales load breakpoints / discount)
38	Reinstatement Privilege
38	Distribution and Service Fees
39	Service Fees and Arrangements with Broker/Dealers
40	Next Step -- Account Application
41	How Shares Are Priced
43	When Your Account Will be Credited
44	How to Sell Shares
47	Other Calvert Features / Policies (Exchanges, Market Timing Policy, etc.)

51	Dividends, Capital Gains and Taxes
53	Description of Underlying Funds
86	Investment Selection Process of the Underlying Funds
95	Financial Highlights

Calvert Conservative Allocation Fund

Objective

The Fund seeks current income and capital appreciation, consistent with the preservation of capital.

Principal Investment Strategies

The Fund is a "fund of funds." The Fund seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds ("Calvert Funds") that meets the Fund's investment and social criteria.

The Fund invests in underlying Calvert Funds in accordance with a stable target asset allocation determined by the investment advisor. The Fund's asset allocation strategy incorporates the historical risk and return characteristics of various asset classes and the correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert Funds are then integrated to blend the styles of the underlying Calvert Funds with the asset allocation policy.

The Fund typically invests 60% to 80% of its net assets in CSIF Bond Portfolio (which invests primarily in fixed-income securities); 20% to 40% of its net assets in underlying Calvert Funds that invest primarily in equity securities (CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund); and 0% to 10% of its net assets in CSIF Money Market Portfolio. The Fund intends to invest exclusively in shares of underlying Calvert Funds. For information on the underlying Calvert Funds currently available for investment by the Fund, including the investment objectives, strategies and risks of the funds, see "Description of Underlying Funds." The investment advisor may select new or different underlying Calvert Funds other than those listed under "Description of Underlying Funds" without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The investment advisor has discretion to reallocate the Fund's assets among underlying Calvert Funds. The investment advisor evaluates on a quarterly basis any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. Similarly, the investment advisor evaluates on an annual basis any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions. The investment advisor may choose to sell shares of the underlying funds as a result of such rebalancing or to meet Fund redemptions.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

Each underlying fund (other than the Calvert Global Alternative Energy Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

The underlying Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's social criteria. Investments for each underlying fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

Allocation

The Fund is subject to asset allocation risk, which is the chance that the selection by the investment advisor of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform. The Fund's greater allocation to fixed-income funds makes it more susceptible to risks associated with fixed-income investments than equity investments.

Fixed-Income Investments

The Fund shares the principal risks of the fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") and other government-sponsored entities ("GSEs") issue debt and mortgage-backed securities that are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. A fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the underlying bond fund may not perform as well as expected, due to credit, political or other risks and/or the underlying fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.
  The investment advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The underlying bond fund is non-diversified. Compared to other funds, the underlying fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by Standard & Poor's ("S&P") or the equivalent by a nationally recognized statistical rating organization ("NRSRO")) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the underlying bond fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.
  The underlying bond fund employs an active style that seeks to position the fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

Equity Investments

The Fund shares the principal risks of the equity securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the underlying bond fund may not perform as well as expected, and/or the underlying fund portfolio management practices may not work to achieve their desired result.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The prices of growth company securities held by the underlying fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the underlying fund's subadvisor may actually be appropriately priced.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small- and mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas or electricity) or alternative energy may decline.

Fixed-Income and Equity Investments

The Fund shares these additional principal risks of the fixed-income and equity securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

Money Market Investments

The Fund shares the principal risks of the money market securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The underlying fund's yield will change in response to market interest rates. In general, as market rates go up, so will the underlying fund's yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the underlying fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality. The underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.
  Securities issued by GSEs such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Conservative Allocation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to a Conservative Allocation Composite Index benchmark, consisting of 22% of the Russell 3000 Index, 8% of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") (Standard) Index, 60% of the Lehman U.S. Credit Index and 10% of the Lehman 3-month T-Bill Bellwether Index. It also shows the Fund's returns compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Average, an average of the annual return of mutual funds that maintain a mix of 20% to 40% of assets invested in equity securities, with the remainder invested in bonds, cash and cash equivalents.

In December 2007 the Fund changed the international component of its Composite Index benchmark to the MSCI EAFE Global Investable Market Index ("IMI") from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which have been accessible historically by the Fund and which should continue to be accessible by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous composite benchmark indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other class of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Conservative Allocation
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q3 '06	3.67%
Worst Quarter (of periods shown)	Q2 '06	-0.90%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	Since Inception (4/29/05)

Conservative Allocation Fund Class A:
Return before taxes	0.84%	4.68%
Return after taxes on distributions	-0.62%	3.49%
Return after taxes on distributions
and sale of Fund shares	0.90%	3.39%
Conservative Allocation Fund Class C	3.31%	5.28%
Conservative Allocation Composite Index*	5.64%	7.21%
Lipper Mixed-Asset Target Allocation
Conservative Funds Avg.	4.49%	6.09%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Composite Index shown was calculated using the MSCI EAFE (Standard) Index. The Fund's new Composite Index with the MSCI EAFE IMI component is not shown because the MSCI EAFE IMI does not yet include one year of performance data.

Calvert Moderate Allocation Fund

Objective

The Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective, consistent with the preservation of capital.

Principal Investment Strategies

The Fund is a "fund of funds." The Fund seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds ("Calvert Funds") that meets the Fund's investment and social criteria.

The Fund invests in underlying Calvert Funds in accordance with a stable target asset allocation determined by the investment advisor. The Fund's asset allocation strategy incorporates the historical risk and return characteristics of various asset classes and the correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert Funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund typically invests 50% to 80% of its net assets in underlying Calvert Funds that invest primarily in equity securities (CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund); 20% to 50% of its net assets in CSIF Bond Portfolio (which invests primarily in fixed-income securities); and 0% to 10% of its net assets in CSIF Money Market Portfolio. The Fund intends to invest exclusively in shares of underlying Calvert Funds. For information on the underlying Calvert Funds currently available for investment by the Fund, including the investment objectives, strategies and risks of the funds, see "Description of Underlying Funds." The investment advisor may select new or different underlying Calvert Funds other than those listed under "Description of Underlying Funds" without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The investment advisor has discretion to reallocate the Fund's assets among underlying Calvert Funds. The investment advisor evaluates on a quarterly basis any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. Similarly, the investment advisor evaluates on an annual basis any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions. The investment advisor may choose to sell shares of the underlying funds as a result of such rebalancing or to meet Fund redemptions.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

Each underlying fund (other than the Calvert Global Alternative Energy Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

The underlying Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's social criteria. Investments for each underlying fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

Allocation

The Fund is subject to asset allocation risk, which is the chance that the selection by the investment advisor of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform. The Fund's greater allocation toward equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Equity Investments

The Fund shares the principal risks of the equity securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the underlying fund may not perform as well as expected, and/or the underlying fund portfolio management practices may not work to achieve their desired result.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The prices of growth company securities held by the underlying fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the underlying fund's Subadvisor may actually be appropriately priced.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small- and mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas or electricity) or alternative energy may decline.

Fixed-Income Investments

The Fund shares the principal risks of the fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") and other government-sponsored entities ("GSEs") issue debt and mortgage-backed securities that are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. A fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the underlying bond fund may not perform as well as expected, due to credit, political or other risks and/or the underlying fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.
  The investment advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The underlying fund is non-diversified. Compared to other funds, the underlying fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by Standard & Poor's ("S&P") or the equivalent by nationally recognized statistical rating organization ("NRSRO")) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the underlying bond fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.
  The underlying bond fund employs an active style that seeks to position the fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

Equity and Fixed-Income Investments

The Fund shares these additional principal risks of the equity and fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

Money Market Investments

The Fund shares the principal risks of the money market securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The underlying fund's yield will change in response to market interest rates. In general, as market rates go up, so will the underlying fund's yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the underlying fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality. The underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.
  Securities issued by GSEs such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Moderate Allocation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of a Moderate Allocation Composite Index benchmark, consisting of 47% of the Russell 3000 Index, 18% of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") (Standard) Index, 30% of the Lehman U.S. Credit Index and 5% of the Lehman 3-month T-Bill Bellwether Index. It also shows the Fund's returns compared to the Lipper Mixed-Asset Target Allocation Growth Funds Average, an average of the annual return of mutual funds that maintain a mix of 60% to 80% of assets invested in equity securities, with the remainder invested in bonds, cash and cash equivalents.

In December 2007 the Fund changed the international component of its Composite Index benchmark to the MSCI EAFE Global Investable Market Index ("IMI") from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which have been accessible historically by the Fund and which should continue to be accessible by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous composite benchmark indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other class of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Moderate Allocation
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '06	4.71%
Worst Quarter (of periods shown)	Q2 '06	-1.90%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	Since Inception (4/29/05)

Moderate Allocation Fund Class A:
Return before taxes	0.50%	6.81%
Return after taxes on distributions	-0.33%	6.17%
Return after taxes on distributions
and sale of Fund shares	0.77%	5.57%
Moderate Allocation Fund Class C	3.72%	7.80%
Moderate Allocation Composite Index*	6.30%	10.79%
Lipper Mixed-Asset Target Allocation
Growth Funds Avg.	6.42%	10.12%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Composite Index shown was calculated using the MSCI EAFE (Standard) Index. The Fund's new Composite Index with the MSCI EAFE IMI component is not shown because the MSCI EAFE IMI does not yet include one year of performance data.

Calvert Aggressive Allocation Fund

Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund is a "fund of funds." The Fund seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds ("Calvert Funds") that meets the Fund's investment and social criteria.

The Fund invests in underlying Calvert Funds in accordance with a stable target asset allocation determined by the investment advisor. The Fund's asset allocation strategy incorporates the historical risk and return characteristics of various asset classes and the correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert Funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund typically invests 80% to 100% of its net assets in underlying Calvert Funds that invest primarily in equity securities (CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund); 0% to 20% of its net assets in CSIF Bond Portfolio (which invests primarily in fixed-income securities); and 0% to 5% of its net assets in CSIF Money Market Portfolio. The Fund intends to invest exclusively in shares of underlying Calvert Funds. For information on the underlying Calvert Funds currently available for investment by the Fund, including the investment objectives, strategies and risks of the funds, see "Description of Underlying Funds." The investment advisor may select new or different underlying Calvert Funds other than those listed under "Description of Underlying Funds" without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The investment advisor has discretion to reallocate the Fund's assets among underlying Calvert Funds. The investment advisor evaluates on a quarterly basis any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. Similarly, the investment advisor evaluates on an annual basis any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions. The investment advisor may choose to sell shares of the underlying funds as a result of such rebalancing or to meet Fund redemptions.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

Each underlying fund (other than the Calvert Global Alternative Energy Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

The underlying Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's social criteria. Investments for each underlying fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for several reasons:

Allocation

The Fund is subject to asset allocation risk, which is the chance that the selection by the investment advisor of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform. The Fund's greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Equity Investments

The Fund shares the principal risks of the equity securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the underlying fund may not perform as well as expected, and/or the underlying fund portfolio management practices may not work to achieve their desired result.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The prices of growth company securities held by the underlying fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the underlying fund's subadvisor may actually be appropriately priced.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small- and mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline.

Fixed-Income Investments

The Fund shares the principal risks of the fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") and other government-sponsored entities ("GSEs") issue debt and mortgage-backed securities that are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. A fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the underlying bond fund may not perform as well as expected, due to credit, political or other risks and/or the underlying fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.
  The investment advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The underlying fund is non-diversified. Compared to other funds, the underlying fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by Standard & Poor's ("S&P") or the equivalent by nationally recognized statistical rating organization ("NRSRO")) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the underlying bond fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.
  The underlying bond fund employs an active style that seeks to position the fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

Equity and Fixed-Income Investments

The Fund shares these additional principal risks of the equity and fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

Money Market Investments

The Fund shares the principal risks of the money market securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The underlying fund's yield will change in response to market interest rates. In general, as market rates go up, so will the underlying fund's yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the underlying fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality. The underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.
  Securities issued by GSEs such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Aggressive Allocation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's

Class A shares has varied from year to year. The table compares the Fund's performance over time to that of an Aggressive Allocation Composite Index benchmark, consisting of 64% of the Russell 3000 Index, 26% of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") (Standard) Index, and 10% of the Lehman U.S. Credit Index. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that invest in a variety of market capitalization ranges without concentrating 75% of the fund's equity assets in any one market capitalization over an extended period of time.

In December 2007 the Fund changed the international component of its Composite Index benchmark to the MSCI EAFE Global Investable Market Index ("IMI") from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which have been accessible historically by the Fund and which should continue to be accessible by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous composite benchmark indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other class of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Aggressive Allocation

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '06	6.18%
Worst Quarter (of periods shown)	Q2 '06	2.50%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)
	1 year	Since Inception (6/30/05)

Aggressive Allocation Fund Class A:
Return before taxes	0.23%	7.66%
Return after taxes on distributions	-0.34%	7.24%
Return after taxes on distributions
and sale of Fund shares	0.68%	6.45%
Aggressive Allocation Fund Class C	2.83%	8.47%
Aggressive Allocation Composite Index*	6.83%	12.83%
Lipper Multi-Cap Core Funds Avg.	6.43%	10.68%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Composite Index shown was calculated using the MSCI EAFE (Standard) Index. The Fund's new Composite Index with the MSCI EAFE IMI component is not shown because the MSCI EAFE IMI does not yet include one year of performance data.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

Calvert Conservative Allocation Fund
Shareholder Fees	Class A	Class C
(paid directly from your account)
Maximum sales charge (load)	4.75%	None
imposed on purchases
(as a percentage of
offering price)

Maximum deferred sales	None1	1.00%2
charge (load)
(as a percentage of purchase
or redemption proceeds,
whichever is lower)

Redemption fee3	2.00%	2.00%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses4	Class A	Class C
(deducted from Fund assets)
Management fees:5
Investment advisory fee	None	None
Administrative fee	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses6	0.95%	0.94%
Acquired fund fees and expenses7	0.60%	0.60%
Total annual fund operating expenses	1.95%	2.69%
Less: Fee waiver and/or expense
reimbursement8	(0.91%)	(0.09%)
Net annual fund operating expenses	1.04%	2.60%

Calvert Moderate Allocation Fund

Shareholder Fees	Class A	Class C
(paid directly from your account)
Maximum sales charge (load)	4.75%	None
imposed on purchases
(as a percentage of
offering price)

Maximum deferred sales	None1	1.00%2
charge (load)
(as a percentage of purchase
or redemption proceeds,
whichever is lower)

Redemption fee3	2.00%	2.00%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses4	Class A	Class C
(deducted from Fund assets)
Management fees:5
Investment advisory fee	None	None
Administrative fee	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses6	0.35%	0.35%
Acquired fund fees and expenses7	0.72%	0.72%
Total annual fund operating expenses	1.47%	2.22%

Calvert Aggressive Allocation Fund
Shareholder Fees	Class A	Class C
(paid directly from your account)
Maximum sales charge (load)	4.75%	None
imposed on purchases
(as a percentage of
offering price)

Maximum deferred sales	None1	1.00%2
charge (load)
(as a percentage of purchase or
redemption proceeds, whichever is lower)

Redemption fee3	2.00%	2.00%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses4	Class A	Class C
(deducted from Fund assets)
Management fees:5
Investment advisory fee	None	None
Administrative fee	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses6	0.58%	0.62%
Acquired fund fees and expenses7	0.81%	0.81%
Total annual fund operating expenses	1.79%	2.58%
Less: Fee waiver and/or
expense reimbursement8	(0.55%)	--
Net annual fund operating expenses	1.24%	--

Explanation of Fees and Expenses Table

1 - Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. See "Choosing a Share Class -- Class A."

2 - A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge."

3 - The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares -- Redemption Fee" for situations where the fee may be waived.

4 - Annual fund operating expenses are based on expenses for the Fund's most recent fiscal year unless otherwise noted.

5 - The Fund pays no investment advisory fee. Management fees include a 0.15% administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert Asset Management Company, Inc., the Fund's investment advisor.

6 - "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

7 - As a shareholder in underlying Calvert Funds, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund each will indirectly bear its pro rata share of operating expenses incurred by the underlying Calvert Funds. Based on the most recent prospectus of each underlying Calvert Fund, such expenses range from 0.21% to 1.40% for Class I Shares of the underlying Calvert Funds (Class O Shares of the underlying CSIF Money Market Portfolio). The Funds invest in the least expensive Class of shares of the underlying Calvert Funds, which does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses each Fund will bear based on the expected allocation to, and the expected average expense ratio of, the underlying Calvert Funds. Actual allocations may vary, which would affect the level of indirect expenses to which a Fund is subject.

8 - Calvert has agreed contractually to limit direct ordinary operating expenses through January 31, 2009. This expense limitation does not limit the acquired fund fees and expenses incurred by a shareholder. Direct ordinary operating expenses will not exceed 0.44% for Class A Shares of Calvert Conservative Allocation Fund; 0.80% for Class A Shares of Calvert Moderate Allocation Fund; and 0.43% for Class A Shares of Calvert Aggressive Allocation Fund. Direct ordinary operating expenses will not exceed 2.00% for Class C Shares of each Fund. Only the Board of Trustees of the applicable Fund may terminate the Fund's expense cap for the contractual period. The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses and taxes. The Funds do not expect to incur a material amount of interest expense in the fiscal year. Each Fund has an expense offset arrangement with its custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned. It is not anticipated that a material amount of credits will be earned. Expense offset credits, if applicable, are included in the line item "Less: Fee waiver and/or expense reimbursement." The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between the line items "Expenses Before Offsets" and "Net Expenses."

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated;
  you reinvest all dividends and distributions;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same;
  Calvert's expense limitation is in effect for year one; and
  the estimated gross expenses of the underlying Calvert Funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Calvert Conservative Allocation Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$576	$974	$1,397	$2,572
Class C (with redemption)	$363	$827	$1,417	$3,016
Class C (no redemption)	$263	$827	$1,417	$3,016

Calvert Moderate Allocation Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$617	$918	$1,240	$2,149
Class C (with redemption)	$325	$694	$1,190	$2,554
Class C (no redemption)	$225	$694	$1,190	$2,554

Calvert Aggressive Allocation Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$595	$961	$1,350	$2,437
Class C (with redemption)	$361	$802	$1,370	$2,915
Class C (no redemption)	$261	$802	$1,370	$2,915

FUND OF FUNDS STRUCTURE

Each Fund is structured as a "fund of funds." Each Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert Funds. The Funds invest in the least expensive Class of shares of the underlying Calvert Funds, which does not incur sales loads or Rule 12b-1 fees. Each Fund offers the convenience of a professionally managed, diversified portfolio of Calvert mutual funds in a single investment. Because each Fund invests in a variety of underlying funds, the Fund could receive benefits of diversification, through which a Fund investor could reduce overall risk by distributing assets among a number of investments. The diversification provided by asset allocation may reduce volatility over the long term.

Because the assets of the Funds are invested in other underlying Calvert Funds, the investment performance and risks of the Funds are directly related to the investment performance and risks of the underlying Calvert Funds. Furthermore, each Fund indirectly pays a proportionate share of the operating expenses of the underlying Calvert Funds in which the Fund invests, including management fees, which are paid to Calvert, in addition to the direct expenses of investing in the Fund. An investor in a Fund thus will pay higher expenses than if the underlying Calvert Fund shares were held directly. An investor in a Fund also may receive taxable capital gains distributions to a greater extent than if the underlying funds were held directly.

ABOUT CALVERT

Calvert Asset Management Company, Inc., ("Calvert") (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814), is the investment advisor ("Advisor") for the Funds and all the underlying funds in which the Funds invest. Calvert provides each Fund and the underlying funds with investment supervision, management and office space; furnishes executive and other personnel to each Fund and the underlying Funds; and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2007, Calvert was the investment advisor for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $16 billion in assets under management.

Management of the Funds is the responsibility of the Calvert Asset Allocation Committee (the "Allocation Committee"). The Allocation Committee is responsible for the selection and management of fund portfolio investments. John P. Nichols, CFA, is head of the Allocation Committee. He has served as Calvert's Vice President, Equities, since 1995, and oversees investment strategy and management of all of Calvert's balanced, equity and asset allocation portfolios. The Funds' Statement of Additional Information provides additional information about Mr. Nichols' management of other accounts, compensation and ownership of securities in each Fund.

Advisory Fees

The Funds do not pay advisory fees to Calvert for performing investment advisory services. Calvert, however, does receive advisory fees from managing the underlying Calvert Funds, a portion of which are paid indirectly by the Funds.

A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory agreement with respect to each Fund is available in the most recent Semi-Annual Report for the Funds covering the fiscal period that ends on March 31 each year.

For the most recent fiscal year each Fund paid an administrative fee of 0.15% of the Fund's average daily net assets to Calvert Administrative Services Company, an affiliate of Calvert.

Consulting Fees

Ibbotson Associates, a wholly-owned subsidiary of Morningstar, Inc., serves as an asset allocation consultant and provides guidance on maintaining an optimal allocation strategy for the Funds. Ibbotson reviews portfolio allocations on a quarterly basis and reports results and recommendations to the Calvert Asset Allocation Committee and the Board. Each Fund pays Ibbotson an annual fee of 0.05% of the Fund's average daily net assets as compensation for such consulting services. Ibbotson Associates is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then, decide which class of shares is best for you. You should make this decision carefully, based on:

  the amount you wish to invest;
  the length of time you plan to keep the investment;
  the Class expenses; and
  whether you qualify for any reduction or waiver of sales charges.

Each investor's financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.

Choosing a Share Class

The Calvert Conservative Allocation Fund offers Class A and C only. The Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund each offer Class A, C and I. This prospectus offers Class A and C for each Fund. Class I ($1 million minimum) for the Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund is offered in a separate prospectus. The following chart shows the difference between the Classes offered through this prospectus and the general types of investors who may be interested in each Class. The sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations.

Class A: Front-End Sales Charge	Class C: Deferred Sales Charge for One Year

For all investors, particularly those investing $50,000 or more, which qualifies for a reduced sales charge, or who plan to hold the shares for a substantial period of time.

For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment. The expenses of this Class are higher than Class A because of the higher 12b-1 fee.

Sales charge on each purchase of 4.75% or less, depending on the amount you invest.	No sales charge on each purchase, but if you sell shares within one year, then you will pay a deferred sales charge of 1% at that time.

Class A shares have an annual 12b-1 fee of up to 0.35%.	Class C shares have an annual 12b-1 fee of 1.00%.

Class A shares have lower annual expenses than Class C shares due to a lower 12b-1 fee.	Class C shares have higher annual expenses than Class A shares and there is no automatic conversion to Class A shares.

Once the total balance of your existing Class C holdings of Calvert Funds reaches or exceeds $500,000, you should make future investments in Class A shares since you will qualify to purchase Class A shares at a reduced sales load.

Class A

If you choose Class A, you will pay a sales charge at the time of each purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the percentage rate of the sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in a Fund, or if your cumulative purchases or the value in your account is more than $50,000* but less than $100,000, then the sales charge is reduced to 3.75%.
Your investment in	Sales Charge %	% of Amt.
Class A shares	of offering price	Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None**	None**

* This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds.

** Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder's fee has been paid by Calvert Distributors, Inc. ("CDI") are subject to a one-year contingent deferred sales charge of 0.80%. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers.

Class C

If you choose Class C, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first year, you will have to pay a 1% "contingent deferred" sales charge ("CDSC"). Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. Class C may be a good choice if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment.

The CDSC on Class C Shares will be waived if the selling broker/dealer has an agreement with CDI to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. (For more information on the agreement, see "Service Fees and Arrangements with Broker/Dealers.") Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by 1%. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

Reduced Sales Charges

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or Fund at the time of purchase in order to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.

* A "family group" includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.

A "qualified group" is one which:

1. has been in existence for more than six months, and

2. has a purpose other than acquiring shares at a discount, and

3. satisfies uniform criteria which enable CDI and broker/dealers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or broker/dealers distributing shares, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or broker/dealers.

Statement of Intention

You may reduce your Class A sales charge by establishing a statement of intention ("Statement"). A Statement allows you to combine all Calvert Funds (excluding money market funds) purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included. (If your shares are held through a financial intermediary in an omnibus account, your financial intermediary may not be able to include purchases made during the previous 90 days. You should check with your financial intermediary regarding such purchases.)

A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. In this regard, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in shares (computed to the nearest full share) of the Fund by the Transfer Agent. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.

If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied.

Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, CDI will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to you.

The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"). There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase:

(i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CDI of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the Savings Plan account is: (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by Calvert on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

  current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members;
  directors, officers, and employees of any subadvisor for the Calvert Family of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the subadvisor or broker/dealer;
  purchases made through a Registered Investment Advisor;
  trust departments of banks or savings institutions for trust clients of such bank or institution, and purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by: (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker/dealer or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the Code, and "rabbi trusts."

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from a Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.

Purchases Made at Net Aset Value ("NAV")

If you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege (Class A)

Subject to the Fund's Market Timing Policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A shares of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge. In order to take advantage of this privilege, you must notify your Fund or broker/dealer at the time of the repurchase. Each Fund reserves the right to modify or eliminate this privilege.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the SAI for further discussion of these services. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The following table shows the maximum annual percentage payable under the distribution plan and the amount actually paid by each Fund for the most recent fiscal year. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund's Board of Trustees. The fees are based on average daily net assets by Class.

Maximum Payable Under Plan/Amount Actually Paid

Class A: 0.35%/0.25%         Class C: 1.00%/1.00%*

* For Class C, 0.75% of the Fund's average daily net assets is paid for distribution services and 0.25% is paid for shareholder services.

Service Fees and Arrangements with Broker/Dealers

CDI, each Fund's principal underwriter, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of the amount invested for Class C), when you purchase shares of a Fund. CDI also pays broker/dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The following table shows the maximum commission and service fees CDI pays to broker/dealers, which differ depending on the Class.

Maximum Commission/Service Fees
Class A*	Class C**
4.00%/0.25%	1.00%/1.00%

* Class A service fee begins to accrue in the first month after purchase.

** Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in the 13th month after purchase.

If the selling broker/dealer has an agreement with CDI to sell Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CDI does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after purchase.

During special sales promotions, CDI may reallow to dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant.

Payments may include additional compensation beyond the regularly scheduled rates and finder's fees. CDI may pay broker/dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more. Where paid, the finder's fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder's fee within one year, then CDI may recoup the difference in the finder's fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finders fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.

Next Step -- Account Application

Complete and sign an application for each new account. Please specify which class you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.
Minimum To Open an Account	Minimum Additional Investments
$2,000	$250; the Funds may charge a $2 service fee on purchases of less than $250

Each Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee. In addition, each Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Please make your check payable to the Fund and mail it to:

New Accounts	Subsequent investments
(include application):	(include investment slip):
Calvert	Calvert
P.O. Box 219544	P.O. Box 219739
Kansas City, MO 64121-9544	Kansas City, MO 64121-9739

By Registered,	Calvert
Certified, or	c/o BFDS
Overnight Mail	330 West 9th Street
Kansas City, MO
64105-1807

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange ("NYSE") is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. Each Fund requires your name, date of birth, residential street address or principal place of business, and social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If a Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through Your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's NAV. Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

HOW SHARES ARE PRICED

Shares of each Fund and shares of the underlying Calvert Funds are valued in the same manner as described below, except where noted.

The price of shares is based on each Fund's NAV. NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different.

Each Fund's assets consist primarily of shares of the underlying Calvert Funds, which are valued at their respective NAVs.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some underlying Calvert Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These underlying Calvert Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the underlying Calvert Fund's shares may change on days when a Fund may not be able to buy or sell those shares.

Generally, portfolio securities and other assets are valued based on market quotations (except that all securities held by the underlying CSIF Money Market Portfolio are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share). Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees, and pursuant to the Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to a Fund's valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair-value pricing may be used for high-yield debt securities or in other circumstances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Board of Directors of the underlying CWVF International Equity Fund and Calvert International Opportunities Fund, and the Board of Directors of the underlying Calvert Global Alternative Energy Fund, have retained a third-party fair value pricing service, pursuant to the respective Fund's valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

When Your Account Will Be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. A Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. There are some federal holidays, however, i.e. Columbus Day and Veterans' Day, when the NYSE is open and a Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone -- call 800-368-2745

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.

Your letter should include your account number, name of the Fund/Class, and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class C shares redeemed by Systematic Check Redemption will be subject to the contingent deferred sales charge.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will be waived only in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1⁄2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code.
  Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a "qualified default investment alternative" in a retirement plan account in accordance with the requirements of Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies ---- Market Timing Policy," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

In order to determine your eligibility for a redemption fee waiver it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstance and to provide any applicable supporting documentation.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Funds require a signature guarantee to verify your signature, which may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests for those shares are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

Shares of each Fund and shares of the underlying Calvert Funds (other than the CSIF Money Market Portfolio) have the same market timing policy described below.

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, the Fund's Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in each Fund, which may include the imposition of redemption fees as described under "How to Sell Shares ---- Redemption Fee". The Funds believe that market timing activity is not in the best interest of shareholders.

Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Trustees. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Trustees. The Board of Trustees of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Trustees. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling customer service at 800-368-2745.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000 per class. If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income on a quarterly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid in cash, by check or by Calvert Money Controller. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, any Fund whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Some dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

DESCRIPTION OF UNDERLYING FUNDS

The following is a description of the objective, principal investment strategies and principal risks of the underlying Calvert Funds. Calvert is the investment advisor for all of the underlying funds. This description is not an offer of the underlying funds' shares. Additional investment practices are described in the prospectus and statement of additional information for each of the underlying funds. The prospectus for each underlying fund is available on Calvert's website at www.calvert.com.

Calvert Equity Funds

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common stocks of U.S. large-cap companies, although it may have other investments, including foreign stocks and mid-cap stocks. The Fund defines large-cap companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $708 million to

$511.9 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion. The Fund also may purchase stocks outside the S&P 500 Index. Investment returns will be primarily from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for established companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. Under normal circumstances, the Fund will invest at least 95% of its net assets (including borrowings for investment purposes) in securities contained in the Index. The Fund will provide shareholders with at least 60 days' notice before changing this policy. Generally, the Fund sells securities only to reflect a change in the Calvert Social Index.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2007, the capitalization range of the Index was $479 million to $333.1 billion, and the weighted average capitalization was $83.2 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index. As of December 31, 2007, there were 633 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest U.S. companies. The Index is also reviewed quarterly to adjust for social criteria and other factors.

The socially responsible criteria are described below under "Investment Selection Process of the Underlying Funds -- Socially Responsible Investment Criteria". Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Calvert Social Index may decline in value.
  An index fund has operating expenses; a market index does not. The Fund -- while expected to track its target index as closely as possible while satisfying its investment and social criteria -- will not be able to match the performance of the index exactly.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stock of U.S. companies that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $90.5 billion. As of December 31, 2007, the capitalization range of the Index was $384 million to $511.9 billion. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, including foreign stocks not exceeding 25% of the Fund's net assets, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and momentum of market sentiment. These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index. The Subadvisor may choose to sell a security when it no longer appears attractive under this process.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund must be consistent with the Fund's financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Russell 1000 Index may decline in value.
  The individual stocks in the Fund or the enhanced equity modeling portfolio may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The Fund has operating expenses; a market index does not. The Fund -- while expected to track its target index as closely as possible while satisfying its own investment and social criteria -- will not be able to match the performance of the index exactly.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Tracking the Russell 1000 Index

The Subadvisor expects the annual tracking error, relative to the return of the Russell 1000 Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Calvert Large Cap Growth

Objective

Calvert Large Cap Growth seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of U.S. common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $708 million to $511.9 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion. The Fund also may purchase stocks outside the S&P 500 Index. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

As part of a secondary portfolio strategy, the Subadvisor may purchase or sell "traditional" (i.e., exchange-traded) stock index futures and may purchase options on exchange-traded stock indices and stock index futures for purposes of hedging, speculation or leverage. The Subadvisor would use these investments only in its effort to keep the long-term average market risk of the Fund roughly equal to that of the market itself. Accordingly, the Fund may use stock index futures and options on both stock indices and stock index futures to increase exposure to the stock market when the Subadvisor perceives market conditions to be favorable and to decrease exposure to the stock market when it perceives market conditions to be unfavorable. To increase stock market exposure, the Fund may establish long stock index futures positions or buy exchange-traded call options on both stock indices and stock index futures. To decrease exposure, the Fund may establish short stock index futures positions or buy exchange-traded put options on both stock indices and stock index futures. At any one point in time, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Subadvisor does not intend to leverage overall market risk in the long term.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor to the Fund purchases and sells securities for the Fund's portfolio based on information derived from its proprietary stock ranking and rating models. Stocks that are rated as sufficiently attractive in the model are subject to purchase. When a holding of the Fund deteriorates in ranking or rating, it is subject to sale.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The use of stock index futures and options may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. A stock index future is a contract to buy or sell the cash value of a specific stock index at a specific price by a specified date. An option gives the holder a right but not the obligation to purchase or sell a security at a specified price within a specified time, and a stock index option is an option based on a stock market index (or the cash value thereof). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. Stock index futures and options are derivatives. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. Derivatives also can involve risk of loss if the party who issued the derivative defaults on its obligation. In addition, derivatives may be less liquid and more difficult to value.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Capital Accumulation

Objective

Calvert Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size U.S. companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. The Russell Midcap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell Midcap Growth Index was $384 million to $41.7 billion as of

December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Fund also may purchase stocks outside the Russell Midcap Growth Index. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert World Values Fund, Inc. (CWVF) International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of foreign companies. "Equity securities" for purposes of this 80% policy means common and preferred stock and the depositary receipts on such shares. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common and preferred stocks of non-U.S. large cap stocks using a core investment approach. The Fund defines "non-U.S. large cap" companies as those whose market capitalization falls within the range of the MSCI EAFE IMI. The MSCI EAFE IMI undergoes quarterly reassessment and updating reviews by MSCI: full reviews take place twice per year and partial reviews occur in the other two quarters. The market capitalization range for the MSCI EAFE IMI was $749 million to $233.6 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion.

The Fund will generally hold stocks of companies from the constituent countries of the MSCI EAFE IMI, but may opportunistically invest in other countries, including emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio relative to the benchmark, the MSCI EAFE IMI. As stocks improve or decline in rating over successive periodic model evaluations, they are gradually added to or sold from the portfolio.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Investment Selection Process of the Underlying Funds -- Special Investment Programs".

The Fund may invest in ADRs and GDRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/S&P World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $16 million to $28.1 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Investment Selection Process of the Underlying Funds -- Special Investment Programs."

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in ADRs and GDRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

If the Fund's Board of Directors approves a change in the Fund's investment objective, 60 days' advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Global Alternative Energy

Objective

Calvert Global Alternative Energy's investment objective is long-term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or are significantly involved in the alternative energy sector. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Under the Fund's investment approach, a company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities;

(2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Index; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. (For additional information on these indices, see "----Description of Alternative Energy Indices" below.)

The Fund defines a non-U.S. company as a company (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will invest in equity securities that include common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, rights and warrants.

The Fund will invest in securities of all market capitalizations; however, because many alternative energy companies are relatively new, the Fund may contain a greater number of small- and mid-cap stocks than large-cap stocks. As an internationally diversified fund, the Fund will invest in several countries in different geographic regions. The Fund will primarily invest in developed countries but may purchase securities in emerging markets. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation.

The Fund may invest in ADRs and GDRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Subadvisor will use a combination of quantitative and fundamental processes. The initial step focuses on development of the investible universe. The universe is evaluated based upon long-term strategic allocations for each sub-activity within the alternative energy sector. Fundamental and qualitative models further evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls during portfolio construction. The Subadvisor also consults a panel of experts in the field of alternative energy to provide research and insight on political, economic and regional trends with respect to alternative energy segments.

The Subadvisor may elect to sell a security following evaluation using a fair-value model created upon purchase. Factors that help to determine action include a review of business or financial fundamentals, and future expectations relative to current valuation and the model target.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Description of Alternative Energy Indices

As stated above under "----Principal Investment Strategies," the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Index. The Ardour Global Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2007, the Index included 111 companies.

Merrill Lynch Renewable Energy Index. The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes "pure plays" as well as stocks likely to benefit in a less direct way. The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria -- market capitalization, liquidity and country of listing. As of December 31, 2007, the Index included 30 in the broad renewable energy sector.

S&P Global Alternative Energy Index. The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices -- the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2007, the Index included 54 companies.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2007) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2007) in nuclear energy related businesses that meet investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index. The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2007, the Index included 88 companies.

WilderHill Clean Energy Index. A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2007, the Index included 42 companies.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline.
  The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments' policies towards alternative energy also may have an adverse affect on the Fund's performance.
  The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.
  The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry. A downturn in this industry would have a larger impact on the Fund than on a fund that does not concentrate in this industry. In addition, shares of the companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.
  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small-cap and mid-cap stocks may respond to market activity differently than larger more established companies, and can be more volatile than that of larger issuers. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. The market value of convertible securities tends to decline as interest rates increase although to a lesser extent than with fixed-income securities. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's NAV. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert New Vision Small Cap

Objective

Calvert New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks of U.S. companies that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $3 billion or less at the time the Fund initially invests. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of small-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies small companies as having a market capitalization of $3 billion or less at the time of initial purchase.

The Fund seeks to identify the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of small-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value

Objective

Calvert Mid Cap Value will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index where companies had a capitalization of $479 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $10 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell Midcap Value Index, which had the market capitalization range stated above. The Russell Midcap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell Midcap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell Midcap Value Index will cause the Subadvisor's universe of stocks and range of market capitalizations to change accordingly. The Subadvisor also may purchase companies outside of the Russell Midcap Value Index.

The Fund may also invest up to 25% of its net assets in foreign securities.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Fixed-Income Fund

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. At least 65% of the Fund's net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by S&P or an equivalent rating by an NRSRO, including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the security's fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade in a security's credit quality rating is not an automatic signal to sell/buy that security.

The Fund invests principally in bonds issued by U.S. corporations, U.S. agencies (e.g., Government National Mortgage Association), Fannie Mae and Freddie Mac. The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS. The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include ADRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  Fannie Mae and Freddie Mac (and other GSEs) issue debt and mortgage-backed securities that are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.
  The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by S&P or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities that trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs.
  The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Portfolio to have a relatively high amount of short-term capital gains, which may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Money Market Fund
CSIF Money Market

Objective

CSIF Money Market seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests in high quality money market instruments, such as commercial paper, variable rate demand notes, and corporate, agency and taxable municipal obligations, and repurchase agreements. All investments must comply with the SEC money market fund requirements per Rule 2a-7 of the Investment Company Act of 1940.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the Fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the Fund because it invests primarily in securities that are considered to be of high quality. The Fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Securities issued by GSEs such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.

Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT SELECTION PROCESS OF THE UNDERLYING FUNDS

In seeking a fund's investment objective, investments for that fund are first selected for financial soundness and then evaluated according to that fund's social criteria. To the greatest extent possible, the funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for a fund must be consistent with the fund's current financial and social criteria.

Investments in fixed income securities for the underlying bond and money market funds may be made prior to the application of social analysis, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform social analysis prior to purchase. However, following purchase, the fixed income security is evaluated according to the Fund's social criteria and if it is not found to meet the standards for the Fund's social criteria, the security must be sold as soon as is possible, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each fund's investment objective and social criteria.

Each fund may invest in Exchange Traded Funds ("ETFs") for the limited purpose of managing the fund's cash position consistent with the fund's applicable benchmark. The ETFs in which a fund invests will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by that fund. In addition, the ETFs in which a fund invests may hold securities of companies or entities that that fund could not invest in directly because such companies or entities do not meet the fund's social investment criteria. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the fund meet its investment objective by obtaining market exposure to securities in the fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a fund does not constitute endorsement or validation by that fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the fund's social criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

(All Funds except Calvert Global Alternative Energy)

Each fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsiblity and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Each fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the applicable fund's Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value:

The funds seek to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.
  The funds seek to avoid investing in companies that:
  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

CWVF International Equity

The Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.
  The Fund seeks to avoid investing in companies that:
  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Calvert International Opportunities

The Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Fund seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Socially Responsible Investment Criteria
(Calvert Global Alternative Energy only)

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The fund provides an investment opportunity for climate change solutions and renewable energy development.

The fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The fund will focus on environmental, social, and governance factors that promote and encourage sustainable solutions.

The fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, companies totally satisfy. All social criteria may be changed by the Board of Directors without shareholder approval.

The spirit of Calvert Global Alternative Energy's social criteria is similar to that of other Calvert Social Funds, but its application may at times differ. Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

Calvert will continue to adhere to core environmental, social and governance criteria as follows.

The fund will seek to invest in companies that:

  Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.
  Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.
  Treat their employees with dignity and respect in the workplace.
  Observe appropriate international human rights standards and respect the rights of indigenous peoples.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.
  Exhibit sound policies and practices with respect to corporate governance and business practices.

The fund seeks to avoid investing in companies that:

  Contribute directly to the systematic denial of basic human rights.
  Maintain poor environmental compliance and performance practices.
  Demonstrate poor corporate governance or engage in unethical business practices.
  Own or operate new nuclear power plants.

Special Investment Programs

As part of Calvert's and certain funds' ongoing commitment to providing and fostering innovative initiatives, those funds invest a small percentage of their respective assets in special investment programs that are non-principal investment strategies pioneered by Calvert -- High Social Impact Investments and Special Equities. CWVF International Equity and Calvert International Opportunities have limits on investments in U.S. companies of 5% and 10% of net assets, respectively, which percentages exclude High Social Impact Investments and Special Equities investments.

High Social Impact Investments

CSIF Bond, CSIF Equity, Calvert World Values International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of the fund's assets (up to 3% for each of CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation and up to 1% for each of the other funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the funds' social criteria. These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact Investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The funds believe that these investments have a significant social return through their impact in our local communities.

Each fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the fund and of the fund's investment advisor, as determined in good faith under consistently applied valuation procedures adopted by the fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced."

Pursuant to an exemptive order, the funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

The funds may also invest directly in high social impact issuers, such as through Social Enterprises in conjunction with the Special Equities investment program (see "-- Special Equities").

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. High Social Impact Investments for Calvert Social Index Fund will be limited to 1% of the fund's assets if it commences the program.

Special Equities

CSIF Equity, Calvert World Values International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert Large Cap Growth and Calvert Social Index Fund

Each of these funds has a Special Equities investment program that allows the fund to promote especially promising approaches to social goals through privately placed investments. Special Equities investments are subject to the fund's limit on illiquid securities (which is no more than 15% of the fund's net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Sub-Committee of the Investment Performance Oversight Committee of each fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. A fund's Special Equities are valued under the direction of the fund's Board. Special Equities investments for Calvert Social Index Fund will be limited to 1% of the fund's assets if it commences the program.

Pursuant to approval by each fund's Board of Trustees/Directors, each fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research regarding the Special Equities Program.

Shareholder Advocacy and Social Responsibility

As each fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After a fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert votes all proxies consistent with the financial and social goals of each fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Conservative Allocation Fund
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005 #
Net asset value, beginning	$15.81	$15.42	$15.00
Income from investment operations
Net investment income	.55	.42	.08
Net realized and unrealized gain (loss)	.74	.40	.42
Total from investment operations	1.29	.82	.50
Distributions from
Net investment income	(.55)	(.42)	(.08)
Net realized gain	(.10)	(.01)	--
Total distributions	(.65)	(.43)	(.08)
Total increase (decrease) in net asset value	.64	.39	.42
Net asset value, ending	$16.45	$15.81	$15.42

Total return*	8.27%	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	3.55%	2.91%	1.69% (a)
Total expenses	1.35%	2.62%	9.04% (a)
Expenses before offsets	.44%	.87%	1.00% (a)
Net expenses	.44%	.87%	1.00% (a)
Portfolio turnover	11%	9%	4%
Net assets, ending (in thousands)	$12,265	$6,258	$1,968

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$15.77	$15.40	$15.00
Income from investment operations
Net investment income	.31	.28	.03
Net realized and unrealized gain (loss)	.73	.38	.40
Total from investment operations	1.04	.66	.43
Distributions from
Net investment income	(.31)	(.28)	(.03)
Net realized gain	(.10)	(.01)	--
Total distributions	(.41)	(.29)	(.03)
Total increase (decrease) in net asset value	.63	.37	.40
Net asset value, ending	$16.40	$15.77	$15.40

Total return*	6.67%	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.99%	1.87%	.61% (a)
Total expenses	2.09%	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00%	2.00% (a)
Net expenses	2.00%	2.00%	2.00% (a)
Portfolio turnover	11%	9%	4%
Net assets, ending (in thousands)	$4,036	$2,314	$998

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005#
Net asset value, beginning	$16.81	$15.88	$15.00
Income from investment operations
Net investment income	.32	.18	.02
Net realized and unrealized gain (loss)	1.59	.92	.87
Total from investment operations	1.91	1.10	.89
Distributions from
Net investment income	(.32)	(.17)	(.01)
Net realized gain	(.10)	**	--
Total distributions	(.42)	(.17)	(.01)
Total increase (decrease) in net asset value	1.49	.93	.88
Net asset value, ending	$18.30	$16.81	$15.88

Total return*	11.46%	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.71%	1.08%	.43% (a)
Total expenses	.75%	1.12%	3.99% (a)
Expenses before offsets	.75%	.95%	1.00% (a)
Net expenses	.75%	.95%	1.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$71,746	$33,279	$7,628

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$16.69	$15.80	$15.00
Income from investment operations
Net investment income	.20	.05	(.02)
Net realized and unrealized gain (loss)	1.56	.91	.82
Total from investment operations	1.76	.96	.80
Distributions from
Net investment income	(.19)	(.07)	--
Net realized gain	(.10)	**	--
Total distributions	(.29)	(.07)	--
Total increase (decrease) in net asset value	1.47	.89	.80
Net asset value, ending	$18.16	$16.69	$15.80

Total return*	10.62%	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.97%	.07%	(.62%) (a)
Total expenses	1.50%	1.95%	5.22% (a)
Expenses before offsets	1.50%	1.94%	2.00% (a)
Net expenses	1.50%	1.94%	2.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$17,564	$8,508	$2,200

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005##
Net asset value, beginning	$16.91	$15.62	$15.00
Income from investment operations
Net investment income	.22	.03	(.01)
Net realized and unrealized gain (loss)	2.16	1.31	.63
Total from investment operations	2.38	1.34	.62
Distributions from
Net investment income	(.21)	(.05)	--
Net realized gain	(.08)	--	--
Total distributions	(.29)	(.05)	--
Total increase (decrease) in net asset value	2.09	1.29	.62
Net asset value, ending	$19.00	$16.91	$15.62

Total return*	14.18%	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	.96%	(.11%)	(.59%) (a)
Total expenses	.98%	2.08%	15.10% (a)
Expenses before offsets	.43%	.83%	1.00% (a)
Net expenses	.43%	.83%	1.00% (a)
Portfolio turnover	2%	9%	5%
Net assets, ending (in thousands)	$44,004	$15,170	$1,380

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005##
Net asset value, beginning	$16.74	$15.59	$15.00
Income from investment operations
Net investment income	**	(.11)	(.05)
Net realized and unrealized gain (loss)	2.09	1.27	.64
Total from investment operations	2.09	1.16	.59
Distributions from
Net investment income	(.12)	(.01)	--
Net realized gain	(.08)	--	--
Total distributions	(.20)	(.01)	--
Total increase (decrease) in net asset value	1.89	1.15	.59
Net asset value, ending	$18.63	$16.74	$15.59

Total return*	12.56%	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(.32%)	(1.24%)	(1.63%) (a)
Total expenses	1.77%	3.04%	13.06% (a)
Expenses before offsets	1.77%	2.00%	2.00% (a)
Net expenses	1.77%	2.00%	2.00% (a)
Portfolio turnover	2%	9%	5%
Net assets, ending (in thousands)	$7,605	$3,240	$832

See notes to financial highlights.

Notes to financial highlights

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B       Amounts do not include the activity of the underlying funds.

(a)      Annualized.

*       Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**      Less than $.01 per share.

#       From April 29, 2005 inception.

##      From June 30, 2005 inception.

To Open an Account:
800-368-2748

Performance and Prices:
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800-368-2745

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Calvert Office:
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Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
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Calvert Website
Address: www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about a Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about a Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

You can get free copies of reports and SAIs, request other information and discuss your questions about a Fund by contacting your financial professional, or the Fund at:

Calvert Group, Ltd.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual or Semi-Annual Reports, free of charge on Calvert's website at the following Internet address:

www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334 (Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Printed on recycled paper using soy inks


Prospectus

January 31, 2008

Class I (Institutional) Shares

  Calvert Moderate Allocation Fund
  Calvert Aggressive Allocation Fund

Calvert
Investments that make a difference.

A UNIFI Company

These securities have not been approved or disapproved by the Securities and

Exchange Commission ("SEC") or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
JANUARY 31, 2008
About the Funds
Investment Objective, Strategy, Principal Risks, Past Performance
2	Calvert Moderate Allocation Fund
10	Calvert Aggressive Allocation Fund
18	Fees and Expenses

About Your Investment
22	Fund of Funds Structure
22	About Calvert
23	Advisory Fees
23	Consulting Fees
23	How to Open an Account
24	How Shares are Priced
26	When Your Account Will be Credited
26	Other Calvert Features / Policies (Exchanges, Market Timing Policy, Minimum Account Balance, etc.)

29	Dividends, Capital Gains and Taxes
31	How to Sell Shares
34	Description of Underlying Funds
67	Investment Selection Process of the Underlying Funds
77	Financial Highlights

Calvert Moderate Allocation Fund

Objective

The Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective, consistent with the preservation of capital.

Principal Investment Strategies

The Fund is a "fund of funds." The Fund seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds ("Calvert Funds") that meets the Fund's investment and social criteria.

The Fund invests in underlying Calvert Funds in accordance with a stable target asset allocation determined by the investment advisor. The Fund's asset allocation strategy incorporates the historical risk and return characteristics of various asset classes and the correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert Funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund typically invests 50% to 80% of its net assets in underlying Calvert Funds that invest primarily in equity securities (CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund); 20% to 50% of its net assets in CSIF Bond Portfolio (which invests primarily in fixed-income securities); and 0% to 10% of its net assets in CSIF Money Market Portfolio. The Fund intends to invest exclusively in shares of underlying Calvert Funds. For information on the underlying Calvert Funds currently available for investment by the Fund, including the investment objectives, strategies and risks of the funds, see "Description of Underlying Funds." The investment advisor may select new or different underlying Calvert Funds other than those listed under "Description of Underlying Funds" without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The investment advisor has discretion to reallocate the Fund's assets among underlying Calvert Funds. The investment advisor evaluates on a quarterly basis any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. Similarly, the investment advisor evaluates on an annual basis any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions. The investment advisor may choose to sell shares of the underlying funds as a result of such rebalancing or to meet Fund redemptions.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

Each underlying fund (other than the Calvert Global Alternative Energy Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

The underlying Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's social criteria. Investments for each underlying fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

Allocation

The Fund is subject to asset allocation risk, which is the chance that the selection by the investment advisor of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform. The Fund's greater allocation toward equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Equity Investments

The Fund shares the principal risks of the equity securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the underlying fund may not perform as well as expected, and/or the underlying fund portfolio management practices may not work to achieve their desired result.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The prices of growth company securities held by the underlying fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the underlying fund's Subadvisor may actually be appropriately priced.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small- and mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas or electricity) or alternative energy may decline.

Fixed-Income Investments

The Fund shares the principal risks of the fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") and other government-sponsored entities ("GSEs") issue debt and mortgage-backed securities that are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. A fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the underlying bond fund may not perform as well as expected, due to credit, political or other risks and/or the underlying fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.
  The investment advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The underlying fund is non-diversified. Compared to other funds, the underlying fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by Standard & Poor's ("S&P") or the equivalent by nationally recognized statistical rating organization ("NRSRO")) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the underlying bond fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.
  The underlying bond fund employs an active style that seeks to position the fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

Equity and Fixed-Income Investments

The Fund shares these additional principal risks of the equity and fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

Money Market Investments

The Fund shares the principal risks of the money market securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The underlying fund's yield will change in response to market interest rates. In general, as market rates go up, so will the underlying fund's yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the underlying fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality. The underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.
  Securities issued by GSEs such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Moderate Allocation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's

Class I shares has varied from year to year. The table compares the Fund's performance over time to that of a Moderate Allocation Composite Index benchmark, consisting of 47% of the Russell 3000 Index, 18% of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") (Standard) Index, 30% of the Lehman U.S. Credit Index and 5% of the Lehman 3-month T-Bill Bellwether Index. It also shows the Fund's returns compared to the Lipper Mixed-Asset Target Allocation Growth Funds Average, an average of the annual return of mutual funds that maintain a mix of 60% to 80% of assets invested in equity securities, with the remainder invested in bonds, cash and cash equivalents. Performance results for Class I shares prior to January 31, 2008, the inception date for Class I shares, reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

In December 2007 the Fund changed the international component of its Composite Index benchmark to the MSCI EAFE Global Investable Market Index ("IMI") from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which have been accessible historically by the Fund and which should continue to be accessible by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous composite benchmark indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Moderate Allocation
Year-by-Year Total Return
(Class I)

Best Quarter (of periods shown)	Q4 '06	4.71%
Worst Quarter (of periods shown)	Q2 '06	-1.90%

Average Annual Total Returns (as of 12-31-07)
	1 year	Since Inception (4/29/05)

Moderate Allocation Fund Class I:
Return before taxes	5.50%	8.78%
Return after taxes on distributions	4.63%	8.12%
Return after taxes on distributions
and sale of Fund shares	4.04%	7.26%
Moderate Allocation Composite Index*	6.30%	10.79%
Lipper Mixed-Asset Target Allocation
Growth Funds Avg.	6.42%	10.12%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Composite Index shown was calculated using the MSCI EAFE (Standard) Index. The Fund's new Composite Index with the MSCI EAFE IMI component is not shown because the MSCI EAFE IMI does not yet include one year of performance data.

Calvert Aggressive Allocation Fund

Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund is a "fund of funds." The Fund seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds ("Calvert Funds") that meets the Fund's investment and social criteria.

The Fund invests in underlying Calvert Funds in accordance with a stable target asset allocation determined by the investment advisor. The Fund's asset allocation strategy incorporates the historical risk and return characteristics of various asset classes and the correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert Funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund typically invests 80% to 100% of its net assets in underlying Calvert Funds that invest primarily in equity securities (CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund); 0% to 20% of its net assets in CSIF Bond Portfolio (which invests primarily in fixed-income securities); and 0% to 5% of its net assets in CSIF Money Market Portfolio. The Fund intends to invest exclusively in shares of underlying Calvert Funds. For information on the underlying Calvert Funds currently available for investment by the Fund, including the investment objectives, strategies and risks of the funds, see "Description of Underlying Funds." The investment advisor may select new or different underlying Calvert Funds other than those listed under "Description of Underlying Funds" without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The investment advisor has discretion to reallocate the Fund's assets among underlying Calvert Funds. The investment advisor evaluates on a quarterly basis any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. Similarly, the investment advisor evaluates on an annual basis any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions. The investment advisor may choose to sell shares of the underlying funds as a result of such rebalancing or to meet Fund redemptions.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

Each underlying fund (other than the Calvert Global Alternative Energy Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

The underlying Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's social criteria. Investments for each underlying fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for several reasons:

Allocation

The Fund is subject to asset allocation risk, which is the chance that the selection by the investment advisor of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform. The Fund's greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Equity Investments

The Fund shares the principal risks of the equity securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the underlying fund may not perform as well as expected, and/or the underlying fund portfolio management practices may not work to achieve their desired result.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The prices of growth company securities held by the underlying fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the underlying fund's subadvisor may actually be appropriately priced.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small- and mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline.

Fixed-Income Investments

The Fund shares the principal risks of the fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") and other government-sponsored entities ("GSEs") issue debt and mortgage-backed securities that are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. A fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the underlying bond fund may not perform as well as expected, due to credit, political or other risks and/or the underlying fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.
  The investment advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The underlying fund is non-diversified. Compared to other funds, the underlying fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by Standard & Poor's ("S&P") or the equivalent by nationally recognized statistical rating organization ("NRSRO")) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the underlying bond fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.
  The underlying bond fund employs an active style that seeks to position the fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

Equity and Fixed-Income Investments

The Fund shares these additional principal risks of the equity and fixed-income securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

Money Market Investments

The Fund shares the principal risks of the money market securities held by the underlying funds in which it invests. You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The underlying fund's yield will change in response to market interest rates. In general, as market rates go up, so will the underlying fund's yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the underlying fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality. The underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.
  Securities issued by GSEs such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.
  Repurchase agreements are transactions in which the underlying fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the underlying fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the underlying fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The underlying fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Aggressive Allocation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's

Class I shares has varied from year to year. The table compares the Fund's performance over time to that of an Aggressive Allocation Composite Index benchmark, consisting of 64% of the Russell 3000 Index, 26% of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") (Standard) Index, and 10% of the Lehman U.S. Credit Index. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that invest in a variety of market capitalization ranges without concentrating 75% of the fund's equity assets in any one market capitalization over an extended period of time. Performance results for Class I shares prior to January 31, 2008, the inception date for Class I shares, reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

In December 2007 the Fund changed the international component of its Composite Index benchmark to the MSCI EAFE Global Investable Market Index ("IMI") from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which have been accessible historically by the Fund and which should continue to be accessible by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous composite benchmark indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Aggressive Allocation
Year-by-Year Total Return
(Class I)

Best Quarter (of periods shown)	Q4 '06	6.18%
Worst Quarter (of periods shown)	Q2 '06	2.50%

Average Annual Total Returns (as of 12-31-07)
	1 year	Since Inception (6/30/05)

Aggressive Allocation Fund Class I:
Return before taxes	5.22%	9.78%
Return after taxes on distributions	4.62%	9.35%
Return after taxes on distributions
and sale of Fund shares	3.95%	8.28%
Aggressive Allocation Composite Index*	6.83%	12.83%
Lipper Multi-Cap Core Funds Avg.	6.43%	10.68%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Composite Index shown was calculated using the MSCI EAFE (Standard) Index. The Fund's new Composite Index with the MSCI EAFE IMI component is not shown because the MSCI EAFE IMI does not yet include one year of performance data.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

Calvert Moderate Allocation Fund

Shareholder Fees
(paid directly from your account)

Redemption fee1	2.00%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
Seven days of purchase.

Annual Fund Operating Expenses2
(deducted from Fund assets)
Management fees:3
Investment advisory fee	None
Administrative fee	0.15%
Distribution and service (12b-1) fees	--
Other expenses4	0.29%
Acquired fund fees and expenses5	0.72%
Total annual fund operating expenses	1.16%
Less: fee waiver and or expense
reimbursement6	(0.21%)
Net annual fund operating expenses	0.95%

Calvert Aggressive Allocation Fund

Shareholder Fees
(paid directly from your account)

Redemption fee1	2.00%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
Seven days of purchase.

Annual Fund Operating Expenses2
(deducted from Fund assets)
Management fees:3
Investment advisory fee	None
Administrative fee	0.15%
Distribution and service (12b-1) fees	--
Other expenses4	0.45%
Acquired fund fees and expenses5	0.81%
Total annual fund operating expenses	1.41%
Less: Fee waiver and/or
expense reimbursement6	(0.37%)
Net annual fund operating expenses	1.04%

Explanation of Fees and Expenses Table

1 - The redemption fee applies to redemptions, including exchanges, within seven days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares -- Redemption Fee" for situations where the fee may be waived.

2 - Annual fund operating expenses are based on projected expenses for the Fund's current fiscal year.

3 - The Fund pays no investment advisory fee. Management fees include a 0.15% administrative fee (as a percentage of net assets) paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor.

4 - "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

5 - As a shareholder in underlying Calvert Funds, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund each will indirectly bear its pro rata share of operating expenses incurred by the underlying Calvert Funds. Based on the most recent prospectus of each underlying Calvert Fund, such expenses range from 0.21% to 1.40% for Class I Shares of the underlying Calvert Funds (Class O Shares of the underlying CSIF Money Market Portfolio). The Funds invest in the least expensive Class of shares of the underlying Calvert Funds, which does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses each Fund will bear based on the expected allocation to, and the expected average expense ratio of, the underlying Calvert Funds. Actual allocations may vary, which would affect the level of indirect expenses to which a Fund is subject.

6 - Calvert has agreed contractually to limit direct ordinary operating expenses through January 31, 2009. This expense limitation does not limit the acquired fund fees and expenses incurred by a shareholder. Direct ordinary operating expenses will not exceed 0.23% for Class I Shares of each Fund. Only the Board of Trustees of the applicable Fund may terminate the Fund's expense cap for the contractual period. The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses and taxes. The Funds do not expect to incur a material amount of interest expense in the fiscal year. Each Fund has an expense offset arrangement with its custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned. It is not anticipated that a material amount of credits will be earned.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $1,000,000 in the Fund for the time periods indicated;
  you reinvest all dividends and distributions;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same;
  Calvert's expense limitation is in effect for year one; and
  the estimated gross expenses of the underlying Calvert Funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years Investment is Held
	1 Year	3 Years
Calvert Moderate Allocation Fund	$9,692	$34,768

	1 Year	3 Years
Calvert Aggressive Allocation Fund	$10,606	$41,059

FUND OF FUNDS STRUCTURE

Each Fund is structured as a "fund of funds." Each Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert Funds. The Funds invest in the least expensive Class of shares of the underlying Calvert Funds, which does not incur sales loads or Rule 12b-1 fees. Each Fund offers the convenience of a professionally managed, diversified portfolio of Calvert mutual funds in a single investment. Because each Fund invests in a variety of underlying funds, the Fund could receive benefits of diversification, through which a Fund investor could reduce overall risk by distributing assets among a number of investments. The diversification provided by asset allocation may reduce volatility over the long term.

Because the assets of the Funds are invested in other underlying Calvert Funds, the investment performance and risks of the Funds are directly related to the investment performance and risks of the underlying Calvert Funds. Furthermore, each Fund indirectly pays a proportionate share of the operating expenses of the underlying Calvert Funds in which the Fund invests, including management fees, which are paid to Calvert, in addition to the direct expenses of investing in the Fund. An investor in a Fund thus will pay higher expenses than if the underlying Calvert Fund shares were held directly. An investor in a Fund also may receive taxable capital gains distributions to a greater extent than if the underlying funds were held directly.

ABOUT CALVERT

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor ("Advisor") for the Funds and all the underlying funds in which the Funds invest. Calvert provides each Fund and the underlying funds with investment supervision, management and office space; furnishes executive and other personnel to each Fund and the underlying Funds; and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2007, Calvert was the investment advisor for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $16 billion in assets under management.

Management of the Funds is the responsibility of the Calvert Asset Allocation Committee (the "Allocation Committee"). The Allocation Committee is responsible for the selection and management of fund portfolio investments. John P. Nichols, CFA, is head of the Allocation Committee. He has served as Calvert's Vice President, Equities, since 1995, and oversees investment strategy and management of all of Calvert's balanced, equity and asset allocation portfolios. The Funds' Statement of Additional Information provides additional information about Mr. Nichols' management of other accounts, compensation and ownership of securities in each Fund.

Advisory Fees

The Funds do not pay advisory fees to Calvert for performing investment advisory services. Calvert, however, does receive advisory fees from managing the underlying Calvert Funds, a portion of which are paid indirectly by the Funds.

A discussion regarding the basis for the approval by the Funds' Board of Trustees of the investment advisory agreement with respect to each Fund is available in the most recent Semi-Annual Report for the Funds covering the fiscal period that ends on March 31 each year.

For the most recent fiscal year each Fund paid an administrative fee of 0.15% of the Fund's average daily net assets to Calvert Administrative Services Company, an affiliate of Calvert.

Consulting Fees

Ibbotson Associates, a wholly-owned subsidiary of Morningstar, Inc., serves as an asset allocation consultant and provides guidance on maintaining an optimal allocation strategy for the Funds. Ibbotson reviews portfolio allocations on a quarterly basis and reports results and recommendations to the Calvert Asset Allocation Committee and the Board. Each Fund pays Ibbotson an annual fee of 0.05% of the Fund's average daily net assets as compensation for such consulting services. Ibbotson Associates is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

How to Open an Account

Complete and sign an application for each new account. Be sure to specify Class I. All purchases must be made by bankwire, National Securities Clearing Corporation (NSCC) or ACH funds transfer, in U.S. dollars. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account: $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Fund to reopen, at no additional expense to other Classes in the Fund; where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time; for discretionary wrap programs; for omnibus accounts purchasing for a fund of funds; and for certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.)

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange ("NYSE") is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. Each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account in order to verify your identity. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's NAV. Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

HOW SHARES ARE PRICED

Shares of each Fund and shares of the underlying Calvert Funds are valued in the same manner as described below, except where noted.

The price of shares is based on each Fund's NAV. The NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different.

Each Fund's assets consist primarily of shares of the underlying Calvert Funds, which are valued at their respective NAVs.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some underlying Calvert Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These underlying Calvert Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the underlying Calvert Fund's shares may change on days when a Fund may not be able to buy or sell those shares.

Generally, portfolio securities and other assets are valued based on market quotations (except that all securities held by the underlying CSIF Money Market Portfolio are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share). Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees, and pursuant to the Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to a Fund's valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other circumstances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Board of Directors of the underlying CWVF International Equity Fund and Calvert International Opportunities Fund, and the Board of Directors of the underlying Calvert Global Alternative Energy Fund, have retained a third-party fair value pricing service, pursuant to the respective Fund's valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

When Your Account Will be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. All of your purchases must be made in U.S. dollars. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order" below.

Other Calvert Features / Policies

Calvert Information Network

For 24 hour performance and account information, call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Telephone Transactions

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund, and the exchange must satisfy the minimum investment amount.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

Shares of each Fund and shares of the underlying Calvert Funds (other than the CSIF Money Market Portfolio) have the same market timing policy described below.

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, the Fund's Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in each Fund, which may include the imposition of redemption fees as described under "How to Sell Shares ---- Redemption Fee". The Funds believe that market timing activity is not in the best interest of shareholders.

Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Trustees. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Trustees. The Board of Trustees of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Trustees. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may: modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling customer service at 800-368-2745.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund. If due to redemptions, the balance in your account falls below the minimum, your account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

Dividends, Capital Gains and Taxes

Each Fund pays dividends from its net investment income on a quarterly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For fixed-income and balanced funds, you will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. For non-fixed-income Funds, some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement. Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Arrangements with Broker/Dealers

CDI may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

How to Sell Shares

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. There are some federal holidays, however, i.e., Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. Class I redemptions must be made by bankwire, NSCC or ACH funds transfer. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within seven days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Accounts of foundations, endowments, state and local governments, and those that use consultants.
  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1⁄2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.
  Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a "qualified default investment alternative" in a retirement plan account in accordance with the requirements of Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies - Market Timing Policy," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation. For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will promptly assess the fee.

DESCRIPTION OF UNDERLYING FUNDS

The following is a description of the objective, principal investment strategies and principal risks of the underlying Calvert Funds. Calvert is the investment advisor for all of the underlying funds. This description is not an offer of the underlying funds' shares. Additional investment practices are described in the prospectus and statement of additional information for each of the underlying funds. The prospectus for each underlying fund is available on Calvert's website at www.calvert.com.

Calvert Equity Funds

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common stocks of U.S. large-cap companies, although it may have other investments, including foreign stocks and mid-cap stocks. The Fund defines large-cap companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $708 million to

$511.9 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion. The Fund also may purchase stocks outside the S&P 500 Index. Investment returns will be primarily from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for established companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. Under normal circumstances, the Fund will invest at least 95% of its net assets (including borrowings for investment purposes) in securities contained in the Index. The Fund will provide shareholders with at least 60 days' notice before changing this policy. Generally, the Fund sells securities only to reflect a change in the Calvert Social Index.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2007, the capitalization range of the Index was $479 million to $333.1 billion, and the weighted average capitalization was $83.2 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index. As of December 31, 2007, there were 633 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest U.S. companies. The Index is also reviewed quarterly to adjust for social criteria and other factors.

The socially responsible criteria are described below under "Investment Selection Process of the Underlying Funds -- Socially Responsible Investment Criteria". Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Calvert Social Index may decline in value.
  An index fund has operating expenses; a market index does not. The Fund -- while expected to track its target index as closely as possible while satisfying its investment and social criteria -- will not be able to match the performance of the index exactly.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stock of U.S. companies that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $90.5 billion. As of December 31, 2007, the capitalization range of the Index was $384 million to $511.9 billion. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, including foreign stocks not exceeding 25% of the Fund's net assets, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and momentum of market sentiment. These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index. The Subadvisor may choose to sell a security when it no longer appears attractive under this process.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Russell 1000 Index may decline in value.
  The individual stocks in the Fund or the enhanced equity modeling portfolio may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The Fund has operating expenses; a market index does not. The Fund -- while expected to track its target index as closely as possible while satisfying its own investment and social criteria -- will not be able to match the performance of the index exactly.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Tracking the Russell 1000 Index

The Subadvisor expects the annual tracking error, relative to the return of the Russell 1000 Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Calvert Large Cap Growth

Objective

Calvert Large Cap Growth seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of U.S. common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $708 million to $511.9 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion. The Fund also may purchase stocks outside the S&P 500 Index. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

As part of a secondary portfolio strategy, the Subadvisor may purchase or sell "traditional" (i.e., exchange-traded) stock index futures and may purchase options on exchange-traded stock indices and stock index futures for purposes of hedging, speculation or leverage. The Subadvisor would use these investments only in its effort to keep the long-term average market risk of the Fund roughly equal to that of the market itself. Accordingly, the Fund may use stock index futures and options on both stock indices and stock index futures to increase exposure to the stock market when the Subadvisor perceives market conditions to be favorable and to decrease exposure to the stock market when it perceives market conditions to be unfavorable. To increase stock market exposure, the Fund may establish long stock index futures positions or buy exchange-traded call options on both stock indices and stock index futures. To decrease exposure, the Fund may establish short stock index futures positions or buy exchange-traded put options on both stock indices and stock index futures. At any one point in time, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Subadvisor does not intend to leverage overall market risk in the long term.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor to the Fund purchases and sells securities for the Fund's portfolio based on information derived from its proprietary stock ranking and rating models. Stocks that are rated as sufficiently attractive in the model are subject to purchase. When a holding of the Fund deteriorates in ranking or rating, it is subject to sale.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The use of stock index futures and options may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. A stock index future is a contract to buy or sell the cash value of a specific stock index at a specific price by a specified date. An option gives the holder a right but not the obligation to purchase or sell a security at a specified price within a specified time, and a stock index option is an option based on a stock market index (or the cash value thereof). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. Stock index futures and options are derivatives. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. Derivatives also can involve risk of loss if the party who issued the derivative defaults on its obligation. In addition, derivatives may be less liquid and more difficult to value.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in curriences other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Capital Accumulation

Objective

Calvert Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size U.S. companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. The Russell Midcap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell Midcap Growth Index was $384 million to $41.7 billion as of

December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Fund also may purchase stocks outside the Russell Midcap Growth Index. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert World Values Fund, Inc. (CWVF) International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of foreign companies. "Equity securities" for purposes of this 80% policy means common and preferred stock and the depositary receipts on such shares. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common and preferred stocks of non-U.S. large cap stocks using a core investment approach. The Fund defines "non-U.S. large cap" companies as those whose market capitalization falls within the range of the MSCI EAFE IMI. The MSCI EAFE IMI undergoes quarterly reassessment and updating reviews by MSCI: full reviews take place twice per year and partial reviews occur in the other two quarters. The market capitalization range for the MSCI EAFE IMI was

$749 million to $233.6 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion.

The Fund will generally hold stocks of companies from the constituent countries of the MSCI EAFE IMI, but may opportunistically invest in other countries, including emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio relative to the benchmark, the MSCI EAFE IMI. As stocks improve or decline in rating over successive periodic model evaluations, they are gradually added to or sold from the portfolio.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Investment Selection Process of the Underlying Funds -- Special Investment Programs".

The Fund may invest in ADRs and GDRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/S&P World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $16 million to $28.1 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Investment Selection Process of the Underlying Funds -- Special Investment Programs."

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in ADRs and GDRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

If the Fund's Board of Directors approves a change in the Fund's investment objective, 60 days' advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Global Alternative Energy

Objective

Calvert Global Alternative Energy's investment objective is long-term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or are significantly involved in the alternative energy sector. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Under the Fund's investment approach, a company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities;

(2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Index; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. (For additional information on these indices, see "----Description of Alternative Energy Indices" below.)

The Fund defines a non-U.S. company as a company (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will invest in equity securities that include common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, rights and warrants.

The Fund will invest in securities of all market capitalizations; however, because many alternative energy companies are relatively new, the Fund may contain a greater number of small- and mid-cap stocks than large-cap stocks. As an internationally diversified fund, the Fund will invest in several countries in different geographic regions. The Fund will primarily invest in developed countries but may purchase securities in emerging markets. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation.

The Fund may invest in ADRs and GDRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Subadvisor will use a combination of quantitative and fundamental processes. The initial step focuses on development of the investible universe. The universe is evaluated based upon long-term strategic allocations for each sub-activity within the alternative energy sector. Fundamental and qualitative models further evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls during portfolio construction. The Subadvisor also consults a panel of experts in the field of alternative energy to provide research and insight on political, economic and regional trends with respect to alternative energy segments.

The Subadvisor may elect to sell a security following evaluation using a fair-value model created upon purchase. Factors that help to determine action include a review of business or financial fundamentals, and future expectations relative to current valuation and the model target.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Thus, the Fund may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Description of Alternative Energy Indices

As stated above under "Principal Investment Strategies," the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Index. The Ardour Global Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2007, the Index included 111 companies.

Merrill Lynch Renewable Energy Index. The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes "pure plays" as well as stocks likely to benefit in a less direct way. The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria -- market capitalization, liquidity and country of listing. As of December 31, 2007, the Index included 30 stocks in the broad renewable energy sector.

S&P Global Alternative Energy Index. The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices -- the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2007, the Index included 54 companies.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2007) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2007) in nuclear energy related businesses that meet investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index. The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2007, the Index included 88 companies.

WilderHill Clean Energy Index. A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2007, the Index included 42 companies.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Stocks that comprise the energy sector may decline in value.
  Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline.
  The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments' policies towards alternative energy also may have an adverse affect on the Fund's performance.
  The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.
  The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry. A downturn in this industry would have a larger impact on the Fund than on a fund that does not concentrate in this industry. In addition, shares of the companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.
  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small-cap and mid-cap stocks may respond to market activity differently than larger more established companies, and can be more volatile than that of larger issuers. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. The market value of convertible securities tends to decline as interest rates increase although to a lesser extent than with fixed-income securities. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's NAV. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert New Vision Small Cap

Objective

Calvert New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks of U.S. companies that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $3 billion or less at the time the Fund initially invests. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of small-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies small companies as having a market capitalization of $3 billion or less at the time of initial purchase.

The Fund seeks to identify the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of small-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value

Objective

Calvert Mid Cap Value will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index where companies had a capitalization of $479 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $10 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell Midcap Value Index, which had the market capitalization range stated above. The Russell Midcap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell Midcap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell Midcap Value Index will cause the Subadvisor's universe of stocks and range of market capitalizations to change accordingly. The Subadvisor also may purchase companies outside of the Russell Midcap Value Index.

The Fund may also invest up to 25% of its net assets in foreign securities.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Subadvisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Fixed-Income Fund

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. At least 65% of the Fund's net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by S&P or an equivalent rating by an NRSRO, including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the security's fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade in a security's credit quality rating is not an automatic signal to sell/buy that security.

The Fund invests principally in bonds issued by U.S. corporations, U.S. agencies (e.g., Government National Mortgage Association), Fannie Mae and Freddie Mac. The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS. The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include ADRs, which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities the custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  Fannie Mae and Freddie Mac (and other GSEs) issue debt and mortgage-backed securities that are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.
  The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by S&P or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Investment in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities that trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs.
  The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Portfolio to have a relatively high amount of short-term capital gains, which may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Money Market Fund

CSIF Money Market

Objective

CSIF Money Market seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests in high quality money market instruments, such as commercial paper, variable rate demand notes, and corporate, agency and taxable municipal obligations, and repurchase agreements. All investments must comply with the SEC money market fund requirements per Rule 2a-7 of the Investment Company Act of 1940.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must be consistent with the Fund's current financial and social criteria.

Principal Risks

The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. In addition, the credit quality of the securities held by the Fund may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the Fund because it invests primarily in securities that are considered to be of high quality. The Fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Securities issued by GSEs such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.

Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT SELECTION PROCESS OF THE UNDERLYING FUNDS

In seeking a fund's investment objective, investments for that fund are first selected for financial soundness and then evaluated according to that fund's social criteria. To the greatest extent possible, the funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for a fund must be consistent with the fund's current financial and social criteria.

Investments in fixed income securities for the underlying bond and money market funds may be made prior to the application of social analysis, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform social analysis prior to purchase. However, following purchase, the fixed income security is evaluated according to the Fund's social criteria and if it is not found to meet the standards for the Fund's social criteria, the security must be sold as soon as is possible, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each fund's investment objective and social criteria.

Each fund may invest in Exchange Traded Funds ("ETFs") for the limited purpose of managing the fund's cash position consistent with the fund's applicable benchmark. The ETFs in which a fund invests will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by that fund. In addition, the ETFs in which a fund invests may hold securities of companies or entities that that fund could not invest in directly because such companies or entities do not meet the fund's social investment criteria. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the fund meet its investment objective by obtaining market exposure to securities in the fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a fund does not constitute endorsement or validation by that fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the fund's social criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

(All Funds except Calvert Global Alternative Energy)

Each fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsiblity and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Each fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the applicable fund's Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value:

The funds seek to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.
  The funds seek to avoid investing in companies that:
  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

CWVF International Equity

The Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.
  The Fund seeks to avoid investing in companies that:
  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Calvert International Opportunities

The Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Fund seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Socially Responsible Investment Criteria

(Calvert Global Alternative Energy only)

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The fund provides an investment opportunity for climate change solutions and renewable energy development.

The fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The fund will focus on environmental, social, and governance factors that promote and encourage sustainable solutions.

The fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, companies totally satisfy. All social criteria may be changed by the Board of Directors without shareholder approval.

The spirit of Calvert Global Alternative Energy's social criteria is similar to that of other Calvert Social Funds, but its application may at times differ. Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The Fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

Calvert will continue to adhere to core environmental, social and governance criteria as follows.

The fund will seek to invest in companies that:

  Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.
  Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.
  Treat their employees with dignity and respect in the workplace.
  Observe appropriate international human rights standards and respect the rights of indigenous peoples.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.
  Exhibit sound policies and practices with respect to corporate governance and business practices.

The fund seeks to avoid investing in companies that:

  Contribute directly to the systematic denial of basic human rights.
  Maintain poor environmental compliance and performance practices.
  Demonstrate poor corporate governance or engage in unethical business practices.
  Own or operate new nuclear power plants.

Special Investment Programs

As part of Calvert's and certain funds' ongoing commitment to providing and fostering innovative initiatives, those funds invest a small percentage of their respective assets in special investment programs that are non-principal investment strategies pioneered by Calvert -- High Social Impact Investments and Special Equities. CWVF International Equity and Calvert International Opportunities have limits on investments in U.S. companies of 5% and 10% of net assets, respectively, which percentages exclude High Social Impact Investments and Special Equities investments.

High Social Impact Investments

CSIF Bond, CSIF Equity, Calvert World Values International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of the fund's assets (up to 3% for each of CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation and up to 1% for each of the other funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the funds' social criteria. These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact Investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The funds believe that these investments have a significant social return through their impact in our local communities.

Each fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the fund and of the fund's investment advisor, as determined in good faith under consistently applied valuation procedures adopted by the fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced."

Pursuant to an exemptive order, the funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

The funds may also invest directly in high social impact issuers, such as through Social Enterprises in conjunction with the Special Equities investment program (see "-- Special Equities").

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. High Social Impact Investments for Calvert Social Index Fund will be limited to 1% of the fund's assets if it commences the program.

Special Equities

CSIF Equity, Calvert World Values International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert Large Cap Growth and Calvert Social Index Fund

Each of these funds has a Special Equities investment program that allows the fund to promote especially promising approaches to social goals through privately placed investments. Special Equities investments are subject to the fund's limit on illiquid securities (which is no more than 15% of the fund's net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Sub-Committee of the Investment Performance Oversight Committee of each fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. A fund's Special Equities are valued under the direction of the fund's Board. Special Equities investments for Calvert Social Index Fund will be limited to 1% of the fund's assets if it commences the program.

Pursuant to approval by each fund's Board of Trustees/Directors, each fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research regarding the Special Equities Program.

Shareholder Advocacy and Social Responsibility

As each fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After a fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert votes all proxies consistent with the financial and social goals of each fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Moderate Allocation Fund
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005#
Net asset value, beginning	$16.81	$15.88	$15.00
Income from investment operations
Net investment income	.32	.18	.02
Net realized and unrealized gain (loss)	1.59	.92	.87
Total from investment operations	1.91	1.10	.89
Distributions from
Net investment income	(.32)	(.17)	(.01)
Net realized gain	(.10)	**	--
Total distributions	(.42)	(.17)	(.01)
Total increase (decrease) in net asset value	1.49	.93	.88
Net asset value, ending	$18.30	$16.81	$15.88

Total return*	11.46%	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.71%	1.08%	.43% (a)
Total expenses	.75%	1.12%	3.99% (a)
Expenses before offsets	.75%	.95%	1.00% (a)
Net expenses	.75%	.95%	1.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$71,746	$33,279	$7,628

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$16.69	$15.80	$15.00
Income from investment operations
Net investment income	.20	.05	(.02)
Net realized and unrealized gain (loss)	1.56	.91	.82
Total from investment operations	1.76	.96	.80
Distributions from
Net investment income	(.19)	(.07)	--
Net realized gain	(.10)	**	--
Total distributions	(.29)	(.07)	--
Total increase (decrease) in net asset value	1.47	.89	.80
Net asset value, ending	$18.16	$16.69	$15.80

Total return*	10.62%	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.97%	.07%	(.62%) (a)
Total expenses	1.50%	1.95%	5.22% (a)
Expenses before offsets	1.50%	1.94%	2.00% (a)
Net expenses	1.50%	1.94%	2.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$17,564	$8,508	$2,200

Aggressive Allocation Fund
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005##
Net asset value, beginning	$16.91	$15.62	$15.00
Income from investment operations
Net investment income	.22	.03	(.01)
Net realized and unrealized gain (loss)	2.16	1.31	.63
Total from investment operations	2.38	1.34	.62
Distributions from
Net investment income	(.21)	(.05)	--
Net realized gain	(.08)	--	--
Total distributions	(.29)	(.05)	--
Total increase (decrease) in net asset value	2.09	1.29	.62
Net asset value, ending	$19.00	$16.91	$15.62

Total return*	14.18%	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	.96%	(.11%)	(.59%) (a)
Total expenses	.98%	2.08%	15.10% (a)
Expenses before offsets	.43%	.83%	1.00% (a)
Net expenses	.43%	.83%	1.00% (a)
Portfolio turnover	2%	9%	5%
Net assets, ending (in thousands)	$44,004	$15,170	$1,380

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005##
Net asset value, beginning	$16.74	$15.59	$15.00
Income from investment operations
Net investment income	**	(.11)	(.05)
Net realized and unrealized gain (loss)	2.09	1.27	.64
Total from investment operations	2.09	1.16	.59
Distributions from
Net investment income	(.12)	(.01)	--
Net realized gain	(.08)	--	--
Total distributions	(.20)	(.01)	--
Total increase (decrease) in net asset value	1.89	1.15	.59
Net asset value, ending	$18.63	$16.74	$15.59

Total return*	12.56%	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(.32%)	(1.24%)	(1.63%) (a)
Total expenses	1.77%	3.04%	13.06% (a)
Expenses before offsets	1.77%	2.00%	2.00% (a)
Net expenses	1.77%	2.00%	2.00% (a)
Portfolio turnover	2%	9%	5%
Net assets, ending (in thousands)	$7,605	$3,240	$832

See notes to financial highlights.

Notes to financial highlights

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B       Amounts do not include the activity of the underlying funds.

(a)       Annualized.

*      Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**      Less than $.01 per share.

#       From April 29, 2005 inception.

##       From June 30, 2005 inception.

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PRINCIPAL UNDERWRITER
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For investors who want more information about a Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about a Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

You can get free copies of reports and SAIs, request other information and discuss your questions about a Fund by contacting your financial professional, or the Fund at:

Calvert Group, Ltd.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert's website at the following Internet address:

www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334 (Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

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